                                                                  EXECUTION COPY








                            AAMES CAPITAL CORPORATION

                                   as Seller,



                      AAMES CAPITAL ACCEPTANCE CORPORATION

                                  as Depositor,



                          COUNTRYWIDE HOME LOANS, INC.

                                   as Servicer



                                       and



                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                                   as Trustee



                         POOLING AND SERVICING AGREEMENT

                          Dated as of September 1, 2001
                           Aames Mortgage Trust 2001-3
                       Mortgage Pass-Through Certificates,
                                  Series 2001-3

                                TABLE OF CONTENTS

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
                                    ARTICLE I

                                   DEFINITIONS

Section 1.01          Definitions.................................................................................1
Section 1.02          Interest Calculations......................................................................30

                                   ARTICLE II

                             CONVEYANCE OF THE TRUST ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01          Conveyance of the Trust....................................................................30
Section 2.02          Conveyance of the Subsequent Mortgage Loans; Fixed Price Contract..........................33
Section 2.03          Acceptance by the Trustee; Repurchase or Substitution of
                      Mortgage Loans.............................................................................36
Section 2.04          Representations and Warranties Regarding the Servicer and the Seller.......................39
Section 2.05          Representations and Warranties of the Seller Regarding the
                      Mortgage Loans.............................................................................42
Section 2.05A         Representations and Warranties of the Depositor as to the
                      Mortgage Loans.............................................................................53
Section 2.06          Execution and Authentication of Certificates...............................................53
Section 2.07          Reserved...................................................................................53
Section 2.08          Indemnification of the Trust...............................................................53

                                   ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS; CERTIFICATE ACCOUNT

Section 3.01          The Servicer and the Sub-Servicers.........................................................54
Section 3.02          Collection of Certain Mortgage Loan Payments; Collection Account and
                      Certificate Account........................................................................55
Section 3.03          Additional Servicing Responsibilities for the Adjustable Rate
                      Mortgage Loans.............................................................................58
Section 3.04          Hazard Insurance Policies..................................................................58
Section 3.05          Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements.................59
Section 3.06          Realization upon Liquidated Mortgage Loans.................................................60
Section 3.07          Trustee to Cooperate; Release of Mortgage Files............................................61
Section 3.08          Servicing Compensation; Payment of Certain Expenses by the Servicer........................62
Section 3.09          Annual Statement as to Compliance..........................................................62
Section 3.10          Annual Independent Public Accountants' Servicing Report....................................62
Section 3.11          Access to Certain Documentation and Information Regarding the
                      Mortgage Loans.............................................................................63
Section 3.12          Maintenance of Fidelity Bond and Errors and Omissions Policy...............................63
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                                      -i-

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Section 3.13          Notices to the Rating Agencies and the Trustee ............................................63
Section 3.14          Reports of Foreclosures and Abandonment of Mortgaged Properties............................64
Section 3.15          Sub-Servicers and Sub-Servicing Agreements.................................................64
Section 3.16          Prefunding Account.........................................................................65
Section 3.17          Capitalized Interest Account...............................................................66
Section 3.18          [Reserved].................................................................................66
Section 3.19          [Reserved].................................................................................66
Section 3.20          [Reserved].................................................................................66
Section 3.21          Net Rate Cap Fund..........................................................................66
Section 3.22          Covenants and Representations Regarding Prepayment Charges.................................67
Section 3.23          Claims Upon the PMI Policy.................................................................68

                                   ARTICLE IV

                                REMITTANCE REPORT

Section 4.01          Servicer Remittance Report.................................................................68
Section 4.02          Trustee Distribution Date Statement........................................................68

                                    ARTICLE V

                  PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

Section 5.01          Distributions..............................................................................70
Section 5.02          Monthly Advances; Servicing Advances.......................................................74
Section 5.03          Statements to Certificateholders...........................................................75
Section 5.04          Allocation of Losses.......................................................................77

                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01          The Certificates...........................................................................77
Section 6.02          Registration of Transfer and Exchange of Certificates......................................78
Section 6.03          Mutilated, Destroyed, Lost or Stolen Certificates..........................................83
Section 6.04          Persons Deemed Owners......................................................................83
Section 6.05          Actions of Certificateholders..............................................................83

                                   ARTICLE VII

                   THE SERVICER, THE SELLER AND THE DEPOSITOR

Section 7.01          Liability of the Seller, the Depositor and the Servicer....................................84
Section 7.02          Merger or Consolidation of, or Assumption of the Obligations
                      of the Seller, the Depositor or Servicer...................................................84
Section 7.03          Limitation on Liability of the Servicer and Others.........................................84
Section 7.04          Servicer Not to Resign.....................................................................84
Section 7.05          Merger or Consolidation of the Seller or Depositor.........................................86
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                                      -ii-

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                                  ARTICLE VIII

                                     DEFAULT

Section 8.01          Events of Default..........................................................................86
Section 8.02          Trustee to Act; Appointment of Successor...................................................88
Section 8.03          Notifications to Certificateholders........................................................89
Section 8.04          Assumption or Termination of Sub-Servicing Agreements by the Trustee or
                      any Successor Servicer.....................................................................89

                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01          Duties of the Trustee......................................................................89
Section 9.02          Certain Matters Affecting the Trustee......................................................90
Section 9.03          Trustee Not Liable for Certificates or Mortgage Loans......................................91
Section 9.04          Trustee May Own Certificates...............................................................92
Section 9.05          Payment of the Trustee's Fees and Expenses.................................................92
Section 9.06          Eligibility Requirements for the Trustee...................................................92
Section 9.07          Resignation or Removal of the Trustee......................................................93
Section 9.08          Successor Trustee..........................................................................93
Section 9.09          Merger or Consolidation of the Trustee.....................................................94
Section 9.10          Appointment of Co-Trustee or Separate Trustee..............................................94
Section 9.11          Compliance with REMIC Provisions...........................................................95
Section 9.12          Trustee May Enforce Claims Without Possession of Certificates..............................96
Section 9.13          Exercise of Trustee Powers by Certificateholders...........................................96
Section 9.14          Tax Returns................................................................................97
Section 9.15          Taxpayer Identification Number.............................................................97
Section 9.16          Miscellaneous REMIC Matters................................................................97

                                    ARTICLE X

                                   TERMINATION

Section 10.01         Termination Upon Purchase or Liquidation of All Mortgage Loans............................101
Section 10.02         Additional Termination Requirements.......................................................103

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01         Amendment.................................................................................104
Section 11.02         Recordation of Agreement..................................................................106
Section 11.03         Limitation on Rights of Certificateholders................................................106
Section 11.04         Governing Law.............................................................................107
Section 11.05         Notices...................................................................................107
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Section 11.06         Severability of Provisions................................................................107
Section 11.07         Assignment................................................................................107
Section 11.08         Certificates Nonassessable and Fully Paid.................................................108
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                                      -iv-

                             SCHEDULES AND EXHIBITS


        Schedule I          List of Sub-Servicers
        Schedule II         Schedule of Restricted Mortgage Loans
        Exhibit A-1         Form of Class A Certificate
        Exhibit A-2         Form of Class M Certificate
        Exhibit A-3         Form of Class B Certificate
        Exhibit A-4         Form of Class A-IO Certificate
        Exhibit B-1         Form of Class C Certificate
        Exhibit B-2         Form of Class R Certificate
        Exhibit B-3         Form of Class P Certificate
        Exhibit C           [Reserved]
        Exhibit D           [Reserved]
        Exhibit E           Mortgage Loan Schedule
        Exhibit F           Form of Annual Statement as to Compliance
        Exhibit G           Form of Transfer Affidavit
        Exhibit H           Form of Payoff Notice
        Exhibit I           Form of Liquidation Report
        Exhibit J           Form of Officer's Certificate as to Charge-offs
        Exhibit K           Form of Transferor Affidavit
        Exhibit L           [Reserved]
        Exhibit M           Form of Transferor Letter
        Exhibit N-1         Form of Investment Letter [Non-Rule 144A]
        Exhibit N-2         Form of Rule 144A Letter
        Exhibit O           Mortgage Guaranty Insurance Corporation PMI Policy
        Exhibit P           List of PMI Mortgage Loans
        Exhibit Q           [Reserved]
        Exhibit R           Prepayment Charge Schedule

         THIS POOLING AND SERVICING AGREEMENT (this "Agreement"), dated as of September 1, 2001, by and among Aames Capital Corporation, as seller (in such capacity, the "Seller"), Aames Capital Acceptance Corp., as depositor (the "Depositor"), Countrywide Home Loans, Inc., as servicer (the "Servicer") and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

                         W I T N E S S E T H   T H A T:

         In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         Addition Notice: With respect to the transfer of Subsequent Mortgage Loans to the Trust pursuant to Section 2.02 of this Agreement, notice of the Seller's designation of Subsequent Mortgage Loans to be sold to the Trust separated by Mortgage Loan Group and the aggregate Subsequent Cut-off Date Principal Balance of such Subsequent Mortgage Loans in each Mortgage Loan Group, which notice shall be given to the Trustee not later than one Business Day prior to the related Subsequent Transfer Date.

         Adjustable Rate Mortgage Loan: Any Hybrid Loan which, upon the expiration of its initial term bearing a fixed rate of interest, has a Mortgage Loan Rate that is adjustable at regular periodic intervals, based on the Index plus the related Gross Margin subject to any Minimum Rate, Maximum Rate and any periodic limitations on adjustment from time to time, all as set forth in the Mortgage Loan Schedule.

         Adjustment Date: With respect to any Adjustable Rate Mortgage Loan, the date on which a change to the Mortgage Loan Rate on a Mortgage Loan becomes effective.

         Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings corresponding to the foregoing.

         Aggregate Principal Amount: As to any Distribution Date, the sum of the Basic Principal Amount for each Mortgage Loan Group.

         Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Annual Statement of Compliance: The annual statement to be prepared and delivered by the Servicer in accordance with Section 3.09.

         Applied Realized Loss Amounts: As to any Distribution Date, an amount equal to the excess, if any, of (i) the aggregate of the Certificate Principal Balances of the Offered Certificates, after giving effect to all distributions on such Distribution Date over (ii) the Pool Balance as of the last day of the related Collection period.

         Appraised Value: The appraised value of any Mortgaged Property based upon the appraisal made at the time of origination of the related Mortgage Loan or, in the case of a Mortgage Loan that is a purchase money mortgage loan, the sales price of the related Mortgaged Property if such sales price is less than such appraised value.

         Available Funds: With respect to any Mortgage Loan Group and any Distribution Date, the sum, without duplication of the following amounts with respect to the Mortgage Loans in such Mortgage Loan Group and the immediately preceding Collection Period:

                           (i) scheduled and unscheduled payments of principal
                  and interest on the Mortgage Loans received by the Servicer, including amounts deposited in respect of the Closing Date Deposit (net of amounts representing the Monthly Servicing Fee with respect to each Mortgage Loan and the applicable PMI Insurer Fee to the extent previously paid to the Servicer and reimbursement for Monthly Advances and Servicing Advances);

                           (ii) Net Liquidation Proceeds and Trust Insurance
                  Proceeds with respect to the Mortgage Loans (net of amounts applied to the restoration or repair of a Mortgaged Property);

                           (iii) amounts payable in connection with each such
                  Mortgage Loan that was repurchased from the Trust, and all amounts payable in respect of any Mortgage Loan in the related Mortgage Loan Group in connection with a substitution of a Qualified Replacement Mortgage Loan therefor;

                           (iv) payments from the Servicer in connection with
                  (a) Monthly Advances and (b) Compensating Interest, and payments in connection with the termination of the Trust with respect to the Mortgage Loans as provided in this Agreement;

                           (v) on the Distribution Dates during and immediately
                  following the Funding Period, amounts from the Capitalized Interest Account for the payment of interest on the Certificates of the related Mortgage Loan Group; and

                           (vi) on the Distribution Date at or immediately
                  following the end of the Funding Period, amounts remaining on deposit in the Prefunding Account with respect to the related Mortgage Loan Group.

         Available Funds Cap: A per annum rate equal to (i) the weighted average Net Loan Rate of the Mortgage Loans minus (ii) the product of (x) the Pass-Through Rate on the Class A-IO

Certificates and (y) a fraction, the numerator of which is the Notional Amount of such Class A-IO Certificates immediately prior to such Distribution Date, and the denominator of which is the Pool Balance as of the end of the second preceding Collection Period.

         Basic Principal Amount: With respect to any Mortgage Loan Group and any Distribution Date, an amount equal to the sum of the following amounts (without duplication) with respect to the Mortgage Loans in such Mortgage Loan Group and the immediately preceding Collection Period:

                           (i) each payment of principal on a Mortgage Loan
                  received by the Servicer during such Collection Period, including all full and partial principal prepayments (net of reimbursements to the Servicer for Servicing Advances);

                           (ii) the Net Liquidation Proceeds and Trust Insurance
                  Proceeds allocable to principal received by the Servicer with respect to any Mortgage Loan during such Collection Period (net of amounts applied to the restoration or repair of a Mortgaged Property);

                           (iii) all amounts allocable to principal payable in
                  connection with each such Mortgage Loan that was repurchased from the Trust during such Collection Period, and all amounts allocable to principal payable in respect any Mortgage Loan in the related Mortgage Loan Group in connection with a substitution of a Qualified Replacement Mortgage Loan therefor; and

                           (iv) any related amounts remaining in the Prefunding
                  Account with respect to the related Mortgage Loan Group after the Funding Period.

         Basic Principal Distribution Amount: As to any Distribution Date, is an amount equal to the Aggregate Principal Amount minus the Excess
Overcollateralization Amount.

         Bloomberg: The on-line computer based information network maintained by Bloomberg L.P., or any successor thereto.

         Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). As of the Closing Date, only the Offered Certificates constitute Book-Entry Certificates.

         Book-Entry Nominee:  As defined in Section 6.02(b).

         Business Day: Any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in the State of California or the State of New York are required or authorized by law, executive order or governmental decree to be closed.

         Capitalized Interest Account:  Not applicable.

         Capitalized Interest Account Deposit:  $0.

         Capitalized Interest Requirement:  Not applicable.

         Certificate: Any Class A-1, Class A-2, Class A-IO, Class M-1, Class M-2, Class B, Class C, Class P or Class R Certificate issued pursuant to this Agreement.

         Certificate Account: The segregated account, which shall be an Eligible Account, established and maintained pursuant to Section 3.02(e) and entitled "Bankers Trust Company of California, N.A., as Trustee for Aames Mortgage Trust 2001-3 Mortgage Pass-Through Certificates, Series 2001-3, Certificate Account".

         Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of taking any action under Article Eight or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Seller or the Servicer or any Person actually known to a Responsible Officer of the Trustee to be an Affiliate of the Seller, the Depositor or the Servicer shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether Holders of the requisite Percentage Interests necessary to take any such action or effect any such consent have acted or consented unless the Seller, the Depositor, the Servicer or any such Person is an owner of record of all of the Certificates.

         Certificate Owner: With respect to any Book-Entry Certificate, the Person who is the beneficial owner thereof.

         Certificate Principal Balance: With respect to the Class A-1 Certificates, the Class A-1 Certificate Principal Balance; with respect to the Class A-2 Certificates, the Class A-2 Certificate Principal Balance; with respect to the Class M-1 Certificates, the Class M-1 Certificate Principal Balance; with respect to the Class M-2 Certificates, the Class M-2 Certificate Principal Balance; with respect to the B Certificates, the Class B Certificate Principal Balance; with respect to the Class C Certificates, the Class C Certificate Principal Balance; and with respect to the Class P Certificates, the Class P Certificate Principal Balance. The Class A-IO Certificates do not have a Certificate Principal Balance.

         Certificate Register: The register maintained pursuant to Section 6.02.

         Class: Any class of the Offered Certificates, the Class C Certificate, the Class P Certificate, the Class R-I Certificate, the Class R-II Certificate or the Class R-III Certificate, as the case may be, taken as a whole.

         Class A Certificates: The Class A-1 and Class A-2 Certificates.

         Class A Principal Allocation Percentage: For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Aggregate Principal Amount for such distribution date that is attributable to principal received on the Group I Mortgage Loans, and the denominator of which is (y) the Aggregate Principal Amount for such Distribution Date, and (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Aggregate Principal Amount for such Distribution Date that is attributable to principal received on the Group II Mortgage Loans, and the denominator of which is (y) the Aggregate Principal Amount for such Distribution Date.

         Class A-1 Certificate: Any one of the Certificates executed by the Trustee on behalf of the Trust, not in its individual capacity, but solely as Trustee, authenticated by the Trustee and in substantially the form set forth in Exhibit A-1 hereto.

         Class A-1 Certificate Principal Balance: As to any Distribution Date, the Initial Certificate Principal Balance for the Class A-1 Certificates less the portions of the Senior Principal Distribution Amounts allocated and actually distributed to the holders of the Class A-1 Certificates on previous Distribution Dates.

         Class A-1 Pass-Through Rate: The lesser of (x) with respect to each Interest Period ending on or prior to the Clean-Up Call Date, 5.44%, and for each Interest Period thereafter, 5.94% and (y) the Available Funds Cap.

         Class A-2 Certificate: Any one of the Certificates executed by the Trustee on behalf of the Trust, not in its individual capacity, but solely as Trustee, authenticated by the Trustee and in substantially the form set forth in Exhibit A-1 hereto.

         Class A-2 Certificate Principal Balance: As to any Distribution Date, the Initial Certificate Principal Balance for the Class A-2 Certificates less the portions of the Senior Principal Distribution Amounts allocated and actually distributed to the holders of the Class A-2 Certificates on previous Distribution Dates.

         Class A-2 Pass-Through Rate: The lesser of (x) with respect to each Interest Period ending on or prior to the Clean-Up Call Date, 5.70%, and for each Interest Period thereafter, 6.20% and (y) the Available Funds Cap.

         Class A-IO Certificate: Any one of the Certificates executed by the Trustee on behalf of the Trust, not in its individual capacity, but solely as Trustee, authenticated by the Trustee and in substantially the form set forth in Exhibit A-4 hereto.

         Class A-IO Pass-Through Rate:  6.00% per annum.

         Class B Certificate: Any one of the Certificates executed by the Trustee on behalf of the Trust, not in its individual capacity, but solely as Trustee, authenticated by the Trustee and in substantially the form set forth in Exhibit A-4 hereto.

         Class B Certificate Principal Balance: As to any Distribution Date, the Initial Certificate Principal Balance for the Class B Certificates less the Class B Principal Distribution Amounts actually distributed to the holders of the Class B Certificates on previous Distribution Dates and reduced by any Applied Realized Loss Amounts allocated to such Class on prior Distribution Dates.

         Class B Pass-Through Rate: The lesser of (x) with respect to each Interest Period ending on or prior to the Clean-Up Call Date, 7.13%, and for each Interest Period thereafter, 7.63% and (y) the Available Funds Cap.

         Class B Principal Distribution Amount: On any Distribution Date on and after the Stepdown Date and so long as a Delinquency Event is not in effect, an amount equal to the excess of (1) the sum of (A) the aggregate Certificate Principal Balance of the Class A Certificates (after giving effect to the distribution of the Senior Principal Distribution Amount on such Distribution
Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after giving effect to the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after giving effect to the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the Certificate Principal Balance of the Class B Certificates immediately prior to such Distribution Date, over (2) the lesser of (A) 100% of the Pool Balance minus the Subordination Required Overcollateralization Amount as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the OC Floor, provided, however, that after the Certificate Principal Balances of the Class A, Class M-1 and Class M-2 Certificates are reduced to zero, the Class B Principal Distribution Amount for such Distribution Date will equal 100% of the Principal Distribution Amount.

         Class C Certificate: Any one of the Certificates executed by the Trustee on behalf of the Trust, not in its individual capacity, but solely as Trustee, authenticated by the Trustee and in substantially the form set forth in Exhibit B-1 hereto.

         Class C Carryforward Amount: With respect to any Distribution Date, the amount by which the aggregate of the amount by which the Class C Distribution Amount for each prior Distribution Date exceeded the amount actually distributed in respect of the Class C Distribution Amount on each such date, reduced by the aggregate of the amounts distributed in respect of the Class C Carryforward Amount on each such prior Distribution Dates, and reduced by the aggregate of the amounts of Applied Realized Loss Amounts that have resulted in the reduction of the Overcollateralization Amount on each such prior Distribution Date.

         Class C Certificate Principal Balance: As to any Distribution Date, the Initial Certificate Principal Balance of the Class C Certificates less any amounts distributed to the holders of the Class C Certificates on previous Distribution Dates with respect to principal on the Class C Certificates.

         Class C Distribution Amount: With respect to any Distribution Date, means the interest allocated to the Class C Certificates as separate components in accordance with note (5) of Section 9.16(c) with respect to such Distribution Date and additionally, with respect to the first Distribution Date, an amount equal to the Class C Certificate Principal Balance.

         Class Interest Carryover Shortfall: With respect to any Class of Offered Certificates on any Distribution Date, means the amount, if any, by which (i) the Class Monthly Interest Amount on such Class for the preceding Distribution Date plus any outstanding Class Interest Carryover Shortfall with respect to such Class from the preceding Distribution Date (together with interest on such outstanding Class Interest Carryover Shortfall at the related Pass-Through Rate for the related Interest Period to the extent lawful) exceeds
(ii) the amount of interest actually distributed to the holders of such Certificates on such Distribution Date.

         Class Interest Distribution: As to any Class of Certificates and Distribution Date, an amount equal to the sum of (a) the related Class Monthly Interest Amount and (b) any Class Interest Carryover Shortfall for such Class of Certificates for such Distribution Date.

         Class M-1 Certificate: Any one of the Certificates executed by the Trustee on behalf of the Trust, not in its individual capacity, but solely as Trustee, authenticated by the Trustee and in substantially the form set forth in Exhibit A-2 hereto.

         Class M-1 Certificate Principal Balance: As to any Distribution Date, the Initial Class Principal Balance for the Class M-1 Certificates less the Class M-1 Principal Distribution Amounts actually distributed to the holders of the Class M-1 Certificates on previous Distribution Dates and reduced by any Applied Realized Loss Amounts allocated to such Class on prior Distribution Dates.

         Class M-1 Pass-Through Rate: The lesser of (x) with respect to each Interest Period ending on or prior to the Clean-Up Call Date, 6.45%, and for each Interest Period thereafter, 6.95% and (y) the Available Funds Cap.

         Class M-1 Principal Distribution Amount: As to any Distribution Date on or after the Stepdown Date, 100% of the Principal Distribution Amount if the Certificate Principal Balance of each Class of Class A Certificates has been reduced to zero and a Delinquency Event exists, or, if a Delinquency Event is not in effect, the excess of (1) the sum of (A) the aggregate Certificate Principal Balance of the Class A Certificates (after giving effect to distributions of the Senior Principal Distribution Amount for such Distribution
Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) 82.50% of the Pool Balance minus the Subordination Required Overcollateralization Amount as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the OC Floor.

         Class M-2 Certificate: Any one of the Certificates executed by the Trustee on behalf of the Trust, not in its individual capacity, but solely as Trustee, authenticated by the Trustee and in substantially the form set forth in Exhibit A-3 hereto.

         Class M-2 Certificate Principal Balance: As to any Distribution Date, the Initial Certificate Principal Balance for the Class M-2 Certificates less the Class M-2 Principal Distribution Amounts actually distributed to the holders of the Class M-2 Certificates on previous Distribution Dates and reduced by any Applied Realized Loss Amounts allocated to such Class on prior Distribution Dates.

         Class M-2 Pass-Through Rate: The lesser of (x) with respect to each Interest Period ending on or prior to the Clean-Up Call Date, 6.89%, and for each Interest Period thereafter, 7.39% and (y) the Available Funds Cap.

         Class M-2 Principal Distribution Amount: As to any Distribution Date on or after the Stepdown Date, 100% of the Principal Distribution Amount if the aggregate Certificate Principal Balance of each of the Class A and Class M-1 Certificates has been reduced to zero and a Delinquency Event exists, or, if a Delinquency Event is not in effect, the excess of (1) the sum of (A) the aggregate Certificate Principal Balance of the Class A Certificates (after giving effect to distributions of the Senior Principal Distribution Amount for such Distribution
Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after giving effect to distribution of the Class M-1 Principal Distribution Amount for such Distribution Date) and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (2) the lesser of (A) 92.00% of the Pool Balance minus the Subordination Required Overcollateralization Amount as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the OC Floor.

         Class Monthly Interest Amount: With respect to any Class and Distribution Date, means the amount of interest due for any Class of Certificates in respect of any Interest Period at the applicable Pass-Through Rate on the related Certificate Principal Balance or Notional Amount, less such Class' related share of Interest Shortfalls. All calculations of interest will be made on the basis of a 360-day year assumed to consist of twelve 30-day months.

         Class P Certificate: Any one of the Certificates executed by the Trustee on behalf of the Trust, not in its individual capacity, but solely as Trustee, authenticated by the Trustee and in substantially the form set forth in Exhibit B-3 hereto.

         Class P Certificate Principal Balance: As to any Distribution Date, the Initial Certificate Principal Balance of the Class P Certificates less any amounts distributed to the holders of the Class P Certificates on previous Distribution Dates with respect to principal on the Class P Certificates.

         Class P Deposit: $100.00, to be deposited into the Certificate Account.

         Class Principal Carryover Shortfall: As to any Class of Subordinate Certificates and any Distribution Date, the excess, if any, of (i) the sum of
(x) the amount of the reduction in the Certificate Principal Balance of that Class of Subordinate Certificates as a result of the application of Applied Realized Loss Amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the Class Principal Carryover Shortfall to such Class of Subordinate Certificates on prior Distribution Dates.

         Class R Certificate: Any one of the Certificates executed by the Trustee on behalf of the Trust, not in its individual capacity, but solely as Trustee, authenticated by the Trustee and in substantially the form set forth in Exhibit B-2 hereto representing each of the Class R-I, Class R-II and Class R-III Certificates.

         Class R-I Certificate: Any one of the Certificates described in Section
9.16 as representing the "residual interest" in REMIC I, as such term is defined in Code Section 860G(a)(2). The Class R-I Certificate shall be certificated together with the Class R-II and Class R-III Certificates, in the form of the Class R Certificate.

         Class R-II Certificate: Any one of the Certificates described in
Section 9.16 as representing the "residual interest" in REMIC II, as such term is defined in Code Section 860G(a)(2). The Class R-II Certificate shall be certificated together with the Class R-I and Class R-III Certificates, in the form of the Class R Certificate.

         Class R-III Certificate: Any one of the Certificates described in
Section 9.16 as representing the "residual interest" in REMIC III, as such term is defined in Code Section 860G (a)(2). The Class R-III Certificate shall be certificated together with the Class R-I and Class R-II Certificates, in the form of the Class R Certificate.

         Clean-up Call Date: The first Distribution Date on which the Pool Balance is less than 5% of the sum of the Original Pool Balance and the Prefunding Account Deposit.

         Closing Date:  September 25, 2001.

         Closing Date Deposit:  $________.

         Code:  The Internal Revenue Code of 1986 as amended.

         Collection Account: The segregated account, which shall at all times be an Eligible Account, established and maintained pursuant to Section 3.02(a) and entitled "Countrywide Home Loans, Inc. in trust for Bankers Trust Company of California, N.A., and for the benefit of Holders of Aames Mortgage Trust 2001-3 Mortgage Pass-Through Certificates, Series 2001-3, Collection Account". References herein to the Collection Account shall include any Sub-Servicing Account as the context requires.

         Collection Period: As to the first Distribution Date, the period beginning on and including September 2, 2001 and ending on and including October 1, 2001 (except that with respect to payments due and unpaid on or before September 1, 2001, only collections of principal are included). As to any Distribution Date thereafter for collections of both interest and principal, the period beginning on and including the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on and including the first day of the calendar month of such Distribution Date.

         Combined Loan-to-Value Ratio: With respect to a Mortgage Loan, the ratio (expressed as a percentage) of (i) the sum of the Original Principal Amount of such related Mortgage Loan plus the outstanding principal balance (at the time of origination of such Mortgage Loan) of each mortgage loan secured by the related Mortgaged Property that is senior to such Mortgage Loan, if any, to
(ii) the Appraised Value of the related Mortgaged Property determined by the Seller at the time of origination of such Mortgage Loan.

         Company:  Aames Capital Corporation, a California corporation.

         Compensating Interest: As to any Distribution Date and any Mortgage Loan Group, an amount equal to the lesser of (a) one-half of the related Monthly Servicing Fee for the related Collection Period and (b) the difference between
(i) 30 days' interest (at the related Mortgage Loan Rates, net of the Servicing Fee Rate) on the Principal Balance of each Mortgage Loan in such Mortgage Loan Group as to which a Principal Prepayment was received or that became a Liquidated Mortgage Loan or that was otherwise charged-off (before giving effect to any related reduction in the Principal Balance of such Mortgage Loan) by the Servicer during the related Collection Period and (ii) the amount of interest actually collected by the Servicer for such Mortgage Loans in such Mortgage Loan Group during such Collection Period.

         Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be principally administered, which office at the date of the execution of this Agreement is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: AA0103; Aames Mortgage Loan Pass-Through Certificates, Series 2001-3.

         Cumulative Loss Event: For any Distribution Date in the applicable period below, if Cumulative Net Losses shall be in excess of the applicable percentage of the aggregate Pool Balance as of the Cut-off Date:


                         Number of
                    Distribution Dates                        Percentages
                    ------------------                        -----------
                      37-48                                      3.50%
                      49-60                                      4.00%
                      61 and thereafter                          4.50%

         Cumulative Net Losses: As of any date of determination, the aggregate of the Liquidation Loan Losses incurred from the Cut-Off Date through the end of the calendar month preceding such date of determination.

         Cut-off Date: With respect to the Initial Mortgage Loans in each Mortgage Loan Group, the close of business on September 1, 2001. With respect to the Subsequent Mortgage Loans, the close of business on the Subsequent Cut-off Date.

         Cut-off Date Principal Balance: As to any Mortgage Loan, its Principal Balance as of the related Cut-off Date.

         Defective Mortgage Loan: Any Mortgage Loan that is required to be repurchased or substituted by the Seller pursuant to Section 2.03 or 2.05.

         Definitive Certificates:  As defined in Section 6.02(e).

         Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Qualified Replacement Mortgage Loan.

         Delinquency Event: A Delinquency Event shall have occurred and be continuing, if at any time the Three Month Delinquency Rate exceeds 50% of the Senior Enhancement Percentage.

         Deposit Date: As to any Distribution Date, the third Business Day prior to such Distribution Date.

         Depositor: Aames Capital Acceptance Corporation, a Delaware corporation.

         Depository: The initial depository shall be The Depository Trust Company, the nominee of which is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8102(3) of the Uniform Commercial Code of the State of California, as amended, or any successor provisions thereto.

         Depository Participant: A broker, dealer, bank or other financial institution or other person for which, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with such Depository.

         Determination Date: As to any Distribution Date, the last day of the related Collection Period.

         Disqualified Organization: Any Person that is (i) the United States, any state or any political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality of a governmental unit that is a corporation if all of its activities are subject to tax and, except in the case of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section
521) exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an ownership interest in a Class R Certificate by such Person may cause any REMIC Pool or any Person having an ownership interest in any Class R Certificate, other than such Person, to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Class R Certificate to such Person. The terms "United States", "state" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

         Distribution Date: The 25th day of each month or, if such day is not a Business Day, the Business Day immediately following such 25th day, beginning October 25, 2001.

         Eligible Account: Either (A) a segregated account or accounts maintained with an institution the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated "AA" or better by Standard & Poor's or "A2" or better by Moody's and in the highest short term rating category by Standard & Poor's and Moody's and that is either
(i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws and (iv) a principal subsidiary of a bank holding company or (B) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity, the unsecured and uncollateralized debt obligations of which shall be rated "Baa3" or better by Moody's. Any Eligible Accounts maintained with the Trustee shall conform to the preceding clause (B).

         ERISA Plan: Any Person that is an employee benefit plan within the meaning of Section 3(3) of ERISA or any Person that is an individual retirement account or employee benefit plan, trust or account subject to Section 4975 of the Code.

         ERISA Prohibited Holder: As defined in Section 6.02(b).

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default: As defined in Section 8.01.

         Excess Interest: With respect to any Distribution Date, the sum of (a) any Excess Overcollateralization Amount for such Distribution Date and (b) the excess of (x) the Available Funds for such Distribution Date (excluding any amounts payable therefrom for the Trustee Fee, the Monthly Servicing Fee and the PMI Insurer Premium) over (y) the sum for such Distribution Date of (A) the Class Monthly Interest Amounts for the Offered Certificates, (B) any Class Interest Carryover Shortfall for the Senior Certificates, and (C) the Aggregate Principal Amount.

         Excess Overcollateralization Amount: As to any Distribution Date, the lesser of (i) the Aggregate Principal Amount for such Distribution Date and (ii) the excess, if any, of (x) the Overcollateralization Amount (assuming 100% of the Aggregate Principal Amount is distributed on the Offered Certificates) over
(y) the Required Overcollateralization Amount.

         Expense Fee Rate: The sum of (i) the Servicing Fee Rate, (ii) the per annum rate for calculating the Trustee Fee (i.e., 0.015%) and (iii) the PMI Insurer Premium expressed as a per annum rate equal to a fraction, expressed as a percentage, the numerator of which is the PMI Insurer Premium and the denominator of which is the Principal Balance of the Mortgage Loans as of the applicable Determination Date.

         FDIC: The Federal Deposit Insurance Corporation and its successors in interest.

         FEMA: The Federal Emergency Management Agency and its successors in interest.

         FHLMC: The Federal Home Loan Mortgage Corporation and its successors in interest.

         Final Scheduled Distribution Date: The Final Scheduled Distribution Date for each of the Classes of Certificates are as set forth below:


             Class                    Final Scheduled Distribution Date
             -----                    ---------------------------------
           Class A-1                           November 2031
           Class A-2                           November 2031
           Class A-IO                          September 2004
           Class M-1                           November 2031
           Class M-2                           November 2031
           Class B                             November 2031
           Class C                             November 2031
           Class P                             November 2031
           Class R                             November 2031

         FNMA: The Federal National Mortgage Association and its successors in interest.

         Foreign Person: A Person that is not (i) a citizen or resident of the United States, (ii) a corporation or partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) created in the United States or organized under the laws of the United States or any state thereof or the District of Columbia (except, in the case of a partnership, as otherwise provided by Treasury regulations), (iii) an estate that is subject to United States federal income tax regardless of the source of its income, or (iv) a trust whose administration may be subject to the primary supervision of a court within the United States and for which one or more United States persons have the authority to control all substantial decisions of the trust.

         Funding Period: Not applicable.

         Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note, which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine the applicable Mortgage Loan Rate.

         Group Factor: As to any Distribution Date and any Mortgage Loan Group, the percentage (carried to eight places, rounded down) obtained by dividing the aggregate Principal Balances of the Mortgage Loans in the related Mortgage Loan Group (after giving effect to any distribution of principal on the related Certificates on such Distribution Date) by (i) in the case of Group I, the sum of the Original Group I Balance and the related allocated Prefunding Account Deposit or (ii) in the case of Group II, the sum of the Original Group II Balance and the related allocated Prefunding Account Deposit, as applicable.

         Group I: The group of Initial Mortgage Loans comprised of fixed rate mortgage loans having agency-conforming balances and identified in the Mortgage Loan Schedule as having been assigned to Group I and any Subsequent Mortgage Loans identified in a Subsequent Transfer Agreement as having been assigned to Group I, including any Qualified Replacement Mortgage Loans delivered in replacement thereof.

         Group I Class A-IO Class Interest Distribution: As to any distribution date, an amount equal to the Class Interest Distribution for the Class A-IO Certificates for such Distribution Date multiplied by a fraction, the numerator of which is (x) the Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date and the denominator of which is (y) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date.

         Group II: The group of Initial Mortgage Loans comprised of fixed rate mortgage loans and Hybrid Loans, both having and not having agency conforming balances and identified in the Mortgage Loan Schedule as having been assigned to Group II and any Subsequent Mortgage Loans identified in a Subsequent Transfer Agreement as having been assigned to Group II, including any Qualified Replacement Mortgage Loans delivered in replacement thereof.

         Group II Class A-IO Class Interest Distribution: As to any Distribution Date, an amount equal to the Class Interest Distribution for the Class A-IO Certificates for such Distribution Date multiplied by a fraction, the numerator of which is (x) the Certificate Principal Balance of the Class A-2 Certificates immediately prior to such Distribution Date and the denominator of which is (y) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date.

         Holder: A Certificateholder.

         Hybrid Loan: Any Mortgage Loan that bears interest at a fixed rate for its initial three year period following origination, and at an adjustable rate for the ensuring 27 years in which it remains outstanding.

         Index: With respect to any Adjustable Rate Mortgage Loan, the applicable index for computing the Mortgage Loan Rate as specified in the Mortgage Note.

         Initial Certificate Principal Balance: As to the Class P Certificates, $100. As to the Class C Certificates, $8,314.47, which is equal to the initial Overcollateralization Amount as of the Closing Date. As to the Class R Certificates, $0. As to any other Class of Offered Certificates, other than the Class A-IO Certificates, the respective amount set forth below opposite such
Class:

                                               Initial Certificate
                        Class                   Principal Balance
                        -----                   -----------------
               Class A-1 Certificates            $  132,663,000
               Class A-2 Certificates            $  16,087,000
               Class M-1 Certificates            $  10,937,500
               Class M-2 Certificates            $  8,312,500
               Class B Certificates              $  7,000,000

         Initial Mortgage Loan: Any Mortgage Loan in any Mortgage Loan Group included in the assets of the Trust as of the Closing Date that is indicated as such on the Mortgage Loan Schedule.

         Insurance Proceeds: With respect to any Distribution Date, proceeds paid by any insurer (other than the PMI Insurer) and received by the Servicer during the related Collection Period pursuant to any insurance policy covering a Mortgage Loan or the related Mortgaged Property, including any deductible payable by the Servicer with respect to a blanket insurance policy pursuant to
Section 3.04 and the proceeds from any fidelity bond or errors and omission policy pursuant to Section 3.12 (to the extent such payments compensate for losses that would otherwise be payable to Certificateholders pursuant to this Agreement), net of any component thereof covering any expenses incurred by or on behalf of the Servicer and specifically reimbursable under this Agreement.

         Interest Period: The calendar month preceding the month in which such Distribution Date occurs.

         Interest Remittance Amount: As to any Distribution Date, that portion of the Available Funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

         Interest Shortfall: As to any Distribution Date, the amount of any (i) Prepayment Interest Shortfall and (ii) Relief Act Shortfall. On any Distribution Date, the amount of any Interest Shortfalls will be applied to reduce the Class Monthly Interest Amount of a Class in the following order: first, to the Class C Certificates in reduction of the interest amounts payable to such Class on the related Distribution Date and, to the extent the amount of such Interest Shortfall exceeds the interest due and payable to the Class C Certificates on such Distribution Date, thereafter to the Offered Certificates, pro rata, based on the respective Class Monthly Interest Amount for each such Class on such Distribution Date.

         Investment Company Act: The Investment Company Act of 1940, as amended.

         Junior Mortgage Loan: Any Mortgage Loan secured by a Mortgage with a lien of other than first priority.

         Late Payment Rate: With respect to any date of determination, the rate of interest as it is publicly announced by Citibank, N.A. at its principal office in New York, New York on its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 3%.

         Liquidated Mortgage Loan: As to any Distribution Date, any Mortgage Loan as to which the Servicer has determined, in accordance with the servicing procedures specified herein, during the related Collection Period that all Liquidation Proceeds that it expects to recover from or on account of such Mortgage Loan have been recovered.

         Liquidation Expenses: Expenses that are incurred by the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy or from any Mortgagor. Such expenses shall include, without limitation, legal fees and expenses, real estate brokerage commissions, any unreimbursed amount expended by the Servicer pursuant to Section 3.06 with respect to the related Mortgage Loan (including, without limitation, amounts voluntarily advanced to correct defaults on each mortgage loan that is senior to such Mortgage Loan), any other related and previously unreimbursed Servicing Advances and any related and previously unreimbursed Property Protection Expenses.

         Liquidation Loan Losses: For each Liquidated Mortgage Loan the amount, if any, by which the Principal Balance thereof plus accrued and unpaid interest thereon is in excess of the related Net Liquidation Proceeds with respect thereto.

         Liquidation Proceeds: Cash (other than Insurance Proceeds) received in connection with the liquidation of any Mortgaged Property, including payments received under the PMI Policy, whether through trustee's sale, foreclosure sale, condemnation, taking by eminent domain or otherwise received in respect of any Mortgage Loan foreclosed upon as described in Section 3.06 (including, without limitation, proceeds from the rental of the related Mortgaged Property).

         Liquidation Report: A liquidation report in the form of Exhibit I attached hereto.

         Loan-to-Value Ratio: The Original Principal Amount of a Mortgage Loan as a percentage of the lesser of (a) the Appraised Value and (b) the sales price, if applicable, of the related Mortgaged Property determined by the Seller at the time of origination of such Mortgage Loan.

         Maximum Rate: With respect to an Adjustable Rate Mortgage Loan, any absolute maximum Mortgage Loan Rate set by provisions in the related Mortgage Note.

         Minimum Rate: With respect to an Adjustable Rate Mortgage Loan, any absolute minimum Mortgage Loan Rate, set by provisions in the related Mortgage Note, subject to the initial Mortgage Loan Rate first adjusting to a level in excess of such minimum Mortgage Loan Rate in accordance with the terms of the Mortgage Note.

         Monthly Advance: Defined in Section 5.02(a).

         Monthly Mortgage Payment: With respect to any Mortgage Note, the amount of each monthly payment (other than any final balloon payment) payable under such Mortgage Note in accordance with its terms by the Mortgagor, including one month's accrued interest on the related Principal Balance at the then applicable Mortgage Loan Rate, but net of any portion of such monthly payment that represents late payment charges, prepayment or extension fees or collections allocable to payments to be made by Mortgagors for payment of insurance premiums or similar items.

         Monthly Servicing Fee: With respect to any Collection Period and each Mortgage Loan Group, 1/12 of the product of the Servicing Fee Rate and the aggregate Principal Balance of the Mortgage Loans in such Mortgage Loan Group as of the beginning of the related Collection Period (or, in the case of the first Collection Period, the aggregate Principal Balance of the related Mortgage Loans as of the Cut-off Date). The Monthly Servicing Fee shall be payable on the following Deposit Date to the Servicer as servicing compensation hereunder pursuant to Section 3.08.

         Moody's: Moody's Investors Service, Inc. and its successors in interest.

         Mortgage: The mortgage, deed of trust or other instrument creating a first, second or third lien on an estate in fee simple in real property securing a Mortgage Loan.

         Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such Mortgage File pursuant to this Agreement.

         Mortgage Loan: Each of the Mortgage Loans transferred and assigned to the Trustee pursuant to Section 2.01 or 2.02, that from time to time comprise part of the Trust, the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule attached hereto as Exhibit E.

         Mortgage Loan Group: Group I or Group II. References herein to any Class or Classes of Certificates being related to a Mortgage Loan Group, shall mean (A) in the case of Group I, the Class A-1 Certificates, the Class A-IO Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B Certificates, the Class C Certificates, the Class P Certificates and the Class R Certificates, and (B) in the case of Group II, the Class A-2 Certificates, the Class A-IO

Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B Certificates, the Class C Certificates, the Class P Certificates and the Class R Certificates.

         Mortgage Loan Rate: With respect to any Adjustable Rate Mortgage Loan, the per annum rate of interest computed in accordance with the provisions of the related Mortgage Note as the sum of the Index and the Gross Margin, subject to any Minimum Rate, the Maximum Rate or periodic limitation on adjustments to such rate applicable from time to time to the calculation of interest thereon. As to any Fixed Rate Mortgage Loan, the fixed per annum rate of interest applicable to the calculation of interest thereon specified in the related Mortgage Note.

         Mortgage Loan Schedule: As of any date, the schedule of Mortgage Loans as amended by each subsequently delivered schedule of Subsequent Mortgage Loans separated by Mortgage Loan Group. The initial schedule of Mortgage Loans as of the related Cut-off Date is attached hereto as Exhibit E and sets forth as to each such Mortgage Loan, among other things, (a) its identifying number and the name of the related Mortgagor; (b) the street address of the related Mortgaged Property including the state, county and zip code; (c) its date of origination;
(d) the original number of months to stated maturity; (e) its original stated maturity; (f) its Original Principal Amount; (g) its Cut-off Date Principal Balance; (h) the related Mortgage Loan Rate as of the related Cut-off Date and, with respect to any Adjustable Rate Mortgage Loan, the related Index, Gross Margin, Minimum Rate, Maximum Rate and any periodic limitations on adjustment;
(i) the scheduled Monthly Mortgage Payment as of the related Cut-off Date; (j) the date in each month on which the related Monthly Mortgage Payments are due;
(k) its Combined Loan-to-Value Ratio or the ratio, expressed as a percentage, of the Original Principal Amount of such Mortgage Loan to the Appraised Value of the related Mortgaged Property, as applicable; (l) the lien status of the related Mortgage and, with respect to any Junior Mortgage Loan, the principal amount (as of the date of origination) of all related Senior Liens; (m) whether the related Mortgaged Property is owner-occupied or non-owner-occupied; (n) whether the related Mortgaged Property is a single-family residence, a two- to four-family residence, a unit in a condominium or planned unit development, or manufactured housing; (o) whether the Mortgage Loan has been originated by an Affiliate of the Company; (p) the related Cut-off Date (unless specified in a related Subsequent Transfer Agreement); and (q) a code indicating if the Mortgage Loan is covered under the PMI Policy.

         Mortgage Note: The note or other instrument evidencing the indebtedness of a Mortgagor under the related Mortgage Loan.

         Mortgaged Property: The underlying property securing a Mortgage Loan.

         Mortgagor: The obligor under a Mortgage Note.

         Net Liquidation Proceeds: As to any Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses. If Liquidation Expenses exceed Liquidation Proceeds as to any Mortgage Loan, Net Liquidation Proceeds shall be zero. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the Principal Balance thereof.

         Net Loan Rate: With respect to any Mortgage Loan as to any day, the Mortgage Loan Rate less the Expense Fee Rate.

         Net Rate Cap Carryover: As to any Distribution Date and the Offered Certificates (other than the Class A-IO Certificates), the sum of (i) the excess, if any, of the related Class Monthly Interest Amount, calculated at the applicable Pass-Through Rate (without regard to the Available Funds Cap), over the Class Monthly Interest Amount for such Distribution Date, (ii) any Net Rate Cap Carryover remaining unpaid from the prior Distribution Date and (iii) 30 days' interest on the amount in clause (ii) calculated at the applicable Pass-Through Rate (without regard to the Available Funds Cap).

         Net Rate Cap Fund: The Net Rate Cap Fund established and maintained as described in Section 3.21 and entitled "Bankers Trust Company of California, N.A., as Trustee for Aames Mortgage Trust 2001-3, Mortgage Pass-Through Certificates, Series 2001-3, Net Rate Cap Fund."

         Non-permitted Foreign Holder: As defined in Section 6.02(c).

         Notional Amount: The Notional Amount of the Class A-IO Certificates for any Distribution Date prior to the 37th Distribution Date will equal the lesser of (i) the Pool Balance as of the end of the second preceding related Collection Period and (ii) the applicable amount set forth below:


                Distribution Date              Notional Amount
                -----------------              ---------------
                  1 through 3                    $35,000,000
                  4 through 6                     33,390,974
                  7 through 9                     31,252,480
                  10 through 12                   28,387,048
                  13 through 15                   25,024,348
                  16 through 18                   21,971,706
                  19 through 21                   19,290,166
                  22 through 24                   16,934,736
                  25 through 27                   14,865,868
                  28 through 30                   13,048,799
                  31 through 33                   11,452,973
                  34 through 36                   10,051,536

         On and after the 37th Distribution Date, the Notional Amount of the Notional Amount Certificates will be zero.

         OC Floor: An amount equal to 0.50% of the aggregate Certificate Principal Balance of the Offered Certificates as of the Closing Date. (i.e., $875,000).

         Offered Certificateholder: A holder of an Offered Certificate.

         Offered Certificates: The Certificates other than the Retained Certificates.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President of the Seller, the Depositor or the Servicer, as the case may be, and delivered to the Trustee or each Rating Agency, as the case may be.

         Opinion of Counsel: A written opinion of counsel reasonably acceptable to the Trustee, who may be in-house counsel for the Seller, the Depositor or the Servicer (except with respect to any opinion with respect to or concerning the REMIC status of any REMIC Pool). Any expense related to obtaining an Opinion of Counsel for an action requested by a party shall be borne by the party required to obtain such opinion or seeking to effect the action that requires the delivery of such Opinion of Counsel.

         Original Group I Balance: Means the aggregate of the outstanding principal amounts of each Initial Mortgage Loan that is a Group I Mortgage Loan as of the Cut-off Date, which amount is $156,080,445.17.

         Original Group II Balance: Means the aggregate of the outstanding principal amounts of each Initial Mortgage Loan that a Group II Mortgage Loan as of the Cut-off Date, which amount is $18,927,869.30.

         Original Pool Balance: Means the aggregate outstanding principal amounts of each Initial Mortgage Loan as of the Cut-off Date, which amount is $175,008,314.47.

         Original Principal Amount: With respect to any Mortgage Loan, the original principal amount due under the related Mortgage Note as of its date of origination.

         Overcollateralization Amount: As of any Distribution Date, the excess of (x) the Pool Balance as of the last day of the related Collection Period (plus, during the Funding Period, related allocated amounts on deposit in the Prefunding Account on such date) over (y) the aggregate Certificate Principal Balance of the Offered Certificates (after taking into account all distributions in respect of principal collections on such Distribution Date).

         Pass-Through Rate: The Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, the Class A-IO Pass-Through Rate, the Class M-1 Pass-Through Rate, the Class M-2 Pass Through Rate or the Class B Pass Through Rate, as applicable.

         Payment Ahead: Any payment of one or more Monthly Mortgage Payments remitted by a Mortgagor with respect to a Mortgage Note in excess of the Monthly Mortgage Payment due during such Collection Period with respect to such Mortgage Note, which sums the related Mortgagor has instructed the Servicer to apply to Monthly Mortgage Payments due in one or more subsequent Collection Periods. A Monthly Mortgage Payment that was a Payment Ahead shall, for purposes of computing Available Funds, be deemed to have been received by the Servicer on the date in the related Collection Period on which such Monthly Mortgage Payment would have been due if such Monthly Mortgage Payment was not a Payment Ahead.

         Payoff Notice: The certification delivered by the Servicer in connection with any payment in full of the outstanding principal balance of a Mortgage Loan pursuant to Section 3.07, to be substantially in the form of Exhibit H.

         Percentage Interest: With respect to any Certificate, the undivided percentage interest (carried to eight places, rounded down) obtained by dividing the original principal balance of such Certificate by the Initial Certificate Principal Balance of the related Class, as applicable, and multiplying the result by 100; provided that with respect to a Class C Certificate, a Class P Certificate or a Class R Certificate, Percentage Interest means the undivided percentage interest set forth on the face of such Certificate, which in the aggregate shall not exceed 100%.

         Permitted Investments: One or more of the following obligations, instruments and securities:

                  (A) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (B) Federal Housing Administration debentures, FHLMC senior debt obligations and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption or that are not rated in the highest rating category by each Rating Agency;

                  (C) federal funds, certificates of deposit, time and demand deposits and banker's acceptances (in each case having original maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1" or better by Standard & Poor's, "Prime-1" or better by Moody's;

                  (D) deposits of any bank or savings and loan association that has combined capital, surplus and undivided profits of at least $100,000,000, which deposits are held up to the applicable limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC;

                  (E) commercial paper (having original maturities of not more than 180 days) that has the highest short term rating of each of Standard & Poor's and Moody's;

                  (F) investments in money market funds rated "AAAm" or "AAAm-G" by Standard & Poor's and "Aaa" by Moody's (any such money market funds that provide for demand withdrawals without penalty being conclusively deemed to satisfy any maturity requirement for Permitted Investments set forth herein); and

                  (G) investments approved in writing by all Rating Agencies;

provided that (1) no investment described hereunder shall evidence either the right to receive (i) only interest with respect to obligations underlying such instrument or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity of the underlying obligations; (2) no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity; (3) no investment described hereunder shall contain options or otherwise have voting rights with respect thereto (unless such voting rights are relinquished upon the purchase of such investment); and (4) no investment shall mature later than the latest Final Scheduled Distribution Date or be sold or disposed of prior to maturity. Permitted Investments shall mature not later than the Business Day prior to the date on which such monies will be needed to make payments, or in the case of Permitted Investments held in the Prefunding Account, shall be available on the Business Day next succeeding the date the Trustee receives the Addition Notice that such monies will be needed. Notwithstanding the foregoing, with respect to investment of amounts in any account, any of the foregoing obligations, instruments or securities will not be Permitted Investments to the extent that an investment therein will cause the then outstanding principal amount thereof in which such funds are then invested to exceed $25,000,000 (such investments being valued at par).

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         PMI Insurer: Mortgage Guaranty Insurance Corporation, a monoline private insurance company organized and created under the laws of the State of Wisconsin, or its successors in interest.

         PMI Insurer Premium: For any Distribution Date and any Mortgage Loan Group, the aggregate of the premiums payable, if any, during the immediately preceding Collection Period under each PMI Policy for any PMI Mortgage Loans in the related Mortgage Loan Group, as set forth in an a statement delivered to the Trustee by the PMI Insurer with respect to such Distribution Date.

         PMI Mortgage Loans: The list of Mortgage Loans insured by the PMI Insurer attached hereto as Exhibit P as amended by each subsequently delivered schedule of Subsequent Mortgage Loans insured by the PMI Insurer.

         PMI Policy: The related primary mortgage insurance policy set forth on Exhibit O hereto with respect to the PMI Mortgage Loans and all endorsements thereto, issued by the PMI Insurer or collective reference to such policies, as the context requires.

         Pool Balance: As to any Distribution Date, the sum of the aggregate of the Principal Balances of the Mortgage Loans as of the end of the related Collection Period plus, in the case of any Distribution Date relating to a Collection Period that includes any part of the Funding Period, any portion of the related allocated Prefunding Account Deposit remaining on deposit in the Prefunding Account or Certificate Account as of the last day of such Collection Period.

         Prefunding Account: Not applicable.

         Prefunding Account Deposit: Not applicable.

         Prefunding Distribution Date: Not applicable.

         Prepayment Assumption: Means the prepayment assumptions described in the Prospectus Supplement as having been used to generate the prepayment scenarios therein described.

         Prepayment Charge: As to a Mortgage Loan, any charge paid by a Mortgagor in connection with certain partial prepayments and all prepayments in full made within the related Prepayment Charge Period, the Prepayment Charges with respect to each applicable Mortgage Loan so held by the Trust being identified in a prepayment charge schedule (other than any Servicer Prepayment Charge Payment Amount).

         Prepayment Charge Period: As to any Mortgage Loan, the period of time, if any, during which a Prepayment Charge may be imposed.

         Prepayment Charge Schedule: As of any date, the list of Prepayment Charges on the Mortgage Loans included in the Trust on such date, attached hereto as Exhibit R (including the Prepayment Charge Summary attached thereto). The Prepayment Charge Schedule shall set forth the following information with respect to each Prepayment Charge:

                           (i) the Mortgage Loan identifying number;

                           (ii) a code indicating the term of the Prepayment
                  Charge;

                           (iii) the state of origination of the related
                  Mortgage Loan;

                           (iv) the date on which the first Monthly Mortgage
                  Payment was due on the related Mortgage Loan;

                           (v) the term of the related Mortgage Loan;

                           (vi) the Principal Balance of the related Mortgage
                  Loan as of the Cut-off Date;

                           (vii) a code indicating whether a Mortgage Loan has a
                  prepayment penalty;

                           (viii) a code indicating the type of prepayment
                  penalty;

                           (ix) a code indicating the amount, if any, of a
                  prepayment by a Mortgagor that would not be subject to the prepayment penalty that would otherwise apply; and

                           (x) the period from the date of origination of the
                  Mortgage Loan during which the prepayment penalty applies.

         Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan Group, the amount, if any, by which the amount described in clause
(b) of the first sentence of the definition of Compensating Interest for such Distribution Date exceeds one-half of the

Monthly Servicing Fee (calculated with a Servicing Fee Rate of 0.50% per annum) for such Mortgage Loan Group and the related Collection Period.

         Principal Balance: As to any Mortgage Loan and any day, the actual outstanding principal amount thereof as of the close of business on the last day of the preceding calendar month (or, if prior to the last day of the calendar month in which the Cut-off Date occurs, as of the related Cut-off Date, without duplication), less the following amounts, if any, received through the last day of the preceding calendar month (i) any Principal Payments received in respect of such Mortgage Loan, (ii) Net Liquidation Proceeds and Trust Insurance Proceeds allocable to principal recovered or collected in respect of such Mortgage Loan, (iii) the portion of the Purchase Price allocable to principal to be remitted by the Seller or the Servicer to the Trustee on the next succeeding Deposit Date in connection with a purchase or repurchase of such Mortgage Loan pursuant to Section 2.03, 2.05, 3.01, 3.06 or 10.01, to the extent such amount is actually received by the Trustee on such Deposit Date and (iv) the amount to be remitted by the Seller to the Trustee on the next succeeding Deposit Date in connection with a substitution of a Qualified Replacement Mortgage Loan for such Mortgage Loan pursuant to Section 2.03 or 2.05, to the extent such amount is actually received by the Trustee on such Deposit Date.

         Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the aggregate Certificate Principal Balances immediately preceding such Distribution Date and (b) the sum of (1) the Aggregate Principal Amount minus the Excess Overcollateralization Amount and (2) the Subordination Increase Amount.

         Principal Payment: As to any Mortgage Loan and Collection Period, all amounts received or, in the case of the principal portion of any Payment Ahead, deemed to have been received by the Servicer from or on behalf of the related Mortgagor during such Collection Period (including Principal Prepayments) that, at the time of receipt or, in the case of any Payment Ahead, at the time such Payment Ahead is deemed to have been received, were applied or were required to be applied by the Servicer in reduction of the Principal Balance of such Mortgage Loan.

         Principal Prepayment: As to any Mortgage Loan and Collection Period, any payment by a Mortgagor or other recovery in respect of principal on a Mortgage Loan (including Net Liquidation Proceeds) that, in the case of a payment by a Mortgagor, is received in advance of its scheduled due date and is not a Payment Ahead.

         Property Protection Expenses: Expenses (exclusive of overhead expenses) reasonably paid or incurred by or for the account of the Servicer in connection with the preservation or protection of a Mortgaged Property or the security of a Mortgaged Property, including (a) hazard insurance policy premiums, (b) real estate taxes and property repair, replacement, protection and preservation expenses, (c) amounts expended to cure or prevent any default with respect to any mortgage loan senior to the related Mortgage Loan and (d) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgaged Property or security (including but not limited to reasonable legal fees and expenses).

         Prospectus: That certain Prospectus dated as of September 7, 2001 relating to the asset-backed bonds and certificates to be sold by the Company.

         Prospectus Supplement: That certain Prospectus Supplement dated as of September 7, 2001 relating to $175,000,000 principal amount of Mortgage Pass-Through Certificates, Series 2001-3.

         Purchase Price: With respect to (a) any Defective Mortgage Loan or (b) any Mortgage Loan to be purchased by the Servicer pursuant to Section 3.01 or
Section 3.06, an amount equal to (i) the sum of (A) the outstanding principal balance of such Mortgage Loan or Defective Mortgage Loan, as the case may be, as of the beginning of the Collection Period next preceding the Deposit Date on which such repurchase or purchase is required to occur, (B) interest computed at the applicable Mortgage Loan Rate on such outstanding principal balance from the date to which interest was last paid by the Mortgagor to the last day of the Collection Period immediately preceding the Deposit Date on which such repurchase or purchase occurs and (C) any previously unreimbursed Servicing Advances made on or in respect of such Defective Mortgage Loan or Mortgage Loan, as the case may be, less (ii) any payments of principal and interest in respect of such Defective Mortgage Loan or Mortgage Loan, as the case may be, made by or on behalf of the related Mortgagor during such Collection Period; provided that the Purchase Price with respect to any Restricted Mortgage Loan to be purchased by the Servicer pursuant to Section 3.06 will be the fair market value of the related Mortgaged Property as described in such Section 3.06.

         Qualified Replacement Mortgage Loan: A Mortgage Loan that is substituted for a Deleted Mortgage Loan pursuant to Section 2.03 or Section 2.05 that must, at the end of the Collection Period preceding the date of such substitution, (i) have an outstanding principal balance (when taken together with any other Qualified Replacement Mortgage Loan being substituted for such Deleted Mortgage Loan), not in excess of and not substantially less than the unpaid principal balance of the Deleted Mortgage Loan at the end of the Collection Period preceding the date of substitution, (ii) if the Deleted Mortgage Loan is an Adjustable Rate Mortgage Loan, have the Mortgage Loan Rate computed on the same basis as the Mortgage Loan Rate on the related Mortgage Loan, utilizing the same Index and having a Gross Margin or Minimum Rate not less than (and not more than one percentage point in excess of) the Gross Margin and Minimum Rate applicable to the Deleted Mortgage Loan and if the Deleted Mortgage Loan is a Fixed Rate Mortgage Loan, have a Mortgage Loan Rate not less than (and not more than one percentage point in excess of) the Mortgage Loan Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iv) have a Combined Loan-to-Value Ratio equal to or lower than the Combined Loan-to-Value Ratio of the Deleted Mortgage Loan, (v) satisfy the criteria set forth from time to time in the definition "qualified replacement mortgage" at Section 860G(a)(4) of the Code, (vi) have the same or a superior lien priority as the Deleted Mortgage Loan, (vii) comply as of the date of substitution with each representation and warranty set forth in Section 2.05,
(viii) have the same or better property type as the Deleted Mortgage Loan and
(ix) have the same or better occupancy status. In the event that one or more mortgage loans are proposed to be substituted for one or more Deleted Mortgage Loans, the foregoing tests may be met on a weighted average basis or other aggregate basis, except that the requirements of clauses (iv) through (viii) hereof must be satisfied as to each Qualified Replacement Mortgage Loan.

         Rating Agencies: Standard & Poor's and Moody's (each, a "Rating Agency"). If either such agency or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical credit rating agency, or other comparable Person, designated by the Servicer, notice of which designation shall be given to the Trustee.

         Realized Loss: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the Principal Balance of such Mortgage Loan and accrued and unpaid interest thereon (determined as of the Determination Date immediately prior to such Mortgage Loan becoming a Liquidated Mortgage Loan) exceeds the Net Liquidation Proceeds, if any, in respect of such Mortgage Loan, which amount shall in no event exceed the Principal Balance of such Mortgage Loan (determined as of the Determination Date immediately prior to such Mortgage Loan becoming a Liquidated Mortgage Loan), in each case as determined by the Servicer and set forth on a Liquidation Report and accompanying Officer's Certificate substantially in the form of Exhibits I and J hereto.

         Record Date: As to any Distribution Date, the close of business on the last Business Day of the calendar month immediately preceding such Distribution Date.

         Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         Relief Act Shortfall: As to any Distribution Date and any Mortgage Loan Group, the amount of any reduction of interest collectible on any Mortgage Loan in such Mortgage Loan Group for the related Collection Period due to the application of the Relief Act.

         REMIC: A "real estate mortgage investment conduit" as defined in Code
Section 860D, and in particular, any of REMIC I, REMIC II or REMIC III as indicated by context.

         REMIC I Interests: As defined in Section 9.16(b) and described in
Section 9.16.

         REMIC I Regular Interests: As defined in Section 9.16(b) and described in Section 9.16.

         REMIC II Interests: As defined in Section 9.16(c) and described in
Section 9.16.

         REMIC II Regular Interests: As defined in Section 9.16(c) and described in Section 9.16.

         REMIC Pool: With respect to REMIC I, the assets of the Trust other than the Prefunding Account, Capitalized Interest Account, Net Rate Cap Fund, the REMIC I Regular Interests and the REMIC II Regular Interests; with respect to REMIC II, the REMIC I Regular Interests, other than the Class P Certificates; and, with respect to REMIC III, the REMIC II Regular Interests.

         REMIC Provisions: Provisions of the federal income tax law relating to REMICs that appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury proposed, temporary or final regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Property: As defined in Section 5.02(a).

         Representative: Morgan Stanley & Co. Incorporated.

         Required Overcollateralization Amount: As to any Distribution Date (a) prior to the Stepdown Date, the product of (i) 2.75% and (ii) the Pool Balance as of the Cut-off Date; and (b) on and after the Stepdown Date, the greater of
(i) the lesser of (x) the product of 2.75% of the Pool Balance as of the Cut-off Date and (y) the product of 5.50% and the Pool Balance as of the end of the related Collection Period and (ii) the OC Floor; provided, however, that on each Distribution Date during the continuance of (a) a Delinquency Event or Cumulative Loss Event, the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the Distribution Date immediately preceding the date on which such Delinquency Event or Cumulative Loss Event first occurred.

         Responsible Officer: When used with respect to the Trustee, any Vice President or Assistant Vice President, any Assistant Secretary, any Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Seller, Depositor or Servicer, the President or any Vice President, Assistant Vice President or any Secretary or Assistant Secretary.

         Restricted Mortgage Loan: A Mortgage Loan that as of the Closing Date was 90 or more days contractually delinquent. As of the date hereof, there are no Restricted Mortgage Loans in any Mortgage Loan Group.

         Restricted Mortgaged Property: With respect to any Restricted Mortgage Loan, the Mortgaged Property securing such Restricted Mortgage Loan.

         Retained Certificates: The Class C Certificates, the Class P Certificates and the Class R Certificates.

         Securities Act: The Securities Act of 1933, as amended.

         Seller: The Company.

         Senior Certificates: The Class A-1, Class A-2 and Class A-IO Certificates.

         Senior Enhancement Percentage: As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the aggregate Certificate Principal Balances of the Subordinate Certificates and
(ii) the Overcollateralization Amount (in each case, prior to taking into account the distribution of the Principal Distribution Amount on such Distribution Date) and the denominator of which is the Pool Balance as of the last day of the related Collection Period.

         Senior Lien: With respect to any Junior Mortgage Loan, any liens on the related Mortgaged Property of higher priority.

         Senior Principal Distribution Amount: As to (a) any Distribution Date prior to the Stepdown Date or during the continuance of a Delinquency Event, the lesser of (i) 100% of the

Principal Distribution Amount and (ii) the aggregate Certificate Principal Balances of the Class A Certificates, and (b) any other Distribution Date, an amount equal to the lesser of (x) the Principal Distribution Amount and (y) the excess, if any, of (i) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (ii) the lesser of (x) the product of 70.00% and the Pool Balance as of the last day of the related Collection Period less the Subordination Required Overcollaterization Amount for that Distribution Date and (y) the Pool Balance as of the last day of the related Collection Period minus the OC Floor.

         Servicer: Countrywide Home Loans, Inc., a New York corporation, or any successor servicer appointed as provided pursuant to this Agreement.

         Servicer Prepayment Charge Payment Amount: The amounts payable by the Servicer in respect of any waived Prepayment Charges pursuant to Section 3.22.

         Servicer Remittance Report: The monthly report prepared by the Servicer and delivered to the Trustee pursuant to Section 4.01.

         Servicing Advances: All reasonable and customary "out-of-pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligation, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments and insurance premiums on fire, hazard and, if applicable, flood insurance policies,
(ii) the prosecution or defense of any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property, (iv) compliance with the obligations under Section 3.04 and (v) expenditures relating to the correction of a default on any Senior Lien pursuant to Section 3.06 in connection with the liquidation of a Mortgage Loan.

         Servicing Fee Rate: With respect to any Mortgage Loan Group and each Collection Period, 0.50% per annum.

         Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers annexed to an Officer's Certificate furnished to the Trustee by the Servicer, as such list may from time to time be amended.

         Sixty Day Delinquency Rate: As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Principal Balances of the Mortgage Loans that are (a) 60 or more days delinquent as of the last day of the related Collection Period, (b) 60 or more days delinquent and in bankruptcy as of the last day of the related Collection Period or (c) REO Property and Mortgage Loans in foreclosure and the denominator of which is the Pool Balance as of the last day of the related Collection Period.

         Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

         Startup Day: As defined in Section 9.16(e).

         Statement to Certificateholders: As defined in Section 5.03.

         Stepdown Date: The later to occur of (x) the earlier to occur of (i) the Distribution Date in October 2004 and (ii) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates is reduced to zero, and (y) the first Distribution Date on which the Pool Balance has been reduced to 50% of the Pool Balance as of the Cut-off Date.

         Subordinate Certificates: The Class M-1, Class M-2 and Class B Certificates.

         Subordination Deficiency: As to any Distribution Date, the excess, if any, of (i) the Required Overcollateralization Amount for such Distribution Date over (ii) the Overcollateralization Amount for such Distribution Date after giving effect to the distribution of the Basic Principal Amount on such Distribution Date (but prior to the distribution of any Subordination Increase Amount on that Distribution Date).

         Subordination Increase Amount: As to any Distribution Date, the lesser of (i) the Subordination Deficiency and (ii) the Excess Interest.

         Subordination Required Overcollateralization Amount: (A) as to any Distribution Date on which a Delinquency Event or a Cumulative Loss Event does not exist, the Required Overcollateralization Amount without giving effect to clause (b) (ii) of such definition and (B) as to any Distribution Date on which a Delinquency Event or a Cumulative Loss Event exists, the Required Overcollateralization Amount.

         Subsequent Cut-off Date: None.

         Subsequent Cut-off Date Principal Balance: None.

         Subsequent Mortgage Loan Schedule: None.

         Subsequent Mortgage Loan: None.

         Subsequent Purchase Price: None.

         Subsequent Transfer Agreement: None.

         Subsequent Transfer Date: None.

         Sub-Servicer: Any Person, including an Affiliate of the Servicer, with whom the Servicer has entered into a Sub-Servicing Agreement and who satisfies the requirements set forth in Section 3.15 hereof in respect of the qualification of a Sub-Servicer. The Sub-Servicers with respect to any of the Mortgage Loans as of the related Cut-off Date are listed on Schedule I attached to this Agreement.

         Sub-Servicing Account: Any segregated account, which shall at all times be an Eligible Account, established and maintained pursuant to Section 3.02(b) and entitled "Bankers Trust Company of California, N.A., in trust for the benefit of Holders of Aames Mortgage Trust 2001-

3 Mortgage Pass-Through Certificates, Series 2001-3, Collection Account". References herein to the Collection Account shall include any Sub-Servicing Account as the context requires.

         Sub-Servicing Agreement: A written contract between the Servicer and any Sub-Servicer relating to the servicing and/or administration of certain Mortgage Loans.

         Three Month Delinquency Rate: As to any Distribution Date the arithmetic average of the Sixty Day Delinquency Rates for the three Distribution Dates preceding such Distribution Date.

         Transfer Affidavit: The affidavit to be delivered by any transferee of an interest in a Class R Certificate pursuant to Section 6.02(b), to be substantially in the form attached hereto as Exhibit G.

         Transferor Affidavit: The affidavit to be delivered by any transferor of an interest in a Class R Certificate pursuant to Section 6.02(b), to be substantially in the form attached hereto as Exhibit K.

         Transition Cost: Any documented expenses reasonably incurred by Trustee in connection with a transfer of servicing from the Servicer to a successor servicer as successor servicer pursuant to Section 8.02, but not to exceed $5,000 with respect to any single succession.

         Trust: The trust created by this Agreement and the corpus thereof, which consists of, to the extent described herein, the Mortgage Loans, such assets as shall from time to time be identified or shall be required by this Agreement to be deposited in the Collection Account, the Certificate Account, the Prefunding Account or the Capitalized Interest Account or invested in Permitted Investments in accordance with this Agreement, all rights under any insurance policy covering a Mortgage Loan or the related Mortgaged Property, including the PMI Policy, and property and any proceeds thereof that secured a Mortgage Loan and that has been acquired by foreclosure, deed in lieu of foreclosure or by a comparable conversion.

         Trust Insurance Proceeds: Insurance Proceeds that (a) are applied by the Servicer to reduce the Principal Balance of the related Mortgage Loan or pay interest due on the related Mortgage Loan and (b) not applied to the restoration or repair of the related Mortgaged Property or released to the related Mortgagor in accordance with the Servicer's normal servicing procedures or the terms of the related Mortgage Loan.

         Trust Parties: As defined in Section 5.04.

         Trustee: Bankers Trust Company of California, N.A., a national banking association, and its successors in interest or any successor trustee appointed as provided pursuant to this Agreement.

         Trustee Fee: With respect to any Distribution Date and each Mortgage Loan Group, 1/12 of the product of 0.015% and the aggregate Principal Balance of the Mortgage Loans in such Mortgage Loan Group as of the beginning of the related Collection Period (or, in the case of the first Distribution Date, the aggregate Principal Balance of the related Mortgage Loans as of the Cut-off
Date).

         Turbo Amount: As defined in Section 9.16(c).

         Vice President: Any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         Voting Interest: The portion of the voting interests of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Interests shall be allocated to the Class A-IO Certificates (such Voting Rights to be allocated among the Holders of Certificates of such Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Interests shall be allocated to the Class C Certificates (such Voting Rights to be allocated among the Holders of Certificates of such Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Interests shall be allocated to the Class P Certificates, (d) 1% of all Voting Interests shall be allocated to the Class R Certificates in the aggregate, or if separate Class R-I and Class R-II and Class R-III Certificates are issued, 1/3% to each such Class (such Voting Interests to be allocated among the Holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (e) the remaining Voting Interests shall be allocated among Holders of the Classes of Offered Certificates in proportion to the Certificate Principal Balances of their respective Offered Certificates on such date. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provision hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class.

         Section 1.02 Interest Calculations. All calculations of interest at the Mortgage Loan Rate that are made in respect of the Principal Balance of a Mortgage Loan, shall be made on a daily basis using a 360-day year of twelve 30-day months.

         All calculations of interest on the Offered Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE II

                             CONVEYANCE OF THE TRUST
                        ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01 Conveyance of the Trust. The Seller, concurrently with the execution and delivery of this Agreement, does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse (except as otherwise explicitly provided for herein), all of its right, title and interest in and to the corpus of the Trust, including specifically, without limitation, the Mortgage Loans, the Mortgages, the Mortgage Files and the Mortgage Notes, including all interest and principal (whether in the form of payments by Mortgagors or other proceeds) received or deemed to be received by the Seller on or with respect to the Mortgage Loans on or after the related Cut-off Date net of amounts in respect of interest accrued on the Mortgage Loans in periods prior to the related Cut-off Date, (whether in the nature of amounts held by the Seller for application on behalf of the related Mortgagor as a Monthly Mortgage

Payment that is due on any date on or after the related Cut-off Date or otherwise), and the Class P Deposit together with all of its right, title and interest in and to the proceeds received on or after the related Cut-off Date of any related insurance policies. Such delivery of the Mortgage Loans, the Mortgages, Mortgage Files and the Mortgage Notes shall be made against payment by the Depositor of the purchase price, previously agreed to by the Seller and Depositor, for the Mortgage Loans. In addition, on or prior to the Closing Date the Seller shall (i) cause the PMI Policy to be delivered to the Depositor and
(ii) deposit the Closing Date Deposit with the Depositor for deposit in the Collection Account.

         Immediately upon the conveyance of the corpus of the Trust referred to in the preceding paragraph, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Trustee in trust for the benefit of the Certificateholders, without recourse (except as otherwise explicitly provided for herein), all the right, title and interest of the Depositor in and to the Trust, the PMI Policy and the Closing Date Deposit together with the Depositor's right to require the Seller to cure any breach of a representation or warranty made herein by the Seller or to repurchase or substitute for any affected Mortgage Loan in accordance herewith.

         In the event that, notwithstanding the intent of the parties hereto to effect a sale and assignment of the corpus of the Trust by the Seller to the Depositor and by the Depositor to the Trustee, such sale and assignment is deemed to constitute a pledge of security for a loan, it is the intent of this Agreement that the Seller shall be deemed to have granted to Depositor and the Depositor shall be deemed to have granted to the Trustee for the benefit of the Certificateholders a first priority perfected security interest in all of the related transferring party's right, title and interest in and to the Mortgage Loans, the Mortgages, the Mortgage Files and the Mortgage Notes, all payments of principal or interest on the Mortgage Loans received on or after the related Cut-off Date net of amounts in respect of interest accrued on the Mortgage Loans in periods prior to the related Cut-off Date, all other payments made in respect of such Mortgage Loans on or after the related Cut-off Date and all proceeds of any thereof, including all amounts on deposit in the Certificate Account, the Collection Account, the Prefunding Account and the Capitalized Interest Account and amounts invested in Permitted Investments (but excluding all investment income with respect to the Prefunding Account and Capitalized Interest Account), and that this Agreement shall constitute a security agreement under applicable law. The Seller and the Depositor shall file financing statements and continuation statements as necessary to maintain the perfection of such security interest.

         The Company confirms to the Depositor and the Depositor confirms to the Trustee that it has caused its computer records relating to the Initial Mortgage Loans to indicate by a code that the Initial Mortgage Loans have been sold, respectively, to the Depositor and to the Trustee on behalf of the Trust and constitute part of the Trust in accordance with the terms of this Agreement. The Company further confirms to the Depositor and the Depositor further confirms to the Trustee that it will cause its computer records relating to each Subsequent Mortgage Loan to indicate by a code that such Subsequent Mortgage Loan has been sold, respectively, to the Depositor and to the Trustee on behalf of the Trust and that it constitutes part of the Trust in accordance with the terms of this Agreement. The Company and the Depositor each confirms that it will treat the conveyance transactions contemplated hereby and in each Subsequent Transfer Agreement as sales in accordance with generally accepted accounting principles and will reflect such transactions as sales on its primary accounting records.

         In connection with the sale and assignment set forth in the second paragraph of this Section 2.01, the Depositor does hereby deliver to or cause to be delivered to, and deposit with or cause to be deposited with, the Trustee the originals of the following documents or instruments with respect to each Mortgage Loan so assigned:

                  (a) The original Mortgage Note, with all intervening endorsements sufficient to show a complete chain of endorsement to the Person endorsing the Mortgage Note to the Trustee, endorsed (which endorsement may be by manual or facsimile signature) by the Person so endorsing without recourse to the order of the Trustee in the following form: "Pay to the order of Bankers Trust Company of California, N.A., in trust for the benefit of holders of Aames Mortgage Trust 2001-3 Mortgage Pass-Through Certificates, Series 2001-3, without recourse";

                  (b) The original Mortgage with evidence of recording indicated thereon;

                  (c) The original assignment of the Mortgage executed by the Person assigning the Mortgage to the Trustee;

                  (d) Originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed;

                  (e) Originals of all intervening mortgage assignments with evidence of recording indicated thereon sufficient to show a complete chain of assignment from the originator of the Mortgage Loan to the Person assigning such assignments to the Trustee; and

                  (f) Original lender's title insurance policy issued on the date of the origination of such Mortgage Loan or a true copy thereof or, if such original lender's title insurance policy has been lost, a copy thereof certified by the appropriate title insurer to be true and complete or, if such lender's title insurance policy has not been issued as of the Closing Date, a marked up commitment (binder) to issue such policy.

         As promptly as practicable subsequent to the Closing Date, and in any event, within 30 days thereafter, the Company, in its capacity as initial Sub-Servicer shall (i) affix the Trustee's name to each assignment of Mortgage, as the assignee thereof in the following form: "Bankers Trust Company of California, N.A., in trust for the benefit of holders of Aames Mortgage Trust 2001-3 Mortgage Pass-Through Certificates, Series 2001-3, without recourse",
(ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records, and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignments of Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer shall be obligated to prepare and to deliver such assignment for such recording as soon as practicable after receipt of such information and in any event within 30 days after receipt thereof (and in no event more than one year after the Closing Date) and that the Servicer need not cause to be recorded any assignment that relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an

Opinion of Counsel delivered to the Trustee at Seller's expense to the effect that the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

         If the Depositor cannot deliver the original Mortgage or any intervening mortgage assignment with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such original Mortgage or mortgage assignment has been delivered for recordation, the Depositor shall deliver to the Trustee an Officer's Certificate, with a photocopy of such Mortgage or mortgage assignment, as the case may be, attached thereto, stating that such original Mortgage or mortgage assignment has been delivered to the appropriate public recording official for recordation. The Depositor shall promptly deliver to the Trustee such original Mortgage or intervening mortgage assignment with evidence of recording indicated thereon upon receipt thereof from the public recording official. If the Depositor within six months from the Closing Date shall not have received such original Mortgage or intervening mortgage assignment from the public recording official, it shall obtain, and deliver to the Trustee within eight months from the Closing Date, a copy of such original Mortgage or mortgage assignment certified by such public recording official to be a true and complete copy of such original Mortgage or mortgage assignment as recorded by such public recording office.

         The costs relating to the delivery of the documents specified in this Section shall be borne by the Depositor.

         The Seller shall deliver to the Depositor, within the time periods called for by this Article II, such documents as are required to be delivered by the Depositor to the Trustee pursuant to this Article II.

         Section 2.02 Conveyance of the Subsequent Mortgage Loans; Fixed Price Contract. Subject to the conditions set forth in the paragraphs below, in consideration of the Trustee's delivery on the Closing Date or related Subsequent Transfer Dates to or upon the order of the Depositor of the Subsequent Purchase Price of the related Subsequent Mortgage Loans from amounts on deposit in the Prefunding Account (or other amounts payable to or upon the order of the Depositor if such purchases of all Subsequent Mortgage Loans occur on the Closing Date) with respect to the related Mortgage Loan Group, the Seller shall, from time to time, on the Closing Date or any Subsequent Transfer Date, sell, transfer, assign, set over and otherwise convey without recourse to the Depositor, all right, title and interest of the Seller in and to each Subsequent Mortgage Loan identified on the Subsequent Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement delivered on the Closing Date or such Subsequent Transfer Date, including all of its right, title and interest in and to principal and interest (whether in the form of payments by Mortgagors or other proceeds) received or deemed to be received by the Seller on each such Subsequent Mortgage Loan on and after the related Subsequent Cut-off Date, net of amounts in respect of interest accrued on such Subsequent Mortgage Loans in periods prior to the related Subsequent Cut-off Date (whether in the nature of amounts held by the Seller for application on behalf of the related Mortgagor as a Monthly Mortgage Payment that is due on any date on or after the related Subsequent Cut-off Date or otherwise) plus all items with respect to such Subsequent Mortgage Loan to be delivered pursuant to Section 2.01 and other items in the related Mortgage File; provided, however, that the Seller reserves and retains all of its right, title and interest in and to principal (including prepayments) and interest collected on each such Subsequent Mortgage Loan prior to the related Subsequent Cut-off Date (except for amounts held by the Seller for application on or after the related Subsequent Cut-off Date).

         Immediately upon the conveyance of the Subsequent Mortgage Loans as referred to in the preceding paragraph, the Depositor shall sell, transfer, assign, set over and otherwise convey without recourse to the Trustee for benefit of the Certificateholders, all right, title and interest of the Depositor in the Subsequent Mortgage Loans as referred to in the preceding paragraph.

         The respective transfers by the Seller and the Depositor of the Subsequent Mortgage Loans set forth on the Subsequent Mortgage Loan Schedule shall be absolute and shall be intended by the parties hereto to be treated as a sale by the Seller and the Depositor, respectively. On or before the last day of the Funding Period, the Seller shall convey to the Depositor and the Depositor to the Trustee pursuant to this Section 2.02 the lesser of: (i) all Mortgage Loans then in its possession that satisfy the requirements of this Section 2.02 or (ii) the maximum principal balance of Mortgage Loans as determined by Seller that satisfy the requirements of this Section 2.02 whose aggregate Subsequent Purchase Price does not exceed the Prefunding Account Deposit. Subsequent Mortgage Loans to be conveyed on a given Subsequent Transfer Date must have an aggregate Subsequent Cut-off Date Principal Balance of not less than $500,000; provided, however, that the Subsequent Mortgage Loans to be conveyed on the final Subsequent Transfer Date may have an aggregate Subsequent Cut-off Date Principal Balance of less than $500,000.

         In the event that, notwithstanding the intent of the parties hereto to effect a sale and assignment of the Subsequent Mortgage Loans on the related Subsequent Transfer Date by the Seller to the Depositor and by the Depositor to the Trustee, such sale and assignment will be deemed to constitute a pledge of security for a loan, it is the intent of this Agreement that the Seller shall be deemed to have granted to the Depositor and the Depositor to the Trustee for the benefit of the Certificateholders a first priority perfected security interest in all of the related transferor's right, title and interest in and to the Subsequent Mortgage Loans, the Mortgages, the Mortgage Files and the Mortgage Notes, all payments of principal and interest on the Subsequent Mortgage Loans received on or after their respective Subsequent Cut-off Dates, net of amounts in respect of interest accrued on such Subsequent Mortgage Loans in periods prior to the related Subsequent Cut-off Date, all other payments (provided that the parties to this Agreement acknowledge that the Servicer is entitled to receive all assumption fees, late payment charges, charges for checks returned for insufficient funds, if any, and extension and other administrative charges other than Prepayment Charges) made in respect of such Subsequent Mortgage Loans on or after the related Subsequent Cut-off Date, and that this Agreement and the related Subsequent Transfer Agreement shall each constitute a security agreement with respect to the related Subsequent Mortgage Loans under applicable law. The Seller and the Depositor shall file financing statements and continuation statements as necessary to maintain the perfection of such security interest.

         The amount released to or upon the order of the Depositor from the Prefunding Account on any Subsequent Transfer Date (or from other amounts payable to the Depositor on the Closing Date) in connection with any conveyance of Subsequent Mortgage Loans to be included in any Mortgage Loan Group shall be equal to the aggregate of the related Subsequent Purchase Prices for such related Subsequent Mortgage Loans to be included in such related Mortgage Loan Group, which related amounts, in the aggregate, shall not exceed the allocated Prefunding Account Deposit for such related Mortgage Loan Group. The amount so released to or upon the order of the Depositor in connection with any conveyance of Subsequent Mortgage Loans shall, for federal income tax purposes, be considered cash contributed to REMIC I by the Depositor and used by the Trustee to acquire the related Subsequent Mortgage Loans pursuant to a fixed price contract established pursuant to this Section 2.02.

         On each related Subsequent Transfer Date, the Seller shall transfer to the Depositor and the Depositor shall transfer to the Trustee the Subsequent Mortgage Loans and the other property and rights related thereto described in the first paragraph in this section only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (a) the Seller or the Depositor shall provide the Trustee, the Servicer, the Representative and the Rating Agencies with an Addition Notice and shall provide any information reasonably requested by the Trustee, the Servicer, the Representative or the Rating Agencies with respect to the Subsequent Mortgage Loans;

                  (b) the Seller or the Depositor shall deliver to the Trustee, the Servicer, the Representative and the Rating Agencies a duly executed Subsequent Transfer Agreement and any other related documentation in the forms of the exhibits listed thereon;

                  (c) the Seller shall deposit in the Collection Account all collections in respect of the Subsequent Mortgage Loans received by the Seller and the Depositor on or after the related Subsequent Cut-off Date (whether in the nature of amounts held by the Seller for later application on behalf of the related Mortgagor in respect of a Monthly Payment due on or after the related Subsequent Cut-off Date or otherwise) except for amounts in respect of interest accrued on such Subsequent Mortgage Loans prior to the related Cut-off Date;

                  (d) the Seller and the Depositor each shall certify that, as of the Subsequent Transfer Date, neither the Seller nor the Depositor was insolvent, nor was made insolvent by such transfer and neither is aware of any pending insolvency;

                  (e) the Depositor shall certify that such addition of Subsequent Mortgage Loans will not result in a material adverse tax consequence to the Trust or the Certificateholders; and

                  (f) the Funding Period shall not have expired.

         In addition, the Seller or the Depositor will provide the Servicer, the Representative, the Rating Agencies and the Trustee with data regarding all Subsequent Mortgage Loans to be transferred to the Trust on any Subsequent Transfer Date prior to the related Subsequent Transfer Date. On or prior to each Subsequent Transfer Date, the following conditions shall have been satisfied with respect to all Subsequent Mortgage Loans to be transferred to the Trust on any Subsequent Transfer Date:

                  (A) the Depositor shall have confirmed to the Rating Agencies, the Representative and the Trustee, in the related Subsequent Transfer Agreement, the satisfaction of each condition precedent specified in this Section 2.02;

                  (B) the Seller or the Depositor shall have delivered to the Rating Agencies, the Representative and the Trustee Opinions of Counsel with respect to the transfer of all of the Subsequent Mortgage Loans to the Trust on any Subsequent Transfer Date substantially in the form of the Opinions of Counsel delivered to the Trustee on the Closing Date regarding bankruptcy, corporate and tax matters;

                  (C) the Trustee shall deliver to the Rating Agencies, the Representative and the Depositor an Opinion of Counsel with respect to the enforceability of each of the Subsequent Transfer Agreements substantially in the form of the Opinion of Counsel delivered to the Seller on the Closing Date; and

                  (D) the Servicer shall deliver to the Depositor, the Trustee, the Representative and the Rating Agencies the Servicer's acknowledgment to service all Subsequent Mortgage Loans purchased by the Trust on any Subsequent Transfer Date.

         On or prior to each Subsequent Transfer Date, the Seller or the Depositor shall provide to the Trustee, the Servicer and the Representative a schedule of mortgage loans that are expected to be Subsequent Mortgage Loans, and Subsequent Mortgage Loans transferred to the Trust shall be taken only from such schedule; provided, however, if any such identified mortgage loans do not satisfy the requirements of Subsequent Mortgage Loans as set forth in this
Section 2.02 or if any such mortgage loans are rejected as Subsequent Mortgage Loans by the Servicer, mortgage loans acceptable to the Servicer may be substituted for such defective or rejected mortgage loans. The Depositor shall certify that the Subsequent Mortgage Loans will be transferred to the Trust in accordance with the foregoing and that such Subsequent Mortgage Loans satisfy the requirements of Subsequent Mortgage Loans as set forth in this Section 2.02 as of the Closing Date.

         Subject to Section 3.16, if all of the Subsequent Mortgage Loans are transferred to the Trust on the Closing Date, then the remaining portion of the Prefunding Account Deposit will be deposited into the Certificate Account and held there, without investment thereof, until the first Distribution Date. On such first Distribution Date, such amounts will be deemed to comprise a portion of the Principal Distribution Amount and will be distributable to the Certificateholders.

         Section 2.03 Acceptance by the Trustee; Repurchase or Substitution of Mortgage Loans. The Trustee acknowledges the sale and assignment to the Trust and receipt by it of the original Mortgage Notes, Assignments and Mortgages pursuant to this Agreement and the delivery to it of the PMI Policy, and subject to (i) the provisions of the penultimate paragraph of Section 2.01, (ii) the review provided for in this Section of the documents referred to in clauses (a) through (f) of Section 2.01 and (iii) delivery of the Officer's Certificates pursuant to Section 2.01, declares that it will hold the Trust in trust upon the terms herein set forth for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Mortgage File within 45 days after the Closing Date (or, 45 days after the Subsequent Transfer Date, with respect to the Subsequent Mortgage Loans) to determine whether the documents described in Section 2.01(a)-(c), (e) and (f) have been executed and received, and whether such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, or the Subsequent Mortgage Loan Schedule, as applicable, and in so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45-day period the Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or the Subsequent Mortgage Loan Schedule, as applicable, the Trustee shall promptly, but in no event later than 30 days following such finding, notify the Seller of such findings. The Seller shall have a period of 60 days from the date of such notice to correct or cure any such defect. Notwithstanding the second paragraph of Section 9.01, the Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         If the Trustee has notified the Seller of a defect in a Mortgage File that materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders in the related Mortgage Loan, and such defect remains uncured after such 60-day period following the Seller's notification, the Seller shall, (i) in the case of a defect consisting solely of the failure of Seller to deliver the original Mortgage or any intervening mortgage assignment with evidence of recording thereon for reasons set forth in
Section 2.01, on the first Deposit Date occurring after the expiration of eight months from the Closing Date, and (ii) in the case of all other defects, on the Deposit Date occurring not later than 60 days after receipt of notice of such defect from the Trustee either (I) repurchase the related Mortgage Loan (including any property acquired in respect thereof and any insurance policy or current or future insurance proceeds with respect thereto) from the Trust at a price equal to the Purchase Price, which shall be accomplished by deposit of monies by the Seller in the Certificate Account on such Deposit Date, or (II) substitute one or more Qualified Replacement Mortgage Loans for the related Mortgage Loan.

         Upon receipt by the Trustee of an Officer's Certificate of the Servicer to the effect that the Purchase Price for a Defective Mortgage Loan (other than a Defective Mortgage Loan that is a Deleted Mortgage Loan) has been deposited in the Certificate Account, and upon confirmation by the Trustee that such Purchase Price has been received by it, the Trustee shall execute and deliver such instrument of transfer or assignment presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such repurchased Defective Mortgage Loan (including any property acquired in respect thereof or insurance policy or current or future insurance proceeds with respect thereto).

         Payments received with respect to Qualified Replacement Mortgage Loans in the Collection Period prior to the Deposit Date on which such substitution occurs will not be part of the Trust and will be retained by the Seller. For the Distribution Date following the Deposit Date on which such substitution occurs, distributions to Certificateholders will reflect the payments received on such Deleted Mortgage Loan in the related Collection Period representing amounts due or accrued thereon prior to such Deposit Date, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. In the case of a Qualified Replacement Mortgage Loan, the Mortgage File relating thereto shall be delivered to the Trustee and the amount, if any, by which the Principal Balance of the related Deleted Mortgage Loan as of the related Deposit Date exceeds the Principal Balance of the Qualified Replacement Mortgage Loan as of the first day of the related Collection Period shall be remitted by the Seller to the Trustee for deposit in the Certificate Account on the Deposit Date on which the substitution occurs. For purposes of this Agreement, any such amount so deposited in the Certificate Account shall be deemed a prepayment of the related Deleted Mortgage Loan received by the Servicer as of the prior Determination Date. Upon receipt by the Trustee of an Officer's Certificate of the Seller certifying that the Qualified Replacement Mortgage Loan conforms to the requirements of this Agreement and (a) written notification of such deposit signed by a Servicing Officer and (b) the new Mortgage File (containing all of the documents referred to in clauses (a), (b), (c), (d), (e) and (f) of Section 2.01), the Trustee shall release or cause to be released to the Seller the Mortgage File related to the Deleted Mortgage Loan or property and shall execute and deliver or cause to be executed and delivered such instrument of transfer or assignment presented to it by the Seller, without recourse, as shall be necessary to vest in the Seller all of the legal and beneficial ownership of such Deleted Mortgage Loan or property and the Trustee shall have no further responsibility with respect to said Mortgage File. In addition, the Trustee shall assign to the Seller any of the Trustee's rights under the PMI Policy in respect of any such Deleted Mortgage Loan released to the Seller. It is understood and agreed that the obligation of the Seller to substitute a Qualified Replacement Mortgage Loan for or repurchase any Defective Mortgage Loan (or any property acquired in respect thereof or insurance policy or current or future insurance proceeds with respect thereto) shall constitute the sole remedy against it respecting such defect available to the Certificateholders, the Depositor or the Trustee. Notwithstanding the foregoing, a substitution by the Seller for a defect in a constituent document will not be made unless the Trustee receives an Officer's Certificate certifying that the Qualified Replacement Mortgage Loan conforms to the requirements of this Agreement and an Opinion of Counsel that such substitution will not be a "prohibited transaction" as defined in Section 860F(a)(2) of the Code. Any substitution must be effected not later than two years after the Closing Date, or within such longer period of time as may be permitted under the REMIC Provisions for substitution of mortgage loans.

         On or prior to the 90th day after the Closing Date (or the 90th day after the applicable Subsequent Transfer Date with respect to the Subsequent Mortgage Loans), the Trustee shall certify to the Seller, the Depositor and the Servicer that it has received all of the documents referred to in clauses (a)
(b), (c), (e) and (f) of Section 2.01 and that all corrections or curative actions required to be taken by the Seller within the 60-day period referred to in the first paragraph of this Section have been completed or effected, or the related Mortgage Loans have been repurchased or substituted, in accordance with the provisions of this Section or, if any deficiencies in the Mortgage Files or other omissions of the Seller with respect to the Mortgage Files are known to the Trustee at the time of such certification, the Trustee shall make such certification only with respect to those Mortgage Loans as to which no such defects or omissions are known, and shall qualify such certification with respect to the remaining Mortgage Loans, identifying the related defects or omissions. Thereafter, the Trustee shall provide the Seller, the Depositor and the Servicer with monthly exception reports indicating the status of any exceptions until all such exceptions have been eliminated. Such monthly exception reports shall be distributed by the Trustee on the related Distribution Date with the Statement to Certificateholders.

         Section 2.04 Representations and Warranties Regarding the Servicer and the Seller. (a) The Company, as Seller, hereby represents and warrants to the Trustee, the Depositor, the Servicer and the Certificateholders that, as of the Closing Date:

                           (i) The Company is a corporation duly organized,
                  validly existing and in good standing under the laws of the State of California. The Company has the power and authority to execute and deliver this Agreement and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action; this Agreement evidences the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity; and the consummation of the transactions contemplated hereby will not result in the breach of any terms or provisions of the articles of incorporation or by-laws of the Company or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Company or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject.

                           (ii) All actions, approvals, consents, waivers,
                  exemptions, variances, franchises, orders, permits authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution and delivery by the Company of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of the Company and the performance by the Company of its obligations under this Agreement;

                           (iii) There is no action, suit, proceeding or
                  investigation pending or, to the best of the Company's knowledge, threatened against the Company that, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company or that would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Company contemplated herein, or that would be likely to impair the ability of the Company to perform under the terms of this Agreement;

                           (iv) The Company is not in default with respect to
                  any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would adversely affect its performance hereunder;

                           (v) The transfer, assignment and conveyance of the
                  Mortgage Loans by the Company, as Seller, pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction and are not being transferred with the intent to hinder, delay or defraud any creditors; and

                           (vi) The collection practices used by the Company are
                  in all material respects legal, proper, prudent and customary in the home equity mortgage loan servicing business.

                  (b) The Servicer hereby represents and warrants to the Trustee, the Depositor, the Seller and the Certificateholders that, as of the Closing Date:

                           (i) The Servicer is a corporation licensed as a
                  mortgage banker duly organized, validly existing and in good standing under the laws of the state of its incorporation and has, and had at all relevant times, full corporate power to service the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement. The Servicer has all necessary licenses and is qualified to transact business in and is in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification and no demand for such qualification has been made upon the Servicer by any state having jurisdiction;

                           (ii) The execution and delivery of this Agreement by
                  the Servicer and the performance by it of and compliance with the terms of this Agreement will not violate the Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

                           (iii) The Servicer has the full power and authority
                  to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This

                  Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                           (iv) The Servicer is not in violation of, and the
                  execution and delivery of this Agreement by the Servicer and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

                           (v) There are no actions or proceedings against, or
                  investigations of, the Servicer pending or, to the knowledge of the Servicer, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Servicer of any of its obligations under, or the validity or enforceability of, this Agreement;

                           (vi) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

                           (vii) No Officer's Certificate, statement, report or
                  other document prepared by the Servicer and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact;

                           (viii) The Servicer believes that the Servicing Fee
                  Rate provides a reasonable level of base compensation to the Servicer for servicing the Mortgage Loans on the terms set forth herein; and

                           (ix) The transactions contemplated by this Agreement
                  are in the ordinary course of business of the Servicer.

                           (x) Each Sub-Servicer engaged by the Servicer has
                  obtained all licenses and approvals required under state or federal law to service the Mortgage

                  Loans specified in the Sub-Servicing Agreement to which the Sub-Servicer is a party.

                  (c) The representations and warranties set forth in this Section shall survive the sale and assignment of the Mortgage Loans to the Trust and the issuance, sale and delivery of the Certificates. Upon discovery of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of such Mortgage Loans or the interests of the Certificateholders in such Mortgage Loans, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of its discovery or its receipt of notice of breach, the Company or the Servicer, as the case may be, shall cure such breach in all material respects.

         Section 2.05 Representations and Warranties of the Seller Regarding the Mortgage Loans. The Seller represents and warrants to the Trustee, the Depositor, the Servicer and the Certificateholders as of the Closing Date and, with respect to any Subsequent Mortgage Loan, as of the Subsequent Transfer Date (in either case except as otherwise expressly stated) that, as to each Mortgage Loan conveyed to the Trust by it:

                           (i) The information with respect to each Mortgage
                  Loan set forth in the Mortgage Loan Schedule or Subsequent Mortgage Loan Schedule is true and correct as of the related Cut-off Date or related Subsequent Transfer Date;

                           (ii) All of the original or certified documentation
                  set forth in Section 2.01 (including all material documents related thereto), with respect to each Mortgage Loan has been or will be delivered to the Trustee on the Closing Date or as otherwise provided in Section 2.01 or Section 2.02, as applicable;

                           (iii) Each related Mortgaged Property is improved by
                  a one- to four-family residential dwelling owned by the related Mortgagor in fee simple that is permanently affixed to the land and constitutes real property under the laws of the state in which the Mortgaged Property is located but shall not include co-operatives or mobile homes;

                           (iv) Each Mortgage Loan is a "qualified mortgage" as
                  defined in Section 860G(a)(3) of the Code and no such Mortgage Loan has a loan-to-value ratio (calculated in accordance with the REMIC Provisions) in excess of 125%; none of the Mortgage Loans are either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. ss. 433; with respect to each Mortgage Loan that is a "mortgage" as such term is defined in 15 U.S.C. 1602(aa), no obligor has or will have a claim or defense under such Mortgage Loan;

                           (v) As of the Cut-off Date, no Initial Mortgage Loan
                  included in Group I or Group II has a Loan-to-Value Ratio in excess of 100%; and Mortgage Loans in Group I representing not more than 0.19% of the Original Group I Balance have Loan-to-Value Ratios between 95% and 100% and no Mortgage

                  Loans in Adjustable Rate Group II have Loan-to-Value Ratios between greater than 90%;

                           (vi) Each Mortgage Loan was originated by the Seller,
                  an Affiliate of the Seller or by an originator not affiliated with the Seller authorized to originate such Mortgage Loan and is being serviced by the Seller;

                           (vii) Each fixed rate Initial Mortgage Loan included
                  in Group I and Group II as of the Cut-off Date bears interest at a fixed rate of at least 6.625% and 7.100% per annum, respectively. Each Hybrid Loan in Group I and Group II has a Minimum Rate of not less than 8.399% per annum and 10.250% per annum, respectively, and a Mortgage Loan Rate as of the Cut-off Date of not less than 6.625% per annum and 7.100% per annum, respectively. The terms of each Hybrid Loan that becomes an Adjustable Rate Mortgage Loan require that adjustments in the related Mortgage Loan Rate be made employing the related Index measured as of a date not more than three months prior to the related adjustment date;

                           (viii) Each Mortgage Note provides for a schedule of
                  substantially level and equal Monthly Mortgage Payments (subject, in the case of an Adjustable Rate Mortgage Loan, to periodic adjustments relating to changes in the Mortgage Loan
                  Rate) that are sufficient to amortize fully the principal balance of such Mortgage Note on or before its maturity date, except that, Mortgage Notes with respect to Initial Mortgage Loans representing not more than 1% of the initial Pool Balance, provide for level and equal Monthly Mortgage Payments that are sufficient to amortize fully the principal balances of such Notes over a period not exceeding 30 years, with "balloon" payments at stated maturity that are substantially in excess of the Monthly Mortgage Payments;

                           (ix) Each Mortgage is a valid and subsisting lien of
                  record on the Mortgaged Property having the priority indicated on the Mortgage Loan Schedule, subject, in the case of any Junior Mortgage Loan, only to any Senior Lien or Senior Liens on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy with respect to the related Mortgage Loan, which exceptions are generally acceptable to home equity mortgage lending institutions, and such other exceptions to which similar properties are commonly subject and that do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                           (x) Immediately prior to the sale, transfer and
                  assignment herein contemplated, the Seller held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by the Seller subject to no liens, charges, mortgages, encumbrances or rights of others, except with respect to liens that will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Trustee will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others;

                           (xi) The Mortgage Loan Rate for each Adjustable Rate
                  Mortgage Loan will be adjustable on each related Adjustment Date and will equal the sum, rounded upward to the nearest three decimal places, of the Index plus the related Gross Margin, subject to any related Minimum Rates, Maximum Rates or any limitations or periodic adjustments, in each case as specified in the related Mortgage Loan Schedule. No Mortgage Loans in any Mortgage Loan Group are subject to negative amortization.

                           (xii) With respect to any Adjustable Rate Mortgage
                  Loan, no mortgage document in the Mortgage File contains any provision permitting or requiring conversion of the Mortgage Loan to a fixed interest rate nor is the Mortgage Loan Rate conditioned upon Mortgagor maintaining accounts with Seller;

                           (xiii) As of the Closing Date or Subsequent Cut-off
                  Date, as appropriate (a) no Mortgage Loan had two or more Monthly Mortgage Payments past due and (b) no Mortgage Loan had one Monthly Mortgage Payments past due;

                           (xiv) As of the related Cut-off Date or Subsequent
                  Cut-off Date, as appropriate, there is no delinquent tax or assessment lien on any Mortgaged Property, and, to the best knowledge of the Seller, each Mortgaged Property is free of damage and is in good repair and is not affected by hazardous or toxic wastes or substances;

                           (xv) There is no offset, right of rescission,
                  counterclaim or defense, including the defense of usury, with respect to any Mortgage Note or Mortgage, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right to rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                           (xvi) As of the related Cut-off Date or Subsequent
                  Cut-off Date, as appropriate, there is no mechanic's lien or claim for work, labor or material affecting any Mortgaged Property that is or may be a lien prior to, or equal to or on a parity with, the lien of the related Mortgage except those that are insured against by any title insurance policy referred to in paragraph (xvii) below;

                           (xvii) To the best of the Seller's knowledge, each
                  Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws and regulations, including, without limitation, the federal
                  Truth-
                  in-Lending Act and other consumer protection laws, real estate settlement procedure, usury, equal credit opportunity, disclosure and recording laws;

                           (xviii) With respect to each Mortgage Loan, a
                  lender's title insurance policy (issued in standard form by a title insurance company authorized to transact business in the state where the related Mortgaged Property is located), in an amount at least equal to the Original Principal Amount of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid lien of record on the real property described in the related Mortgage (subject only to exceptions of the character referred to in paragraph (viii) above), was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date, such policy is in full force and effect and thereafter such policy shall continue in full force and effect and shall inure to the benefit of the Certificateholders upon consummation of the transactions contemplated by this Agreement;

                           (xix) As of the related Cut-off Date or Subsequent
                  Cut-off Date, as appropriate, either (a) the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy (which may be a blanket policy) with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the least of (a) the outstanding principal balance of the related Mortgage Loan (together, in the case of a Junior Mortgage Loan, with the outstanding principal balance of the Senior
                  Lien), (b) the minimum amount required to compensate for damage or loss on a replacement cost basis or (c) the full insurable value of the Mortgaged Property or (b) in the case of a Junior Mortgage Loan, a policy has been issued by a generally acceptable carrier that will cover the full Principal Balance of such Junior Mortgage Loan in the event of a loss covered by a hazard typically insured against by the type of policy referred to in clause (xviii)(a);

                           (xx) If any Mortgaged Property is in an area
                  identified in the Federal Register by FEMA as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration, if obtainable with respect to such Mortgaged Property, is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a Junior Mortgage Loan, with the outstanding principal balance of the Senior Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

                           (xxi) Each Mortgage and Mortgage Note is the legal,
                  valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity

                  (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all documents relating to such Mortgage Loan and convey the estate therein purported to be conveyed; with respect to each Mortgage Loan, only one original Mortgage Note exists;

                           (xxii) The Seller has caused and will cause to be
                  performed any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to each Mortgage Loan, including any necessary notifications of insurers, assignments of policies or interests therein, and establishment of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

                           (xxiii) As of the Cut-off Date, Initial Mortgage
                  Loans representing no more than 1% of the Original Group I Balance and Initial Mortgage Loans representing no more than 1% of the Original Group II Balance, respectively, are secured by Mortgaged Properties located within any single zip code area;

                           (xxiv) Each original Mortgage has been recorded or is
                  in the process of being recorded, and all subsequent assignments of the original Mortgage (other than the assignment from the Seller to the Trustee and any assignment to the Seller or an affiliate thereof) have been recorded in the appropriate jurisdictions as to which no Opinion of Counsel was delivered pursuant to Section 2.01 or 2.02, as applicable, or such Mortgages and assignments are in the process of being recorded);

                           (xxv) The terms of each Mortgage Note and each
                  Mortgage have not been impaired, altered or modified in any respect, except by a written instrument that has been recorded, if necessary, to protect the interest of the Certificateholders and that has been delivered to the Trustee. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule and has been approved by the primary mortgage guaranty insurer, if any;

                           (xxvi) The proceeds of each Mortgage Loan have been
                  fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor either have been complied with or are not yet required to be complied with but will be complied with as and when required. All costs, fees and expenses incurred in making or closing or recording such Mortgage Loans were paid;

                           (xxvii) No Mortgage Note is or has been secured by
                  any collateral, pledged account or other security other than the lien of the corresponding Mortgage;

                           (xxviii) No Mortgage Loan was originated under a
                  buydown plan;

                           (xxix) No Mortgage Loan has a shared appreciation
                  feature or other contingent interest feature;

                           (xxx) Each Mortgaged Property consists of one or more
                  contiguous parcels of real property with a residential dwelling erected thereon;

                           (xxxi) Each Mortgage Loan contains a provision for
                  the acceleration of the payment of the unpaid principal balance of such Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                           (xxxii) Any advances made to the Mortgagor after the
                  date of origination of a Mortgage Loan but prior to the related Cut-off Date or Subsequent Cut-off Date, as appropriate, have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount as of the related Cut-off Date or Subsequent Cut-off Date, as appropriate, does not exceed the original principal amount of the related Mortgage Loan and is reflected as the current principal amount of such Mortgage Loan on the Mortgage Loan Schedule;

                           (xxxiii) To the best knowledge of the Seller, there
                  is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring;

                           (xxxiv) To the best knowledge of the Seller, all of
                  the improvements that were included for the purposes of determining the Appraised Value of any Mortgaged Property lie wholly within the boundaries and building restriction lines of such Mortgaged Property, and no improvements on adjoining properties encroach upon such Mortgaged Property except those that are identified in the related title insurance policy and affirmatively insured;

                           (xxxv) To the best knowledge of the Seller, no
                  improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such Mortgaged Property is lawfully occupied under applicable law;

                           (xxxvi) With respect to each Mortgage that is a deed
                  of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders or the Trust to any trustee under any deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

                           (xxxvii) With respect to each Junior Mortgage Loan,
                  if any, either (A) no consent for such Mortgage Loan was required by the holder of the related Senior Lien prior to the making of such Mortgage Loan or (B) such consent has been obtained and is contained in the related Mortgage File;

                           (xxxviii) Each Mortgage contains customary and
                  enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including by trustee's sale and by judicial foreclosure and there is no homestead or other exemption available to the related Mortgagor that would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose upon the related Mortgaged Property;

                           (xxxix) There is no default, breach, violation or
                  event of acceleration existing under any Mortgage or the related Note and no event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach violation or event of acceleration;

                           (xl) No instrument of release or waiver has been
                  executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement that has been approved by the primary mortgage guaranty insurer, if any, and that has been delivered to the Trustee;

                           (xli) The maturity date of each Junior Mortgage Loan,
                  if any, is at least 12 months prior to the maturity date of the related Senior Lien if such Senior Lien provides for a balloon payment;

                           (xlii) As of the Cut-off Date, at least 92.59% of the
                  Initial Mortgage Loans in Group I (by Original Group I Balance) and 99.62% of the Initial Mortgage Loans in Group II (by Original Group II Balance) are secured by Mortgaged Properties that are maintained by the related Mortgagors as primary residences;

                           (xliii) There are no defaults (other than
                  delinquencies) in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item that remains unpaid; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, other than interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the date that precedes by one month the due date of the first installment of principal and interest;

                           (xliv) To the best of the Seller's knowledge, all
                  parties that have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise during the period in which they held and disposed of such interest, were and either are now or, in the case of subclause (1) of this clause, will be within 30 days of the Closing Date or Subsequent Cut-off Date, as appropriate, (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and
                  (2) (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

                           (xlv) No Mortgage Loan was selected by the Seller for
                  inclusion in the Trust on any basis intended to adversely affect the Trust;

                           (xlvi) A full appraisal of each Mortgaged Property
                  was performed in connection with the origination of the related Mortgage Loan, and such appraisal is the appraisal referred to in determining the Appraised Value of such Mortgaged Property;

                           (xlvii) With respect to each Junior Mortgage Loan, if
                  any, the related Senior Lien requires equal monthly payments or, if such Senior Lien bears an adjustable interest rate, the monthly payments for such Senior Lien may be adjusted no more frequently than monthly;

                           (xlviii) With respect to any Junior Mortgage Loan
                  with a related Senior Lien that provides for negative amortization or an open-end feature that permits additional borrowings, the balance of such Senior Lien reflected on the Mortgage Loan Schedule and used to calculate the Combined Loan-to-Value Ratio for such Junior Mortgage Loan is based on the maximum amount of negative amortization, deferred interest or maximum amount of borrowings permitted under such Senior Lien;

                           (xlix) The Company has not required the Mortgagor to
                  sign a letter in connection with the origination of any Mortgage Loan in which such Mortgagor indicates its inability to repay such Mortgage Loan in accordance with the terms of the related Mortgage Note;

                           (l) [Reserved];

                           (li) As of the related Cut-off Date or Subsequent
                  Cut-off Date, as appropriate, no Mortgage Loan in any Mortgage Loan Group was secured by more than one Mortgaged Property;

                           (lii) With respect to each Hybrid Loan, all of the
                  terms of the Mortgage pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance are enforceable; such adjustments will not affect the priority of the Mortgage lien and all of the adjustments have been properly calculated, recorded, reported and applied in accordance with the Mortgage and applicable law;

                           (liii) All insurance policies, other than any primary
                  mortgage insurance policies purchased by the Seller or Servicer or any of its affiliates, are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the originator, its successors and assigns, as mortgagee. Such insurance policies require prior notice to the insured of termination or cancellation and no such notice has been received, each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                           (liv) None of the Mortgage Loans is subject to a plan
                  of bankruptcy and no Mortgagor has sought protection or relief under any state or federal bankruptcy or insolvency law during the term of the related Mortgage;

                           (lv) At least 48.19% of the Initial Mortgage Loans in
                  Group I (by Original Group I Balance) and at least 32.50% of the Initial Mortgage Loans in Group II (by Original Group II Balance) have Monthly Mortgage Payments due during the first Collection Period during which such Mortgage Loan is included in the Trust;

                           (lvi) All Mortgage Loans were underwritten or
                  re-underwritten in accordance with the underwriting guidelines of the Company;

                           (lvii) To the knowledge of the Seller, no
                  misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Mortgagor, any appraiser, any builder or developer, or any other party having statutory or common law liabilities with respect to the origination of the Mortgage Loan or in any related application for insurance in relation to such Mortgage Loan;

                           (lviii) To the knowledge of the Seller, certain
                  Mortgage Loans are secured by Mortgaged Properties upon which are affixed manufactured housing or modular homes, provided that it is the intent and agreement of the parties hereto that this representation shall be deemed breached if any Mortgage Loan is determined to be secured by a Mortgaged Property upon which is affixed manufactured housing or a modular home and such Mortgage Loan is subject to a foreclosure which results in a Realized Loss;

                           (lix) There was no fraud involved in the origination
                  of any Mortgage Loans by the mortgagee or the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loans;

                           (lx) No Mortgage Loan is 60 days or more
                  contractually delinquent as of the Cut-off Date and no Subsequent Mortgage Loan will be 60 days or more contractually delinquent as of its Subsequent Transfer Date (and accordingly there are no Restricted Mortgage Loans required to be listed in Schedule II);

                           (lxi) All requirements for the valid transfer of each
                  PMI Policy, including any assignments or notices required in each PMI Policy, have been satisfied;

                           (lxii) As of the Closing Date with respect to each
                  Mortgage Loan that is subject to a PMI Policy, the Seller has not taken any action, or omitted to take any action, and there are no circumstances that would cause the PMI Insurer to deny a claim with respect to such Mortgage;

                           (lxiii) As of the Cut-off Date, not more than 81.56%
                  of the Initial Mortgage Loans included in Group I are "cash-out refinance" Mortgage Loans (as such term is described under the Company's underwriting guidelines) and not more than 87.14% of the Initial Mortgage Loans included in Group II are "cash-out refinance" Mortgage Loans;

                           (lxiv) The information set forth in the Prepayment
                  Charge Schedule (including the Prepayment Charge Summary attached thereto) is complete, true and correct in all material respects on the date or dates when such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally or the collectability thereof may be limited due to acceleration in connection with a foreclosure) under applicable state law;

                           (lxv) The Servicer will not waive any Prepayment
                  Charge unless it is waived in accordance with the standard set forth in Section 3.22; and

                           (lxvi) On the Closing Date, as measured by the
                  Cut-off Date aggregate Principal Balance, 3.91% of the Mortgage Loans having Loan-to-Value Ratios exceeding 80% are covered by the PMI Policy.

                           (lxvii) As of the Cut-off Date, none of the Initial
                  Mortgage Loans in Group I or in Group II were subject to the Home Ownership and Equity Protection Act of 1994 ("HOEPA") or any comparable state law.

                           (lxviii) No proceeds from any Initial Mortgage Loan
                  were used to finance single-premium credit, life and disability insurance policies.

                           (lxix) No Initial Mortgage Loan imposes a prepayment
                  charge for a term in excess of five years.

                           (lxx) All of the Mortgage Loans were originated by a
                  mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

         It is understood and agreed that the representations and warranties set forth in this Section shall survive the sale and assignment of the Mortgage Loans to the Trust and the issuance, sale and delivery of the Certificates. Upon discovery by the Seller, the Depositor, the Servicer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein, which breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the Trustee which shall inform the other parties hereto, and each of the Rating Agencies and take such other action as it deems appropriate pursuant to Section 9.01.

         Within 60 days of its discovery or its receipt of notice of such breach, the Seller shall use all reasonable efforts to cure such breach in all material respects. Unless, prior to the expiration of such 60-day period, such breach has been cured in all material respects or otherwise does not exist or continue to exist, the Seller shall, not later than the Deposit Date in the month following the related Collection Period in which any such cure period expired, but in all events within 90 days of the earlier of the discovery of the breach or the Seller's receipt of notice of breach (or at the election of the Seller, an earlier Collection Period), either (I) repurchase such Mortgage Loan (or, in the case of any representation and warranty stated above in terms of minimum or maximum aggregate percentage amounts, repurchase Mortgage Loans such that, after giving effect to such repurchase, the related representation and warranty would be complied with) (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto) from the Trust in the same manner and subject to the same conditions as set forth in Section 2.03 or (II) remove such Mortgage Loan and substitute in its place a Qualified Replacement Mortgage Loan (or, in the case of any representation and warranty stated above in terms of minimum or maximum aggregate percentage amounts, remove such Mortgage Loans and substitute in their place Qualified Replacement Mortgage Loans such that, after giving effect to such substitution, the related representation and warranty would be complied with) in the same manner and subject to the same conditions as set forth in
Section 2.03. Upon making any such repurchase or substitution, the Seller shall be entitled to receive an instrument of assignment or transfer from the Trustee, without recourse to the Trustee, to the same extent as set forth in Section 2.03 with respect to the repurchase of or substitution for Defective Mortgage Loans under that Section. The Seller acknowledges that, in the event of corresponding breaches under this Section 2.05 and Section 2.05A with respect to any affected Mortgage Loan, the Seller's obligation to cure its breach with respect to such Mortgage Loan, or to repurchase or substitute for such Mortgage Loan, is superior to the Depositor's obligation to cure its corresponding breach with respect to such Mortgage Loan, or to repurchase or substitute for such Mortgage Loan. It is understood and agreed that the obligation of the Seller to repurchase or substitute any such Defective Mortgage Loan (or property acquired in respect thereof or insurance policy or current or future insurance proceeds with respect thereto) shall constitute the sole remedy against it respecting such breach of the foregoing representations or warranties available to the Certificateholders, the Depositor or the Trustee, as the case may be.

         Notwithstanding the foregoing, a substitution of a Mortgage Loan by the Seller for a breach will not be made unless the Trustee receive an Officer's Certificate of the Seller certifying that the Qualified Replacement Mortgage Loan conforms to the requirements of this Agreement and an Opinion of Counsel that such substitution will not be a "prohibited transaction" as defined in Section 860F(a)(2) of the Code. Any substitution must be effected not later than two years after the Closing Date, or within such longer period of time as may be permitted under the REMIC Provisions for substitution of mortgage loans.

         Section 2.05A Representations and Warranties of the Depositor as to the Mortgage Loans.

         The Depositor hereby represents and warrants to the Trustee with respect to each Initial Mortgage Loan as of the date hereof that as of the Closing Date, and following the transfer of the Initial Mortgage Loans to it by the Seller, the Depositor had good title to the Initial Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

         The Depositor hereby assigns, transfers and conveys to the Trustee all of its rights with respect to the Mortgage Loans including, without limitation, the representations and warranties of the Seller made pursuant to Section 2.05 hereof, together with all rights of the Depositor to require the Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with this Agreement.

         The representations and warranties set forth in this Section shall survive the sale and assignment of the Mortgage Loans to the Trust and the issuance, sale and delivery of the Certificates. Upon discovery of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of such Mortgage Loans or the interests of the Certificateholders in such Mortgage Loans, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of its discovery or its receipt of notice of breach, the Depositor shall cure such breach in all material respects. Any cure of any breach or repurchase or substitution for any affected Mortgage Loan by the Seller under Section 2.05 shall relieve the Depositor of its obligation to cure its corresponding breach with respect to the related Mortgage Loan under this Section.

         Section 2.06 Execution and Authentication of Certificates. The Trustee shall on behalf of the Trust, not in its individual capacity but solely as Trustee, cause to be executed, and delivered on the Closing Date to or upon the order of the Depositor, in exchange for the Mortgage Loans and the other assets comprising the Trust, simultaneously with the sale, assignment and transfer to the Trustee of the Mortgage Loans, each Class of Certificates duly executed by the Trustee, and authenticated by the Trustee, pursuant to Section 6.01, in authorized denominations, equaling, 100% of the Percentage Interests in each Class, and collectively evidencing the entire ownership of the Trust.

         Section 2.07 Reserved.

         Section 2.08 Indemnification of the Trust. The Seller shall indemnify the Trust for any liability incurred thereby as a result of a breach of the representation and warranty set forth in clause (xvii) of Section 2.05 (without regard to any limitation therein relating to the knowledge of the Seller). This indemnity obligation shall be in addition to any other obligation the Seller may have in connection with any such breach.

                                  ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS;
                               CERTIFICATE ACCOUNT

         Section 3.01 The Servicer and the Sub-Servicers. Acting directly or through one or more Sub-Servicers as provided in Section 3.15, the Servicer, as servicer, shall administer the Mortgage Loans with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable home equity mortgage loans that it services for itself or others. The duties of the Servicer shall include collecting and posting of all payments, responding to inquiries of Mortgagors or by federal, state or local government authorities with respect to the Mortgage Loans, investigating delinquencies, reporting tax information to Mortgagors in accordance with its customary practices and accounting for collections and furnishing monthly and annual statements to the Trustee with respect to distributions and making Monthly Advances and Servicing Advances pursuant to Section 5.02. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer, to the extent not in conflict with the provisions of this Agreement. Notwithstanding the appointment of any Sub-Servicer, the Servicer shall remain liable for the performance of all of the servicing obligations and responsibilities under this Agreement. The Servicer shall maintain all licenses and qualifications necessary to perform its servicing obligations hereunder in the jurisdictions in which it services Mortgage Loans. If the Servicer commences directly to service a material number or principal amount of Mortgage Loans with related Mortgaged Properties located in any other state, the Servicer will use its reasonable efforts promptly to obtain, and thereafter to maintain, all licenses and qualifications necessary to perform its servicing obligations hereunder in each such state. Each Sub-Servicer shall maintain all licenses and qualifications necessary to perform its servicing obligations in the states where the Mortgaged Properties to which the applicable Sub-Servicing Agreement relates are located. The Servicer shall cooperate with the Trustee and furnish to the Trustee such information in its possession as may be necessary or appropriate to enable the Trustee to perform its tax reporting duties hereunder. The Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         Without limiting the generality of the foregoing, the Servicer (i) shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the related Mortgaged Properties (ii) may consent to any modification of the terms of any Mortgage Note not expressly prohibited hereby if the effect of any such modification will not be to materially and adversely affect the security afforded by the related Mortgaged Property or to decrease or slow (other than as permitted by Section 3.02(a)(ii)) the timing of receipt of any payments required thereunder and (iii) shall not consent to the placing of a lien senior to or on parity with that of the Mortgage on the related Mortgaged Property.

         The Servicer may but shall not be obligated to sue to enforce or collect on any of the Mortgage Loans or any insurance policy covering a Mortgage Loan, in its own name if possible, or on behalf of the Trust. If the Servicer commences a legal proceeding to enforce a Mortgage

Loan or any such insurance policy, the Trustee shall thereupon be deemed to have automatically assigned the Mortgage Loan or the rights under such insurance policy to the Servicer for purposes of collection only. If, however, in any suit or legal proceeding for enforcement, it is held that the Servicer may not enforce or collect on a Mortgage Loan or any insurance policy covering a Mortgage Loan on the ground that it is not a real party in interest or a holder entitled to enforce such Mortgage Loan or such insurance policy, as the case may be, then the Trustee shall, upon the written request of a Servicing Officer, furnish the Servicer with such powers of attorney and other documents as are necessary or appropriate to enable the Servicer to enforce such Mortgage Loan or insurance policy, as the case may be. Amounts expended by the Servicer under this paragraph shall be considered Servicing Advances.

         The relationship of the Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         The parties intend that each REMIC Pool shall constitute a REMIC, and that the affairs of each REMIC Pool shall be conducted so as to qualify it as a REMIC. In furtherance of such intention, (i) the Servicer covenants and agrees that it shall act as agent (and the Servicer is hereby appointed to act as agent) on behalf of each REMIC Pool, and that in such capacity it shall: (a) use its best efforts to conduct the affairs of such REMIC Pool at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions; (b) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC Pool or that would subject such REMIC Pool to tax, including the modification of a qualified mortgage that would subject such REMIC Pool to tax; and (c) exercise reasonable care not to allow such REMIC Pool to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC, and (ii) the Holder of the Class R Certificates covenants and agrees that it shall (a) pay the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on any REMIC Pool when and as the same shall be due and payable (but such obligation shall not prevent the Holder of the Class R Certificates or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Holder of the Class R Certificates from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (b) pay the amount of any and all taxes imposed on any REMIC Pool pursuant to Sections 24870, 24874 and 23153 of the California Revenue and Taxation Code. The Holder of the Class R Certificates shall not be entitled to reimbursement for any taxes paid pursuant to this Section.

         Section 3.02 Collection of Certain Mortgage Loan Payments; Collection Account and Certificate Account.

                  (a) The Servicer shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows from time to time with respect to home equity mortgage loans in its servicing portfolio that are comparable to the Mortgage Loans; provided that the Servicer shall always at least follow collection procedures that are consistent with standard industry practices. Consistent with the foregoing, and subject to the limitations in
         Section 3.05, the Servicer may in its discretion (i) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, if any, excluding Prepayment Charges, or other fees that may be collected in the ordinary course of servicing the Mortgage Loans, (ii) if a Mortgagor is in default or about to be in default because of a Mortgagor's financial condition, arrange with the Mortgagor a schedule for the payment of delinquent payments due on the related Mortgage Loan, or (iii) modify payments of monthly principal and interest on any Mortgage Loan becoming subject to the terms of the Relief Act in accordance with the Servicer's general policies for comparable home equity mortgage loans subject to such Act.

                  (b) The Servicer shall establish and maintain, or cause to be established and maintained, one or more Eligible Accounts that in the aggregate are the Collection Account. All amounts held in the Collection Account shall be invested by the depository institution or trust company then maintaining the account at the written direction of the Servicer in Permitted Investments that mature not later than the Deposit Date next succeeding the date of investment. No Permitted Investment shall be sold or disposed of prior to maturity. The Servicer shall not retain any cash or investment in the Collection Account for a period in excess of 12 months and cash therein shall be considered transferred to Certificate Account on a first-in, first-out basis. All net income realized from any such investment shall be for the benefit of the Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time.

                  (c) Subject to Section 3.02(d), the Servicer shall deposit in the Collection Account each of the following payments on and collections in respect of the Mortgage Loans as soon as practicable, but in no event later than the close of business on the second Business Day after its receipt thereof:

                           (i) all payments in respect of or allocable to
                  interest on the Mortgage Loans (including any net income from REO Properties);

                           (ii) all Principal Payments;

                           (iii) all Payments Ahead;

                           (iv) all Net Liquidation Proceeds;

                           (v) all Trust Insurance Proceeds (including, for this
                  purpose, any amounts required to be credited by the Servicer pursuant to the last sentence of Section 3.04); and

                           (vi) all Prepayment Charges.

         The Servicer shall replace such amounts previously withdrawn from the Collection Account and applied by the Servicer towards the payment of a Monthly Advance pursuant to Section 5.02(a) or towards the payment of a Servicing Advance pursuant to Section 5.02(b) by depositing into the Collection Account on or prior to the Deposit Date immediately following such withdrawal an amount equal to the total of all such amounts applied to the payment of a Servicing Advance and those amounts applied to the payment of a Monthly Advance required to be deposited pursuant to Section 5.01(b).

         The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing fees, late payment charges, charges for checks returned for insufficient funds, if any, or extension or other administrative charges (excluding Prepayment Charges) paid by Mortgagors or amounts received by the Servicer for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. The amounts deposited in the Collection Account are subject to withdrawal by the Servicer, from time to time, (i) to make deposits into the Certificate Account pursuant to Section 3.02(e), (ii) to pay itself the Monthly Servicing Fee pursuant to Section 3.08 and to make Servicing Advances or to reimburse itself for Servicing Advances, as applicable, in either case in accordance with Section 5.02(b), (iii) to make Monthly Advances or to reimburse itself for payments of Monthly Advances, as applicable, in either case in accordance with Section 5.02(a) and (iv) to reimburse itself for expenses reimbursable pursuant to Section 7.03 hereof. In addition, if the Servicer deposits in the Collection Account any amount not required to be so deposited or any amount in respect of payments by Mortgagors made by checks subsequently returned for insufficient funds or other reason for non-payment, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

                  (d) Upon such terms as the Rating Agencies may approve, the Servicer may make the deposits to the Collection Account referred to in
         Section 3.02(c) on a later day than the second Business Day after receipt of the amounts required to be so deposited, which terms and later day shall be specified by the Rating Agencies and confirmed to the Trustee and the Servicer in writing.

                  (e) The Trustee shall establish and maintain the Certificate Account. The Certificate Account shall be an Eligible Account segregated on the books of the Trustee and held by the Trustee in trust, and the Certificate Account and the amounts deposited therein shall not be subject to any claim, liens or encumbrances of any creditors or depositors of the Trustee or the Company (whether made directly or indirectly through a liquidator, receiver or trustee in bankruptcy of the Trustee or the Company). At or before 2:00 p.m. Los Angeles time on each Deposit Date, the Servicer shall withdraw from the Collection Account all amounts on deposit therein that constitute any portion of Available Funds for a Mortgage Loan Group and the related Distribution Date (including any amounts therein that are being held for distribution on a subsequent Distribution Date which are being applied toward the Monthly Advance for the related Distribution Date pursuant to Section 5.02(a)) and all Prepayment Charges collected during the related Collection Period and remit such amounts to the Trustee for deposit in the Certificate Account. In addition, any Compensating Interest and Monthly Advances required to be made by the Servicer for the related Mortgage Loan Group in respect of the related Distribution Date and any amounts required to be deposited into the Certificate Account in connection with a purchase or repurchase of any Mortgage Loans in such Mortgage Loan Group or any shortage on such Mortgage Loans by the Seller or the Servicer pursuant to Section 2.03, 2.05, 3.01, 3.06 or 10.01 or a substitution of a Qualified Replacement Mortgage Loan pursuant to Section 2.03 or 2.05, or in connection with a purchase of Mortgage Loans by the Servicer pursuant to Section 10.01 or in connection with the Servicer's failure to adjust the Mortgage Loan Rate on an Adjustable Rate Mortgage Loan, shall be remitted to the Trustee for deposit in the Certificate Account on the applicable Deposit Date. On the Closing Date, the Class P Deposit shall be deposited in to the Certificate Account. Any amounts held in the Certificate Account (other than the Class P Deposit) may be invested at the written direction of the Servicer in Permitted Investments upon the same terms and conditions as those specified in clause (b) above with respect to the Collection Account except that such investments shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of investment, and in the absence of such direction the Trustee shall invest in Permitted Investments described in clause (E) of the definition of Permitted Investments. All net income realized from any such investment shall be for the benefit of the Servicer as additional servicing fee; except that the net investment income realized from such investments in respect of the Business Day immediately preceding any Distribution Date shall be for the benefit of the Trustee as additional trustee fee, and shall be subject to its withdrawal or order from time to time.

         Section 3.03 Additional Servicing Responsibilities for the Adjustable Rate Mortgage Loans. The Servicer shall enforce each Adjustable Rate Mortgage Loan and shall timely calculate, record, report and apply all Mortgage Loan Rate adjustments in accordance with the related Mortgage Note. The Servicer's records shall, at all times, reflect then-current Mortgage Loan Rate and Monthly Mortgage Payment and the Servicer shall timely notify the Mortgagor of any changes to the Mortgage Loan Rate and the Monthly Mortgage Payment. If the Servicer fails to adjust the Mortgage Loan Rate or the Monthly Mortgage Payment in accordance with the terms of the Mortgage Note for the related Adjustable Rate Mortgage Loan, or if the Servicer fails to notify the related Mortgagor of any such adjustment as required under the terms of such Mortgage Note, or if any liability, claim or defense arises with respect to any Adjustable Rate Mortgage Loan solely as a result of any such failure, the Servicer shall pay, from its own funds and without right of reimbursement therefor, any shortage in amounts collected or collectible on the related Adjustable Rate Mortgage Loan that results. The Servicer shall deposit any amounts in respect of such shortage in the Certificate Account on the Deposit Date with respect to the related Collection Period.

         Section 3.04 Hazard Insurance Policies. The Servicer shall cause to be maintained for each Mortgage Loan (including Mortgage Loans as to which the related Mortgaged Property has been acquired by the Trust upon foreclosure, by deed in lieu of foreclosure or comparable conversion), hazard insurance (including flood insurance coverage, if obtainable, to the extent such property is located in a federally designated flood area in such amount as is required under applicable FEMA guidelines) with extended coverage in an amount that is not less than the least of (i) the maximum insurable value from time to time of the improvements that are a part of such property, or (ii) the combined principal balance of such Mortgage Loan and the principal balance of each mortgage loan senior to such Mortgage Loan at the time of such foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Liquidation Expenses to be incurred in connection therewith; provided, further that such hazard insurance shall be in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. Each such hazard insurance policy shall contain a standard mortgagee clause naming the originator, its successors and assigns, as mortgagee and shall require prior notice to the insured of termination or cancellation. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account or Certificate Account, as the case may be, in accordance with Section 3.02 to the extent that they constitute Net Liquidation Proceeds or Trust Insurance Proceeds. If the Servicer shall obtain and maintain a blanket policy, issued by an insurer acceptable to each Rating Agency, insuring against such hazard losses, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section, it being understood and agreed that such policy may contain a deductible clause that is in form and substance consistent with standard industry practice, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section, and there shall have been a loss that would have been covered by such policy, deposit in the Collection Account in accordance with Section 3.02 the amount not otherwise payable under the blanket policy because of such deductible clause.

         Section 3.05 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements. In any case in which property subject to a Mortgage is voluntarily conveyed by the Mortgagor, the Servicer shall enforce any due-on-sale clause contained in the related Mortgage Note or Mortgage, to the extent permitted by such Mortgage Note or Mortgage, applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any related insurance policy or result in legal action by the Mortgagor. Subject to the foregoing, the Servicer may take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and the Mortgagor remains liable thereon or, if the Person to whom such Mortgaged Property has been or is about to be conveyed satisfies the Servicer's then-current underwriting standards for home equity mortgage loans similar to the Mortgage Loans, and the Servicer in its reasonable judgment finds it appropriate, is released from liability thereon. If the Trustee is holding the Mortgage Files, the Servicer shall notify the Trustee that any assumption and modification agreement has been completed by delivering to the Trustee an Officer's Certificate certifying that such agreement is in compliance with this Section and the Servicer shall forward to the Trustee the original of such assumption and modification agreement. Such assumption and modification agreement shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the Mortgage Loan Rate shall not be reduced (but may be increased), the Principal Balance of such Mortgage Loan shall not be changed and the term of such Mortgage Loan will not be extended beyond the existing term of such Mortgage Loan. Any fee collected by the Servicer for entering into any such agreement shall be retained by the Servicer as additional servicing compensation.

         Notwithstanding the foregoing paragraph of this Section 3.05 or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reasons of any assumption of a Mortgage Loan, or transfer of any Mortgaged Property without the assumption thereof, by operation of law or any assumption or transfer that the Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

         Section 3.06 Realization upon Liquidated Mortgage Loans. Subject to the limitations set forth in this Section 3.06 with respect to Restricted Mortgage Loans, the Servicer, on behalf of the Trust, shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02(a); provided that if the Servicer has actual knowledge or reasonably believes that any Mortgaged Property is affected by hazardous or toxic wastes or substances, then the Servicer shall not cause the Trust to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related Senior Lien, the advancing of funds to correct such default) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general first, second and third lien one- to four-family mortgage loan servicing activities (including the procurement of a drive-by appraisal of the related Mortgaged Property prior to foreclosure or other conversion). The foregoing is subject to the proviso that neither the Servicer nor the Trustee shall be required to expend its own funds in connection with any foreclosure or towards the correction of any default on a related Senior Lien or restoration of any Mortgaged Property unless, in the reasonable judgment of the Servicer, such foreclosure, correction or restoration will increase Net Liquidation Proceeds (taking into account any unreimbursed Monthly Advances made or expected to be made with respect to such Mortgage Loan). Amounts expended by the Servicer under this paragraph shall be considered Servicing Advances.

         To the extent the Net Liquidation Proceeds derived from any such foreclosure or conversion exceed the unpaid Principal Balance of the related Mortgage Loan and accrued interest thereon at the applicable Mortgage Loan Rate to the related due date during the Collection Period in which such foreclosure or conversion occurs (net of any related Monthly Advances or Servicing Advances that were unreimbursed prior to the receipt of such Net Liquidation Proceeds), such excess shall be paid to the Holder of the Class R-I Certificate.

         Neither the Trust nor the Trustee on behalf of the Trust shall complete foreclosure proceedings with respect to any Restricted Mortgage Loan. In lieu of foreclosure, any Restricted Mortgage Loan shall be repurchased or substituted in accordance with and subject to the limitations contained in Section 2.05.

         Notwithstanding the foregoing, the Servicer, at its sole option, may purchase from the Trust on any Deposit Date any Mortgage Loan as to which the related Mortgagor has failed to make full Monthly Mortgage Payments as required under the related Mortgage Note for three consecutive months at any time following the Cut-off Date and prior to such Deposit Date at a price equal to the Purchase Price by depositing such amount in the Certificate Account on such Deposit Date pursuant to Section 3.02; provided, however, that the aggregate Principal Balances of the Mortgage Loans purchased by the Servicer pursuant to the exercise of the option granted in this sentence shall not exceed 3% of the sum of the Original Pool Balance plus the amount of the Prefunding Account Deposit and such Mortgage Loans may be purchased only in the order of the most delinquent to the least delinquent.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders, and the Servicer shall manage, conserve and protect each such Mortgaged Property for the Certificateholders solely for the purpose of its prompt disposition and sale. The Servicer shall use its best efforts to dispose of each such Mortgaged Property as expeditiously as possible consistent with the goal of maximizing Net Liquidation Proceeds (taking into account any unreimbursed Monthly Advances made or expected to be made with respect to such Mortgage Loan). Neither the Trustee nor the Servicer, acting on behalf of the Trust, shall provide financing from the Trust to any purchaser of any such Mortgaged Property.

         In the event that the Trust acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, such Mortgaged Property shall be disposed of by the Servicer on behalf of the Trust no later than the last day of the third calendar year following the year in which the foreclosure occurred. The Servicer shall further ensure that the Mortgaged Property is administered so that it constitutes "foreclosure property" within the meaning of Code Section 860G(a)(8) at all times, that the sale of such property does not result in the receipt by any REMIC Pool of any income from non-permitted assets as described in Code Section 860F(a)(2)(B), and that no REMIC Pool derives any "net income from foreclosure property" within the meaning of Code Section 860G(c)(2) with respect to such property.

         Section 3.07 Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of the principal balance of any Mortgage Loan, if the Trustee is holding the Mortgage Files, the Servicer shall notify the Trustee by a certification in the form of Exhibit H hereto (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited to the Collection Account pursuant to
Section 3.02 have been so deposited) of a Servicing Officer. Such notification shall be made each month at the time that the Servicer delivers its Servicer Remittance Report to the Trustee pursuant to Section 4.01. Upon any such payment in full, the Servicer is authorized to procure from such trustee under the Mortgage that secured the related Mortgage Note a deed of full reconveyance covering the related Mortgaged Property encumbered by such Mortgage, which deed, except as otherwise provided in Section 2941(c) of the California Civil Code or other applicable law, shall be recorded by such trustee in the office of the County Recorder in which the Mortgage is recorded, or, as the case may be, to procure from such trustee an instrument of satisfaction or, if the related Mortgagor so requests, an assignment without recourse, in each case prepared by the Servicer at its expense and executed by the Trustee, which deed of reconveyance, instrument of satisfaction or assignment shall be delivered by the Servicer to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such deed of reconveyance, assignment or instrument of satisfaction shall be reimbursed from amounts at the time on deposit in the Collection or Certificate Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall, upon written request of the Servicer and delivery to the Trustee of a trust receipt signed by a Servicing Officer, release the related Mortgage File to the Servicer and shall execute such documents prepared by the Servicer as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall state that the Servicer is holding the Mortgage File in trust for the Trustee and shall obligate the Servicer to return the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Servicer.

         Section 3.08 Servicing Compensation; Payment of Certain Expenses by the Servicer. On each Deposit Date, the Servicer shall be entitled to receive, by withdrawal by the Servicer from the Collection Account, out of collections of interest on the Mortgage Loans for the related Collection Period, as servicing compensation for such Collection Period, the Monthly Servicing Fee. Additional servicing compensation shall be assumption fees, late payment charges, charges for checks returned for insufficient funds, or extension and other administrative charges received by the Servicer (excluding Prepayment Charges) and any earnings on investments by the Servicer of amounts held in escrow accounts established thereby on behalf of Mortgagors (any such investments to be made in compliance with applicable law). The Servicer is obligated to pay Compensating Interest out of the related Monthly Servicing Fee on each Deposit Date, to the extent of one-half of the amount of the Monthly Servicing Fee, and shall not be entitled to reimbursement therefor. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of the fees and expenses relating to the Annual Independent Public Accountant's Servicing Report described in Section 3.10, and all other fees and expenses not otherwise expressly stated hereunder for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as specifically provided herein.

         Section 3.09 Annual Statement as to Compliance.

                  (a) The Servicer will deliver to the Trustee, the Seller, the Depositor and each Rating Agency, on or before May 31 of each year, beginning with May 31, 2002, an Officer's Certificate of the Servicer substantially in the form set forth in Exhibit F hereto stating that
         (a) a review of the activities of the Servicer during the preceding calendar year (or since the Closing Date in the case of the first such statement) and of its performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such year (or since the Closing Date in the case of the first such statement), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

                  (b) The Servicer shall deliver to the Trustee, the Seller, the Depositor and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event that with the giving of notice or the lapse of time, or both, would become an Event of Default.

         Section 3.10 Annual Independent Public Accountants' Servicing Report. On or before May 31 of each year, beginning with May 31, 2002, the Servicer at its expense shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish a report to the Trustee, the Seller, the Depositor and each Rating Agency to the effect that such firm has examined certain documents and records (including the Servicer Remittance Reports delivered by the Servicer during the period covered by such reports) relating to the servicing activities of the Servicer (which would include servicing of Mortgage Loans under this Agreement) for the period covered by such report, and that such examination (which will have been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in this Agreement), has disclosed no exceptions or errors in records relating to the servicing activities of the Servicer, including servicing of Mortgage Loans subject to this Agreement, that, in the opinion of such firm, are material, except for such exceptions as shall be set forth in such report.

         Section 3.11 Access to Certain Documentation and Information Regarding the Mortgage Loans.

                  (a) The Servicer shall provide to Certificateholders that are federally insured savings associations and the FDIC and its supervisory agents and examiners access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, and to the Trustee all documentation relating to the Mortgage Loans that is in the possession of the Servicer, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. The Servicer shall accurately and fully provide information regarding payment performance of the Mortgagors to the nationally recognized credit repositories. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

                  (b) The Servicer shall supply information to the Trustee in such form as the Trustee shall reasonably request, by the start of the third Business Day preceding each Distribution Date, as is required in the Trustee's reasonable judgment to enable the Trustee to make required distributions and to furnish the certificates, statements and reports to Certificateholders required pursuant to this Agreement.

         Section 3.12 Maintenance of Fidelity Bond and Errors and Omissions Policy. The Servicer shall during the term of its service as Servicer maintain in force a (a) policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (b) fidelity bond in respect of its officers, employees and agents, in each case having coverage amounts that satisfy FNMA or FHLMC requirements for mortgage loan originators and servicers.

         Section 3.13 Notices to the Rating Agencies and the Trustee . In addition to the other notices required to be given to the Rating Agencies and the Trustee by the provisions of this Agreement, the Servicer shall give notice to each Rating Agency, the Trustee, the Depositor and the Seller of (a) any amendment to this Agreement, (b) the final distribution on the Offered Certificates, (c) the occurrence of an Event of Default and (d) the repurchase, purchase or substitution, as applicable, of any Mortgage Loan pursuant to
Section 2.03, 2.05, 3.01 or 3.06 by the Seller or Servicer, as the case may be.

         Section 3.14 Reports of Foreclosures and Abandonment of Mortgaged Properties. Each calendar year beginning in 2002 the Servicer shall make the reports of foreclosures and abandonments of any Mortgaged Property required by Code Section 6050J. In order to facilitate this reporting process, the Servicer, on or before February 28th of each year, shall provide to the Internal Revenue Service and the Trustee reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Trustee acquired an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or
(ii) knows or has reason to know that a Mortgaged Property has been abandoned. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such Section 6050J.

         Section 3.15 Sub-Servicers and Sub-Servicing Agreements.

                  (a) The Servicer may enter into Sub-Servicing Agreements for any servicing and administration of Mortgage Loans with any institution that is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement. The Servicer shall give notice to the Seller, the Trustee, the Depositor, the Rating Agencies and the PMI Insurer of the appointment of any Sub-Servicer. The Servicer shall not enter into any Sub-Servicing Agreement that does not provide for the servicing of the Mortgage Loans specified therein on a basis consistent with the terms of this Agreement or that otherwise violates the provisions of this Agreement. The Servicer may enter into, and make amendments to, any Sub-Servicing Agreement or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or forms shall be consistent with and not violate the provisions of this Agreement.

                  (b) For purposes of this Agreement the Servicer shall be deemed to have received payments on Mortgage Loans when any Sub-Servicer has received such payments. With respect to the Servicer's obligations under Section 3.01 to make deposits in the Collection Account, the Servicer shall be deemed to have made such deposits when any Sub-Servicer has made such deposits into a Sub-Servicing Account if permitted by the related Sub-Servicing Agreement.

                  (c) Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Trustee shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer, except that the Trustee shall have such claims or rights that arise as a result of any funds held by a Sub-Servicer in trust for or on behalf of the Trust. Notwithstanding the execution of any Sub-Servicing Agreement, the Servicer shall not be relieved of any liability hereunder and shall remain obligated and liable for the servicing and administration of the Mortgage Loans.

                  (d) The Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Sub-Servicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer. The Sub-Servicer shall give written notice to the Trustee, the Depositor and the Seller of the termination of any Sub-Servicer.

                  (e) Any Sub-Servicing Agreement shall (i) include the provision that such agreement may be immediately terminated by the Trustee in accordance with the terms of this Agreement, in the event that the Servicer shall, for any reason, no longer be the Servicer (including termination due to an Event of Default) and (ii) clearly and unambiguously state that either (x) such termination is effective without a fee or (y) any termination fee is the sole responsibility of the Servicer and none of the Trust, the Trustee, the Seller, the Depositor or the Certificateholders has any liability therefor, regardless of the circumstances surrounding such termination.

         Section 3.16 Prefunding Account.

                  (a) If a Prefunding Account is specified in Article I, the Trustee will establish and maintain the Prefunding Account. No later than the Closing Date, the Trustee will deposit in the Prefunding Account the Prefunding Account Deposit from the proceeds of the sale of the Offered Certificates. Subject to this Section, upon the conveyance of Subsequent Mortgage Loans to the Trust on any Subsequent Transfer Date, the Depositor shall instruct the Trustee to withdraw from the Prefunding Account (i) an amount equal to the Subsequent Purchase Price for the Subsequent Mortgage Loans to be included in each Mortgage Loan Group and make a corresponding reduction in the amount on deposit in the Prefunding Account allocated to such Mortgage Loan Group, and to pay such amount to or upon the order of the Depositor upon satisfaction of the conditions set forth in Section 2.02 of this Agreement with respect to such transfer.

                  (b) The Prefunding Account will be part of the Trust but not part of any REMIC Pool. Amounts held in the Prefunding Account shall be invested in Permitted Investments of the type specified in clause (f) of the definition of Permitted Investments. The Trustee shall not be liable for any losses on amounts invested in accordance with the provisions hereof. Any losses realized in connection with any such investment shall be for the account of the Seller and the Seller shall deposit the amount of such loss (to the extent not offset by income from other investments) in the Prefunding Account immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in the Prefunding Account shall be taxed to the Seller and for federal and state income tax purposes the Seller shall be deemed to be the owner of the Prefunding Account. All interest and any other investment earnings on amounts held in the Prefunding Account shall be paid by the Trustee to the Seller on the Distribution Date next following the end of the Funding Period.

                  (c) On the Distribution Date next following the end of the Funding Period, any amounts remaining in the Prefunding Account (net of reinvestment earnings payable to the Seller) shall be deposited at such time into the Certificate Account for distribution in the related allocated amounts as part of the Principal Distribution Amount for the related Mortgage Loan Group on such Distribution Date.

         Section 3.17 Capitalized Interest Account.

                  (a) Unless all Subsequent Mortgage Loans are purchased by the Trust on the Closing Date, or unless a Capitalized Interest Account is not specified in Article I, the Trustee shall establish and maintain the Capitalized Interest Account. On the Closing Date, the Trustee will deposit the Capitalized Interest Account Deposit in the Capitalized Interest Account or, if all Subsequent Mortgage Loans are purchased on the Closing Date, in the Certificate Account. The Trustee shall hold the Capitalized Interest Account Deposit for the benefit of the Offered Certificateholders.

                  (b) The Capitalized Interest Account will be part of the Trust but not part of any REMIC Pool. Amounts held in the Capitalized Interest Account prior to the first Deposit Date shall be invested in Permitted Investments of the type specified in clause (f) of the definition of Permitted Investments, which Permitted Investments shall mature no later than the Deposit Date immediately following the end of the Funding Period. The Trustee shall not be liable for any losses on amounts invested in accordance with the provisions hereof. All interest and other investment earnings on amounts held in the Capitalized Interest Account (and any other amounts remaining on deposit therein in excess of the amounts to be so withdrawn and deposited into the Certificate Account) shall be paid or released by the Trustee to the Seller on the Distribution Date immediately following the end of the Funding Period and taxed to the Seller. For federal and state income tax purposes the Seller shall be deemed to be the owner of the Capitalized Interest Account. Any losses realized in connection with any such investment shall be for the account of the Seller and the Seller shall deposit the amount of such loss (to the extent not offset by income from other investments) in the Capitalized Interest Account immediately upon the realization of such loss. All amounts earned on deposit in the Capitalized Interest Account shall be taxed to the Seller.

                  (c) On each Prefunding Distribution Date, the Trustee shall transfer from the Capitalized Interest Account to the Certificate Account the Capitalized Interest Requirement, if any, for such Distribution Date; provided, however, that on the final Subsequent Transfer Date the Trustee shall (i) transfer the Capitalized Interest Requirement, if any, for the following Distribution Date from the Capitalized Interest Account to the Certificate Account, (ii) remit the balance of the funds on deposit in the Capitalized Interest Account to the Seller and (iii) close the Capitalized Interest Account.

         Section 3.18 [Reserved]

         Section 3.19 [Reserved]

         Section 3.20 [Reserved]

         Section 3.21 Net Rate Cap Fund. The Trustee will establish the Net Rate Cap Fund on the Closing Date. On the Closing Date, the Class C Certificateholders will deposit, or cause to be deposited, into the Net Rate Cap Fund $10,000. On each Distribution Date as to which there is a Net Rate Cap Carryover, the Trustee has been directed by the Class C Certificateholders to, and therefor will, deposit into the Net Rate Cap Fund the amounts described in Section 5.01(e)(5), rather than distributing such amounts to the Class C Certificateholders. On each such Distribution Date, the Trustee shall hold all such amounts for the benefit of the Offered Certificateholders, other than the Class A-IO Certificateholders, and will distribute such amounts to the applicable Certificateholders pursuant to Section 5.01(e)(5). If no Net Rate Cap Carryover is payable on a Distribution Date, the Trustee shall deposit into the Net Rate Cap Fund on behalf of the Class C Certificateholders an amount such that when added to other amounts already on deposit in the fund, the aggregate amount on deposit therein is equal to $10,000. For federal and state income tax purposes, the Class C Certificateholders will be deemed to be the owners of the Net Rate Cap Fund and all amounts deposited into the Net Rate Cap Fund (other than the initial $10,000 deposit) shall be treated as amounts distributed by REMIC III with respect to the Class C Distribution Amount and Class C Carryforward Amount. Related amounts held in the Net Rate Cap Fund and not distributable to any Offered Certificateholders on any Distribution Date will be invested by the Trustee in investments designated in writing by the Class C Certificateholders having maturities on or prior to the next succeeding Distribution Date on which such related amounts will be distributable to the applicable Class of Certificateholders; provided, that, if no such designation is made by the Class C Certificateholders, all such amounts shall remain uninvested. Upon the termination of the Trust, or the payment in full of the Offered Certificateholders, other than the Class A-IO Certicateholders, all amounts remaining on deposit in the Net Rate Cap Fund will be released from the lien of the Trust and distributed to the Class C Certificateholders or their designees. The Net Rate Cap Fund will be part of the Trust but not part of any REMIC Pool and any payments to Offered Certificateholders of related Net Rate Cap Carryover will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1).

         Section 3.22 Covenants and Representations Regarding Prepayment Charges. (a) The Servicer will not waive any Prepayment Charge or part of a Prepayment Charge unless in connection with a Mortgage Loan that is in default or for which a default is reasonably foreseeable.

                  (b) The information set forth in the Prepayment Charge Schedule (including the prepayment charge summary attached thereto) is complete, true and correct in all material respects at the date or dates respecting which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally) under applicable state law.

                  (c) Upon discovery by the Seller, the Depositor, the Servicer or a Responsible Officer of the Trustee of a breach of the foregoing, which materially and adversely affects the right of the Holders of the Class P Certificates to any Prepayment Charge, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of the earlier of discovery by the Servicer or the Seller, as the case may be, or receipt of notice by the Servicer or the Seller, as the case may be, of a breach of clause (a) or (b) above, then in the case of clause (a) above the Servicer shall cure such breach in all material respects and in the case of clause (b) above the Seller shall cure such breach in all material respects. If the covenant in clause (a) above is breached, the Servicer must pay into the Collection Account the amount of the waived Prepayment Charge. If the representation in clause (b) above is breached, in addition to any rights the Trustee may have hereunder, the Seller must pay into the Collection Account the amount of the scheduled Prepayment Charge, less any amount previously collected and paid by the Servicer into the Collection Account.

         Section 3.23 Claims Upon the PMI Policy. The Servicer shall, on behalf of the Trust, prepare and file in a timely basis with the PMI Insurer, with a copy to the Trustee, all claims that may be made under any PMI Policy with respect to PMI Mortgage Loans. Consistent with its rights and obligations hereunder, the Servicer shall take all actions required under each PMI Policy as a condition to the payment of any such claim. Any amount received from the PMI Insurer with respect to any PMI Mortgage Loan shall be deposited by the Servicer, not later than the Business Day following receipt thereof, into the Certificate Account for distribution on the related Distribution Date as part of Liquidation Proceeds for the related Mortgage Loan Group.

                                   ARTICLE IV

                                REMITTANCE REPORT

         Section 4.01 Servicer Remittance Report. With respect to each Distribution Date, not later than the fifth Business Day prior to the related Deposit Date the Servicer shall deliver to the Trustee, the Depositor and the Seller a computer-readable magnetic tape or disk containing the Servicer Remittance Report detailing the payments and collections received in respect of the Mortgage Loans in each Mortgage Loan Group during the immediately preceding Collection Period. The computer-readable magnetic tape or disk shall include loan-by-loan information that specifies account number, borrower name, outstanding principal balance and activity since the last Distribution Date. Such tape shall be in the form and have the specifications as may be agreed to among the Servicer, the Trustee, the Depositor and the Seller from time to time and shall include information concerning original loan-to-value ratios, the lien positions of and number of days contractually delinquent of the Mortgage Loans and information necessary to calculate Delinquency Events, Cumulative Loss Events and Required Overcollateralization Amounts.

         In addition to the foregoing, the Servicer shall provide the Trustee, the Depositor and the Seller at the time the tape is delivered to the Trustee a Liquidation Report and accompanying Officer's Certificate with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Collection Period substantially in the form of Exhibits I and J hereto.

         Section 4.02 Trustee Distribution Date Statement. The Trustee shall, not later than the Business Day prior to each Deposit Date, furnish by telecopy to the Servicer, the Depositor and the Seller a statement derived from information on the Servicer Remittance Report that sets forth the following information for the Offered Certificates relating to the next succeeding Distribution Date:

                  (a) the total amount of payments in respect of or allocable to interest on the Mortgage Loans received from the related Mortgagors by the Servicer during such

         Collection Period (including any net income from REO Properties received during the related Collection Period);

                  (b) the aggregate amount of all Principal Prepayments received from the related Mortgagors by the Servicer during such Collection Period;

                  (c) the aggregate amount of all Principal Payments received from the related Mortgagors by the Servicer during such Collection Period;

                  (d) the total amount of Payments Ahead received during the related Collection Period;

                  (e) the aggregate of any Trust Insurance Proceeds received by the Servicer during such Collection Period;

                  (f) the aggregate of any Net Liquidation Proceeds received by the Servicer during such Collection Period;

                  (g) the total amount of Compensating Interest payments to be paid by the Servicer pursuant to Section 3.08;

                  (h) the aggregate Purchase Prices for (i) any Defective Mortgage Loans that the Seller is required to repurchase on the related Deposit Date pursuant to Section 2.03 or 2.05 and (ii) any Mortgage Loan that the Servicer is required to purchase on the related Deposit Date pursuant to Section 3.01 or 3.06;

                  (i) any amounts required to be deposited by the Seller on the related Deposit Date in connection with the substitution of a Qualified Replacement Mortgage Loan pursuant to Section 2.03 or 2.05;

                  (j) the amount of Monthly Advances to be made by the Servicer pursuant to Section 5.02(a);

                  (k) the related Monthly Servicing Fee attributable to the Mortgage Loans in the related Mortgage Loan Group;

                  (l) the amount of Monthly Advances reimbursable to the Servicer in such Collection Period pursuant to Section 5.02(a) and not previously reimbursed;

                  (m) the amount of any Servicing Advance made by the Servicer pursuant to Section 5.02(b) and not previously reimbursed;

                  (n) the amount of any Interest Shortfall for the related Distribution Date;

                  (o) the number and Principal Balance of Mortgage Loans in each Mortgage Loan Group that, as of the end of the preceding calendar month were (i) 30 or more days contractually delinquent, (ii) 60 or more days contractually delinquent, (iii) 90 or more days contractually delinquent, (iv) in foreclosure, (v) as to which the Mortgagor is in bankruptcy to the knowledge of the Servicer, or (vi) as to which the related Mortgaged Property was an REO Property;

                  (p) the dollar amount of (i) claims paid by the PMI Insurer under the PMI Policy as of the related Distribution Date as reported by the Servicer and (ii) the claims denied by the PMI Insurer under the PMI Policy as of the related Distribution Date as reported by the Servicer;

                  (q) Prepayment Charges collected for the related Distribution Date; and

                  (r) the Pass-Through Rates for each Class of Offered Certificates.

                                   ARTICLE V

                  PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

         Section 5.01 Distributions. (a) On each Distribution Date, the Trustee shall distribute to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution to Certificateholders if the termination of the Trust is in connection with a purchase of the assets of the Trust by the Servicer pursuant to Section 10.01) by check or money order mailed to such Certificateholder at the address appearing in the Certificate Register, or upon written request by a Holder of a Certificate, by wire transfer (in the event such Certificateholder owns of record one or more Certificates that have principal or notional denominations aggregating at least $5,000,000 and has given the Trustee, at least five Business Days prior to the related Record Date, written instruction for making such wire transfer to a bank account maintained in the United States), or by such other means of payment as such Certificateholder and the Trustee shall agree, such Certificateholder's Percentage Interest of the amounts (to the extent applicable to the Class of such Holder's Certificate) and in the following orders of priority with respect to each Mortgage Loan Group. Notwithstanding such priorities, the aggregate of amounts distributed on all Distribution Dates in reduction of the Certificate Principal Balance of any Class shall not exceed the Certificate Principal Balance of such Class as of the Closing Date.

                  (b) On each Distribution Date, the Trustee shall withdraw the portion of Available Funds for each Mortgage Loan Group from the Certificate Account in such amount so as to pay concurrently, to the Trustee, the Trustee Fee; to the Servicer, the Monthly Servicing Fee and the applicable PMI Insurer Premium (in such amount, as shall have been calculated by the Servicer and notified in writing to the Trustee), if any, paid by the Servicer (in each case to the extent not otherwise reimbursed from the Collection Account); and to the PMI Insurer, the PMI Insurer Premium, if any (to the extent not paid by the Servicer), in each case for such Mortgage Loan Group and Distribution Date.

                  (c) On each Distribution Date, after subtracting amounts payable toward the Trustee Fee, the Monthly Servicing Fee and the Primary Mortgage Insurance Premium, if any, the Trustee shall withdraw from the Certificate Account that portion of Available Funds for such Distribution Date consisting of the Interest Remittance Amount for such Distribution Date, and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the related Interest Remittance Amount remaining for such Distribution Date:

                  1. To each class of Senior Certificates, the related Class Interest Distribution for the applicable Distribution Date, allocated as follows:

                           A. The portion of the related Class Interest
                  Distribution attributable to the Group I Mortgage Loans will be distributed:

                                    first, concurrently, to the Class A-IO
                                    Certificates, the Group I Class A-IO Class
                                    Interest Distribution and to the Class A-1
                                    Certificates, the Class Interest
                                    Distribution for the Class A-1 Certificates, allocated pro rata based on entitlement pursuant to this clause first; and

                                    second, concurrently, to the Class A-IO
                                    Certificates, the Group II Class A-IO Class
                                    Interest Distribution and to the Class A-2
                                    Certificates, the Class Interest
                                    Distribution for the Class A-2 Certificates, in each case to the extent not paid pursuant to clause B. below, allocated pro rata based on entitlement pursuant to this clause second;

                           B. The portion of the related Class Interest
                  Distribution attributable to the Group II Mortgage Loans will be distributed:

                                    first, concurrently, to the Class A-IO
                                    Certificates, the Group II Class A-IO Class
                                    Interest Distribution and to the Class A-2
                                    Certificates, the Class Interest
                                    Distribution for the Class A-2 Certificates, allocated pro rata based on entitlement pursuant to this clause first; and

                                    second, concurrently, to the Class A-IO
                                    Certificates, the Group I Class A-IO Class
                                    Interest Distribution and to the Class A-1
                                    Certificates, the Class Interest
                                    Distribution for the Class A-1 Certificates, in each case to the extent not paid pursuant to clause A. above, allocated pro rata based on entitlement pursuant to this clause second;

                  2. Sequentially, to the Class M-1, Class M-2 and Class B Certificates, in that order, the related Class Monthly Interest Amount for the applicable Distribution Date.

                  (d) On each Distribution Date, the Trustee shall withdraw from the Certificate Account that portion of Available Funds for such Distribution Date consisting of amounts in respect of principal received, and distribute to the Holders of the Offered Certificates, other than the Class A-IO Certificates, such amount, to the extent of the Principal Distribution Amount, in the following amounts and order of priority:

                  1. To the Class A Certificates, the Senior Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount, distributed as follows:

                           A. To the Class A-1 Certificates, payable solely from
                  the Basic Principal Amount from the Group I Mortgage Loans, an amount equal to the product of (a) the Senior Principal Distribution Amount, excluding any Subordination Increase Amount included in that amount, and (b) the Class A Principal Allocation Percentage applicable to the Class A-1 Certificates, until the Certificate Principal Balance thereof is reduced to zero;

                           B. To the Class A-2 Certificates, payable solely from
                  the Basic Principal Amount from the Group II Mortgage Loans, an amount equal to the product of (a) the Senior Principal Distribution Amount, excluding any Subordination Increase Amount included in that amount, and (b) the Class A Principal Allocation Percentage applicable to the Class A-2 Certificates, until the Certificate Principal Balance thereof is reduced to zero;

                  2. To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount, until its Certificate Principal Balance is reduced to zero.

                  3. To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount, until its Certificate Principal Balance is reduced to zero.

                  4. To the Class B Certificates, the Class B Principal Distribution Amount for the applicable Distribution Date, excluding any Subordination Increase Amount included in that amount, until its Certificate Principal Balance is reduced to zero.

         If the Certificate Principal Balance of either Class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Holders of the Class A Certificates on such Distribution Date, and the amount of principal distributions distributable to the Holders of the Class A Certificates on all subsequent Distribution Dates, will be distributed to the Holders of the Class of Class A Certificates remaining outstanding, until the Certificate Principal Balance of such Class of Class A Certificates remaining outstanding has been reduced to zero.

                  (e) On each Distribution Date, the Trustee shall withdraw from the Certificate Account that portion of Available Funds consisting of any Excess Interest and shall pay such amount in the following order of priority, in each case to the extent of the Excess Interest remaining undistributed:

                  1. To the Offered Certificates other than the Class A-IO Certificates, the Subordination Increase Amount for the applicable Distribution Date, allocated in the order set forth in Section 5.01(d) above.

                  2. To the Class M-1 Certificates, any related (a) Class Interest Carryover Shortfall and then (b) Class Principal Carryover Shortfall.

                  3. To the Class M-2 Certificates, any related (a) Class Interest Carryover Shortfall and then (b) Class Principal Carryover Shortfall.

                  4. To the Class B Certificates, any related (a) Class Interest Carryover Shortfall and then (b) Class Principal Carryover Shortfall.

                  5. To fund a distribution to Class C Certificateholders of the Class C Distribution Amount plus any Class C Carryforward Amount; provided that, pursuant to Section 3.21 hereof, on any Distribution Date as to which there is any unpaid Net Rate Cap Carryover, the Trustee will deposit from amounts that would otherwise be distributable to the Class C Certificateholders funds into the Net Rate Cap Fund for immediate application pursuant to this clause of the distribution of the related Net Rate Cap Carryover to the applicable Class of Offered Certificates, other than the Class A-IO Certificates, in proportion to their respective Net Rate Cap Carryover, and such deposit will constitute payment in full of and satisfaction of all obligations hereunder to distribute amounts equal to the related Net Rate Cap Carryover to the Class C Certificateholders, including for purposes of
         Section 9.16, and the Trustee, the Servicer and the Class C Certificateholders agree hereby appropriately to report any deposit of Net Rate Cap Carryover as if corresponding distributions had been made to the Class C Certificateholders for federal income tax and accounting purposes with respect to the Class C Distribution Amount and Class C Carryforward Amount. (All distributions or deemed distributions with respect to the Class C Distribution Amount and Class C Carryforward Amount shall be applied first to the interest components of such amounts and second to reduce the Class C Certificate Principal Balance).

                  6. To the Class R Certificates, the remainder.

                  (f) By accepting a Class C Certificate, each Class C Certificateholder hereby agrees to direct the Trustee, and the Trustee hereby is directed, to deposit into the Net Rate Cap Fund the amounts described in Section 3.21 on each Distribution Date as to which there is any Net Rate Cap Carryover rather than distributing such amounts to the Class C Certificateholders. By accepting a Class C Certificate, each Class C Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

                  (g) On each Distribution Date, the Trustee shall make distributions to the Holders of the Class P Certificates of all Prepayment Charges on deposit in the Certificate Account with respect to the Mortgage Loans in each Mortgage Loan Group during the related Collection Period. Such Prepayment Charges will not be available for distributions to the Holders of the other Classes of Certificates and shall not reduce the Class P Certificate Principal Balance. If at any time the Pool Balance is $15,000 or less, the Trustee shall withdraw a portion of the Class P Deposit from the Certificate Account and apply such amount to the Class P Certificate Principal Balance such that the remaining Class P Deposit is always less than 0.66% of the sum of the Pool Balance and the remaining Class P Deposit. After all of the Certificates (other than the Class P Certificates) have been paid in full, the Trustee shall withdraw the remaining Class P Deposit from the Certificate Account and apply such amount to reduce the Class P Certificate Principal Balance to zero.

         Notwithstanding any of the foregoing, the aggregate of amounts distributed on all Distribution Dates in reduction of the Certificate Principal Balance of any Class of Certificates shall not exceed the Certificate Principal Balance of such Class as of the Closing Date.

         Section 5.02 Monthly Advances; Servicing Advances.

                  (a) On or before each Deposit Date, the Servicer will deposit in the Collection Account in respect of each Mortgage Loan Group, in same day funds, an amount, if any (a "Monthly Advance"), equal to the sum of (i) with respect to all Mortgage Loans as to which the Monthly Mortgage Payment due during the related Collection Period has not been received as of the close of business on the related Determination Date, the aggregate of the interest portions of each Monthly Mortgage Payment in respect of the related Mortgage Loan Group due during the related Collection Period (net of the aggregate of the Monthly Servicing Fees for each Mortgage Loan Group attributable to such Mortgage Loans), inclusive of those amounts representing the interest portions of Monthly Mortgage Payments due during the first Collection Period, plus
         (ii) with respect to each Mortgaged Property that was acquired in foreclosure or similar action (each, an "REO Property") during or prior to the related Collection Period and as to which a final sale did not occur during the related Collection Period, an amount equal to the excess, if any, of interest on the Principal Balance of such REO Property at the related Mortgage Loan Rate (net of the Monthly Servicing Fee attributable to such REO Property) over the net income from such REO Property transferred to the Collection Account or the Certificate Account, as the case may be, for such Distribution Date; provided, however, that in no case will the Servicer be required to make advances with respect to any period or portion of any Collection Period following (i) the final due date with respect to any Mortgage Loan and (ii) to the extent that the Servicer reasonably believes that the amount of such advance will not be recoverable from subsequent collections on the related Mortgage Loan or from Liquidation Proceeds from the related Mortgage Loan in the event such Mortgage Loan is liquidated.

                  The Servicer shall be permitted to fund all or a portion of any Monthly Advance required to be made on a Deposit Date on any Business Day and to reimburse itself for any Monthly Advance paid from the Servicer's own funds out of amounts on deposit in the Collection Account in respect of collections on any Mortgage Loan in the related Mortgage Loan Group that are not required to be deposited on such Deposit Date in the Certificate Account as any portion of Available Funds for such Mortgage Loan Group and the related Distribution Date; provided, however, that the Servicer shall be required to replace any such amounts by deposit to the Collection Account on or before the next Deposit Date and the amount of such deposit shall thereafter be considered a Monthly Advance for purposes of reimbursement under this Agreement. The Servicer may recover Monthly Advances made from its own funds (i) from the Mortgagor on whose behalf such Monthly Advance was made and from collections on the related Mortgage

         Loan, including Liquidation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan and (ii) in the case of a Monthly Advance that the Servicer reasonably believes will not be recoverable from the related Mortgage Loan, from collections or recoveries on any Mortgage Loan in the related Mortgage Loan Group, in each case prior to the payment of such amounts to the Collection Account or to any other party to this Agreement.

                  (b) The Servicer shall from time to time during the term of this Agreement make such Servicing Advances as the Servicer shall deem appropriate or advisable under the circumstances and are required pursuant to the terms of this Agreement; provided, however, that in no case will the Servicer be required to make Servicing Advances with respect to any Mortgage Loan to the extent that the Servicer reasonably believes that the amount of such advance will not be recoverable from subsequent collections on the related Mortgage Loan or from Liquidation Proceeds from the related Mortgage Loan in the event such Mortgage Loan is liquidated. Servicing Advances may be paid by the Servicer out of amounts on deposit in the Collection Account in respect of the related Mortgage Loan Group from time to time; provided, however, that the Servicer shall be required to replace any such amounts by deposit to the Collection Account in respect of the related Mortgage Loan Group on or before the first Deposit Date occurring after the payment of a Servicing Advance with such amounts, and the amount of such deposit shall thereafter be considered a Servicing Advance for purposes of reimbursement under this Agreement. The Servicer may recover Servicing Advances made from its own funds (i) from the Mortgagor on whose behalf such Servicing Advance was made and from collections on the related Mortgage Loan, including Liquidation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan and (ii) in the case of a Servicing Advance that subsequent to the date the advance was made the Servicer reasonably believes that such advance will not be recoverable from the related Mortgage Loan, from collections or recoveries on any Mortgage Loan in the related Mortgage Loan Group, in each case prior to the payment of such amounts to the Collection Account or to any other party to this Agreement.

         Section 5.03 Statements to Certificateholders. Concurrently with each distribution charged to the Certificate Account on a Distribution Date the Trustee shall make available on its web site, located at http://www-apps.gis.deutsche-bank.com/invr, a written statement (a "Statement to Certificateholders") setting forth the following information with respect to the Offered Certificates:

                  (a) the amount of the distribution with respect to each Class of Certificates (based on a Certificate in the original principal amount of $1,000);

                  (b) the amount of such distribution allocable to principal on the related Mortgage Loans in each Mortgage Loan Group, separately identifying the aggregate amount of any Prepayments or other recoveries of principal included therein;

                  (c) the amount of such distribution allocable to interest on the related Mortgage Loans in each Mortgage Loan Group separately identifying the aggregate amount of any prepayment or other recoveries of principal included therein;

                  (d) the Class Monthly Interest Amount and Class Interest Carryover Shortfall for each Class of Certificates;

                  (e) the outstanding Certificate Principal Balance of each Class of Offered Certificates (based on a Certificate in the original principal amount of $1,000) that will be outstanding after giving effect to any payment of principal on such Distribution Date;

                  (f) the aggregate of the Principal Balances of all Mortgage Loans after giving effect to any payments of principal on such Distribution Date by Mortgage Loan Group and for the entire Trust, and each Group Factor;

                  (g) based upon information furnished by the Servicer, such information as may be required by Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Certificateholders in computing their market discount;

                  (h) the total of all amounts paid by the Seller and the Servicer during the related Collection Period in connection with purchases or repurchases from the Trust of Mortgage Loans and substitutions for Mortgage Loans of Qualified Replacement Mortgage Loans with respect to each Mortgage Loan Group and by reason for such purchase;

                  (i) the weighted average Mortgage Loan Rate of the Mortgage Loans in each Mortgage Loan Group;

                  (j) whether a Delinquency Event or a Cumulative Loss Event has occurred and, if so, what event;

                  (k) the amount of any Excess Interest included in such distribution;

                  (l) the Overcollateralization Amount, Required
         Overcollateralization Amount and Applied Realized Loss Amount, both in the aggregate and with respect to each applicable Class, for such Distribution Date;

                  (m) the Basic Principal Amount with respect to each Mortgage Loan Group;

                  (n) the amount of any Net Rate Cap Carryover paid and remaining unpaid as of such Distribution Date;

                  (o) the Capitalized Interest Requirement and amounts remaining in the Prefunding Account each as of such Distribution Date;

                  (p) the amount of any draw to be made on any PMI Policy on the related Distribution Date, and the amounts to be paid to the PMI Insurer, if any, as of such

         Distribution Date in respect of the PMI Insurer Premiums with respect to each PMI Mortgage Loan in the related Mortgage Loan Group;

                  (q) with respect to each Mortgage Loan Group, the number of Mortgage Loans in each Mortgage Loan Group and the aggregate of their Principal Balances as a percentage of the Group I Balance or Group II Balance, as appropriate, that as of the end of the immediately preceding calendar month are (i) 30 to 59 days delinquent, (ii) 60 to 89 days delinquent, (iii) 90 or more days delinquent, (iv) the subject of bankruptcy proceedings (to the actual knowledge of the Servicer),
         (v) in foreclosure and (vi) as to which the related Mortgaged Property is REO Property; and

                  (r) the Certificate Principal Balance of each Class of Certificates then outstanding after giving effect to all payments or principal on such Distribution Date. In the case of information furnished pursuant to subclauses (a), (b), (c) and (d) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 principal denomination.

         Within 90 days after the end of each calendar year, the Trustee shall mail such report to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Mortgage Finance (which report shall include, in addition to the information contained in reports to others hereunder, the total amount of interest on the Mortgage Loans for the period covered by such report), and to each Person who at any time during the calendar year was an Offered Certificateholder, a statement for each Certificateholder containing the information set forth in subclauses (a) through (c) above, aggregated for such calendar year or, in the case of each Person who was an Offered Certificateholder for a portion of such calendar year, setting forth such information for each month thereof for the portion of the year during which such Person was a Certificateholder. The Servicer shall provide any other information necessary in order to report income in respect of the Certificateholders for federal income tax purposes.

         Section 5.04 Allocation of Losses. On each Distribution Date, the Trustee shall determine the total of the Applied Realized Loss Amounts for such Distribution Date. The Applied Realized Loss Amount for any Distribution Date shall be applied by reducing the Certificate Principal Balance of each Class of Subordinate Certificates beginning with the Class of Subordinate Certificates then outstanding with the lowest relative payment priority, in each case until the respective Certificate Principal Balance thereof is reduced to zero. Any Applied Realized Loss Amount allocated to a Class of Subordinate Certificates shall be allocated among the Subordinate Certificates of such Class in proportion to their respective Percentage Interests.

                                   ARTICLE VI

                                THE CERTIFICATES

         Section 6.01 The Certificates.

                  (a) The Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, B-1, B-2 and B-3 hereto, and shall, on original issue, be executed and delivered by the Trustee on behalf of the Trust, not individually but solely as Trustee to or upon the order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust.

                  (b) The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in minimum dollar denominations of $25,000 and integral multiples of $1,000 in excess thereof. The Class P Certificates, the Class R-I Certificate, the Class R-II Certificate and the Class R-III Certificate shall be issuable solely as single certificates evidencing the entire Percentage Interests of the Class P Certificates, the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates, respectively, and the Class C Certificates shall be initially issued as a single certificate evidencing the entire Percentage Interest thereof.

                  (c) The Certificates shall be executed by manual or facsimile signature by the Trustee on behalf of the Trust (not in its individual capacity but solely as Trustee) by an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersigning and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such signature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         Section 6.02 Registration of Transfer and Exchange of Certificates.

                  (a) The Trustee shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         Upon surrender for registration or transfer of any Certificate at any office or agency of the Trustee maintained for such purpose (as designated by the Trustee from time to time) and upon satisfaction of the conditions set forth in Section 6.02(b) and (c), the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of a like aggregate Percentage Interest. As of the Closing Date, the Trustee designates its office located on 648 Grassmere Park Road, Nashville, TN 37211, Attn: Transfer Department for such purpose.

         At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same Class and of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive.

         Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to a Certificateholder for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         All Certificates surrendered for transfer or exchange shall be canceled by the Trustee in accordance with its standard procedures.

                  (b) No transfer of a Class R Certificate shall be made unless, as evidenced by an Opinion of Counsel and Transfer Affidavit delivered to the Trustee, each in form and substance satisfactory to the Trustee, such transfer is not subject to registration under the Securities Act or any applicable state securities laws. Any such Opinion of Counsel and Transfer Affidavit shall not be obtained at the expense of the Trustee, the Trust, the Seller, the Depositor or the Servicer. The Holder of a Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with the Securities Act and such state laws. Neither the Seller, the Servicer, the Depositor nor the Trustee or the Trust is under an obligation to register the Class R Certificates under the Securities Act or any state securities law.

         The Class R Certificates, this Agreement and related documents may be amended or supplemented from time to time to modify restrictions on and procedures for resale and other transfer of such Class R Certificate to reflect any change in applicable law or regulation (or the interpretation thereof) or practices relating to the resale or transfers of restricted securities generally.

         No legal or beneficial interest in all or any of the Class R Certificates may be transferred directly or indirectly to: (i) a Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), (iii) an individual, corporation, partnership or other Person unless such transferee (A) is not a Foreign Person or (B) is a Foreign Person that will hold such Class R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with, and agrees to periodically furnish in accordance with Treasury regulations, an effective Internal Revenue Service Form W-8ECI (or any applicable successor form) or (C) is a Foreign Person that has delivered (at the expense of the transferee) to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class R Certificate will not be disregarded for federal income tax purposes (any such Person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder") or (iv) to an ERISA Plan or an entity, including an insurance company separate account or general account, whose underlying assets include ERISA Plan assets by reason of an

ERISA Plan's investment in the entity or a Person investing the assets of an ERISA Plan or such an entity, whether as nominee, trustee, agent or otherwise (such plan, entity or Person, an "ERISA Prohibited Holder"), and any such purported transfer shall be void and have no effect.

         The Trustee shall not execute, and shall not authenticate and deliver, a new Class R Certificate and shall not accept a surrender for the registration of transfer or register the transfer of, any Class R Certificate, unless the transferor thereof shall have provided to the Trustee a Transfer Affidavit substantially in the form attached as Exhibit G hereto, signed by the transferee, to the effect that the transferee is not a Disqualified Organization and is not a nominee for a beneficial owner of the Class R Certificate from which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee, a Non-permitted Foreign Holder or an ERISA Prohibited Holder. Such Transfer Affidavit shall contain (i) the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class R Certificates to Disqualified Organizations, Book-Entry Nominees, Non-permitted Foreign Holders or ERISA Prohibited Holders and (ii) a representation from the transferee that such transferee does not have the intent or purpose to impede the assessment or collection of any federal, state or local income taxes legally required to be paid with respect to the Class R Certificates. Such Transfer Affidavit, if not executed in connection with the initial issuance of the Class R Certificates, also shall be accompanied by a Transferor Affidavit, substantially in the form attached hereto as Exhibit K, signed by the transferor to the effect that as of the time of the transfer, the transferor has no actual knowledge that such affidavit is false and that the transferor does not have the intent or purpose to impede the assessment or collection of any federal, state or local income taxes legally required to be paid with respect to the Class R Certificate.

         Each Class R Certificate shall bear a legend referring to the foregoing restrictions. Any Person acquiring the Class R Certificate, or beneficial ownership thereof, agrees to give the Servicer written notice that it is a "pass-through interest holder" within the meaning of Treasury Regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring the Class R Certificate, or beneficial ownership thereof, if it is, or is acquiring the Class R Certificate on behalf of, a "pass-through interest holder."

         Upon notice to the Servicer that any legal or beneficial interest in any Class R Certificate has been transferred, directly or indirectly, to a Disqualified Organization in contravention of the foregoing restrictions or to a pass-through entity as defined in the REMIC Provisions an interest of which is held by a Disqualified Organization, the Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class R Certificate or such agent or such pass-through entity such information as may be required to be delivered thereto by the Code as necessary to the application of Code Section 860E(e) and described in Treasury regulations ss.1.860D-1(b)(5)(ii), or any successor provision, including, but not limited to, the present value of the total anticipated excess inclusions with respect to the Class R Certificate (or portion thereof) for periods after such transfer. Such information shall be provided in the manner described in Treasury regulations ss.1.860E-2(a)(5), or any successor provision. At the election of the Servicer, the cost to the Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; provided, however, that the Servicer shall in no event be excused from furnishing such information.

         The Class R Certificates, this Agreement and related documents may be amended or supplemented from time to time to modify restrictions on and procedures for resale and other transfer of the Class R Certificates to reflect any change in applicable law or regulation (or the interpretation thereof) or practices relating to the resale or transfer of restricted securities generally.

                  (c) No transfer of a Class C Certificate, Class P Certificate or beneficial interest therein shall be made unless the Trustee shall have received (i) a letter from the transferor, substantially in the form attached hereto as Exhibit M, and (ii) a representation letter from the transferee, substantially in the form attached hereto as either Exhibit N-1 or Exhibit N-2, as applicable:

         Notwithstanding anything else to the contrary herein, any purported transfer of a Class C Certificate, or a Class P Certificate or a beneficial interest therein to or on behalf of an employee benefit plan subject to ERISA or to the Code or a person acting on behalf of an ERISA Plan or using the assets of an ERISA Plan to effect such transfer shall be void and of no effect.

         To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any Class C Certificate or any Class P Certificate that is in fact not permitted by Section 6.02(c) or for making any payments due on such Certificate to the holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

         The Class C Certificates, the Class P Certificates, this Agreement and related documents may be amended or supplemented from time to time to modify restrictions on and procedures for resale and other transfer of such Class C Certificates or a Class P Certificate to reflect any change in applicable law or regulation (or the interpretation thereof) or practices relating to the resale or transfers of restricted securities generally.

                  (d) The Book-Entry Certificates shall, subject to Section 6.02(e), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository as the authorized representative of the Certificate Owners of the Book-Entry Certificates for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders of

         Book-Entry Certificates under this Agreement; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository; (vii) Certificate Owners shall not be entitled to certificates for the Book-Entry Certificates and (viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by holders of Book-Entry Certificates and give notice to the Depository of such record date.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  (e) If (x)(i) the Depositor or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and
         (ii) the Trustee or the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing not less than 51% of the aggregate Certificate Principal Balance of the Book-Entry Certificates together advise the Trustee and the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates ("Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates and the expense of any such issuance shall be reimbursed by the Trust pursuant to Section 9.05. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed applicable with respect to such Definitive Certificates and the Certificates as Certificateholders hereunder.

                  (f) On or prior to the Closing Date, there shall be delivered to the Trustee (as agent for the Depository) one certificate for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of each such Certificate shall be equal to the Principal Balance thereof. Each Certificate issued in book-entry form shall bear the following legend:

         "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE

OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

         Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Servicer, the Depositor and the Seller such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Seller, the Trustee, the Depositor and any of their respective agents may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and neither the Servicer, the Seller, the Trustee, the Depositor nor any of their respective agents shall be affected by notice to the contrary.

         Section 6.05 Actions of Certificateholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Seller, the Depositor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Seller, the Depositor and the Servicer if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner that the Trustee deems sufficient.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Seller, the Depositor or the

         Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

                                  ARTICLE VII

                   THE SERVICER, THE SELLER AND THE DEPOSITOR

         Section 7.01 Liability of the Seller, the Depositor and the Servicer. The Seller, the Depositor and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Seller, the Depositor and the Servicer herein.

         Section 7.02 Merger or Consolidation of, or Assumption of the Obligations of the Seller, the Depositor or Servicer. Any corporation or other entity (i) into which the Seller, the Depositor or the Servicer may be merged or consolidated, (ii) that may result from any merger, conversion or consolidation to which the Seller, the Depositor or the Servicer shall be a party, or (iii) that may succeed to all or substantially all of the business of the Seller, the Depositor or the Servicer, which corporation or other entity shall, in any case where an assumption shall not be effected by operation of law, execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Seller, the Depositor or the Servicer, as the case may be, under this Agreement without the execution or filing of any document or any further act by any of the parties to this Agreement; except that if the Servicer is not the surviving entity, then the surviving entity shall execute and deliver to the Trustee an agreement of assumption to perform every obligation of the Servicer hereunder.

         Section 7.03 Limitation on Liability of the Servicer and Others. Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Trustee, the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Servicer pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the duties of the Servicer or by reason of reckless disregard of the obligations and duties of the Servicer hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, the Servicer may undertake any such action which it may deem necessary to protect itself, the rights of the other parties to the Agreement or the interests of the Certificateholders. In such event, the Servicer shall be entitled to receive prompt reimbursement of reasonable legal expenses and costs for such action, and any liability resulting therefrom, from the Trust.

         Section 7.04 Servicer Not to Resign. Subject to the provisions of
Section 7.02 regarding the merger or consolidation of the Servicer into or with another entity, the Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties or obligations hereunder is no longer permissible under applicable law or regulation or are in material conflict by reason of applicable law or regulation with any other activities carried on by it at the date of this Agreement. Any such determination permitting the resignation of the Servicer pursuant to this Section shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No resignation pursuant to this Section 7.04
(a) shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with
Section 8.02 or (b) shall relieve the Servicer of responsibility for any obligations pursuant to this Agreement that specifically survive the resignation or termination of the Servicer. Each of the Rating Agencies shall be given written notice of a resignation of the Servicer pursuant to this Section.

         If, at the time the Servicer is removed or resigned and the Trustee does not appoint a different successor servicer, then the Trustee shall become the successor servicer.

         Upon the termination or resignation of the Servicer, the Servicer also shall promptly (and in any event no later than 10 Business Days subsequent to such termination or resignation) deliver or cause to be delivered to the Trustee or successor servicer all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Mortgage Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession. The Servicer may retain copies of any such books and records.

         Any collections received by the Servicer after termination or resignation shall be endorsed by it and remitted directly and immediately to the Trustee or the successor servicer. The Servicer shall be entitled to receive the Monthly Servicing Fee through the day on which it is terminated as Servicer (which may be pro rated for a partial month).

         To the extent that the Servicer, at the time of its termination or resignation, has therefore expended any amounts as Monthly Advances or Servicing Advances with respect to any Mortgage Loan, which Monthly Advances or Servicing Advances remain unreimbursed as of such date ("Unrecovered Advances") the Servicer shall thereafter be entitled to receive from the successor servicer, monthly, such information as may be generated by the successor servicer as may be reasonably necessary to enable the Servicer to monitor the recovery of, and collection efforts undertaken with respect to, the Unrecovered Advances, which information will include details of collection activities, payment records and trial balances. To the extent that the successor servicer receives any amounts that relate to reimbursement for Unrecovered Advances made by the prior Servicer, such amounts shall be remitted to the prior Servicer on the related Distribution Date. To the extent that the Servicer, based upon the information supplied by the successor servicer, believes that any discrepancies exist between actual Unrecovered Advances received by the successor servicer and the amounts forwarded to the Servicer as recovered Unrecovered Advances, the Servicer and the successor servicer shall attempt in good faith to reconcile such discrepancies.

         The Servicer agrees to cooperate reasonably with the successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide to the successor servicer all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the successor servicer all amounts that then have been or should have been deposited in the Collection

Account, or that are thereafter received with respect to the Mortgage Loans. The successor servicer shall not be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

         The Servicer which is being terminated or is resigning shall give notice to the Mortgagors of the transfer of the servicing to the successor servicer. Said notice shall be a joint notice of servicing transfer in the form required by applicable law.

         Section 7.05 Merger or Consolidation of the Seller or Depositor. Any corporation or other entity (i) into which the Seller or the Depositor may be merged or consolidated, (ii) that may result from any merger, conversion or consolidation to which the Seller or the Depositor shall be a party, or (iii) that may succeed to all or substantially all of the business of the Seller or the Depositor, which corporation or other entity shall, in any case where an assumption shall not be effected by operation of law, execute an agreement of assumption to perform every obligation of the Seller or the Depositor, as the case may be, under this Agreement, shall be the successor to the Seller or the Depositor, as the case may be, hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement, except that if the Seller or the Depositor in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute and deliver to the Trustee an agreement of assumption to perform every obligation of the Seller or the Depositor, as the case may be, hereunder.

                                  ARTICLE VIII

                                     DEFAULT

         Section 8.01 Events of Default. If any one of the following events (each an "Event of Default") shall occur and be continuing:

                  (a) Any failure by the Servicer to (i) make a required Monthly Advance on any Deposit Date or (ii) deposit in the Collection Account or the Certificate Account any other amount required to be deposited therein under this Agreement or failure to pay the Trustee Fee, which, in the case of a failure to make a required deposit to the Collection Account, continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%;

                  (b) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which failure (i) materially and adversely affects the Certificateholders and
         (ii) continues unremedied for a period of 30 days after the date on which written notice of such failure (which notice shall refer specifically to this Section), requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by the Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%;

                  (c) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                  (d) The consent by the Servicer to the appointment of a trustee, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; and

                  (e) The occurrence of any merger or consolidation of the Servicer described in Section 7.02 following which the Servicer does not have a net worth of at least $10,000,000 determined in accordance with generally accepted accounting principles.

then, and in each and every such case, so long as such Event of Default shall not have been remedied by the Servicer, either the Trustee or the Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%, by notice then given in writing to the Servicer, the Depositor, the Seller and to the Trustee, may terminate all of the rights, responsibilities and obligations of the Servicer as Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the successor servicer pursuant to and under this Section and Sections
7.04 and 8.02 and, without limitation, the successor servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise. The Servicer agrees to cooperate with the successor servicer in effecting the termination of its responsibilities and rights as Servicer hereunder, including, without limitation, the transfer to the successor servicer for the administration by it of all cash amounts that shall at the time be held by the Servicer that have been deposited by the Servicer in the Collection Account or the Certificate Account or thereafter received by the Servicer with respect to the Mortgage Loans.

         All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor servicer, amending this Agreement to reflect the appointment of a successor as Servicer pursuant to this Section 8.01 and Sections 7.04 and 8.02 or otherwise in connection with the assumption by the successor servicer of the duties of the predecessor servicer hereunder shall be paid by the predecessor servicer upon presentation of reasonable documentation of such costs and expenses.

         Section 8.02 Trustee to Act; Appointment of Successor. (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall succeed to all the rights, powers and privileges of the Servicer hereunder and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, including without limitation, the obligation to make Monthly Advances and to pay Compensating Interest. As compensation therefor, the Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the foregoing, if the Trustee shall be unwilling so to act, or the Trustee is legally unable so to act, the Trustee with the consent of the Rating Agencies may promptly appoint, or petition a court of competent jurisdiction to appoint any established housing and home finance institution or any institution that regularly services home equity loans that is then servicing a home equity loan portfolio and having all licenses, permits and approvals required by applicable law, and having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that any such successor servicer shall be acceptable to the Rating Agencies, which acceptance shall not be unreasonably withheld and, if such successor servicer shall not have been appointed by the Trustee, the Trustee shall be provided 5 Business Days' prior notice of any such appointment; and provided further that the appointment of any such successor servicer will not result in the qualification, reduction or withdrawal of the rating assigned to any subclass of Offered Certificates by any Rating Agency. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer hereunder; and provided further that, if due to market conditions, the parties thereto shall agree to compensation in excess of that permitted the Servicer hereunder, the Trustee shall not be responsible for any such amounts in excess thereof. Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The appointment of a successor servicer shall not affect any liability of the predecessor Servicer that may have arisen under this Agreement prior to its termination as Servicer (including without limitation, any liability for a deductible amount pursuant to the last sentence of Section 3.04), nor shall any successor servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer or the Seller or Depositor of any of its representations or warranties contained herein or in any related document or agreement. Each of the Rating Agencies shall be given written notice of the appointment of a successor servicer pursuant to this Section.

                  (b) The Trustee, shall be reimbursed for Transition Costs, if any, incurred in connection with the assumption of responsibilities of the successor servicer, upon its delivering to the Seller and Depositor documentation of such costs and expenses. The Trustee shall have no claim against the Servicer, any Certificateholder, the Trust or any other party to this Agreement for any costs and expenses incurred in effecting such succession in excess of the amount specified in the definition of "Transition Costs."

         Section 8.03 Notifications to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this Article Eight, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, the PMI Insurer and to each Rating Agency.

         Within 60 days of obtaining actual knowledge of the occurrence of any Event of Default that remains uncured, the Trustee shall transmit by mail to all Certificateholders notice of such Event of Default.

         Section 8.04 Assumption or Termination of Sub-Servicing Agreements by the Trustee or any Successor Servicer. Upon the termination of the Servicer as servicer under this Agreement, the Trustee as successor to the Servicer hereunder or any other successor to the Servicer hereunder may, subject to the terms of any Sub-Servicing Agreement, in its sole and absolute discretion elect to assume or terminate any Sub-Servicing Agreement then in force and effect between the Servicer and the Sub-Servicer. Notwithstanding the foregoing, any termination fee due to a Sub-Servicer because of its termination by the Trustee hereunder shall be the responsibility of the terminated Servicer and not the Trustee. Upon the assumption of any Sub-Servicing Agreement, the Servicer agrees to deliver to the assuming party any and all documents and records relating to the applicable Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effectuate the orderly transfer of the Sub-Servicing Agreement.

                                   ARTICLE IX

                                   THE TRUSTEE

         Section 9.01 Duties of the Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge shall have occurred (which has not been cured) and subject to the provisions of Section 9.13, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; except that:

                  (a) prior to the occurrence of an Event of Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates, filings or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (b) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing Voting Interests represented by all Certificates (or all affected Certificates, as appropriate) aggregating not less than 51% relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                  (d) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (a) and (b) of Section 8.01 unless a Responsible Officer obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer or the Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%, as the case may be; and

                  (e) the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

         Section 9.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

                  (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) The Trustee may consult with counsel selected by it with due care and any advice obtained from such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless the Person so requesting, ordering or directing same shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default known to a Responsible Officer of the Trustee (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, subject to the provisions of Section 9.13, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                  (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith in accordance with the direction of the Holders of Certificates evidencing Voting Interests representing all Certificates (or all affected Certificates, as appropriate) aggregating not less than 51%;

                  (e) Prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Holders of Certificates evidencing Voting Interests represented by all Certificates (or all affected Certificates, as appropriate) aggregating not less than 51%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding; the reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand; and nothing in this clause (e) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

                  (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian. The Trustee shall not be liable or responsible for the misconduct of any agent, attorney or custodian appointed with due care by the Trustee hereunder.

         Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and authentication of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates and the signature of the Trustee on this Agreement) or of any Mortgage, Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer.

         Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

         Section 9.05 Payment of the Trustee's Fees and Expenses.

                  (a) On each Distribution Date, the Trust shall pay to the Trustee an amount equal to the Trustee Fee described in the definition thereof (including any fees and expenses of a co-trustee or separate trustee appointed under Section 9.10) as compensation for all services rendered by the Trustee (and any such co-trustee or separate trustee) in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee (and any such co-trustee or separate trustee).

                  (b) The Trust shall pay or reimburse the Trustee the Trustee Fee pursuant to Section 5.01 and such other reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or that is otherwise reimbursable to the Trustee by the Servicer pursuant to Section 9.05(a) above; provided, however, that the Trustee shall not refuse to perform any of its duties hereunder solely as a result of the failure of the Trust to pay or reimburse such expenses, disbursements or advances.

                  (c) The Servicer agrees to indemnify the Trustee from, and hold it harmless against, any and all losses and liabilities, damages, claims or expenses (including reasonable attorneys' fees) arising in respect of its acts or omissions in connection with this Agreement or the Certificates except to the extent the negligence, bad faith or intentional misconduct of the Trustee contributes to the loss, liability, damage, claim or expense.

                  (d) This Section 9.05 shall survive the termination of this Agreement or the resignation or removal of the Trustee as regards rights accrued prior to such resignation or removal.

Section 9.06 Eligibility Requirements for the Trustee. The Trustee hereunder shall at all times be a bank or other depository institution doing business under the laws of the United States or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority and rated at least BBB by Standard & Poor's and Baa2 by Moody's. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07.

         Section 9.07 Resignation or Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer and each Rating Agency. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee satisfying the criteria set forth in Section 9.06 by written instrument, copies of which shall be delivered to the resigning Trustee, the successor trustee and the Servicer. If no successor trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or the Trustee shall fail to perform its obligations under this Agreement, then the Servicer, the Depositor or the Seller shall remove the Trustee and appoint a successor trustee satisfying the criteria set forth in Section 9.06 by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

         If at any time the Trustee shall fail to duly observe or perform in any material respect any covenants or agreements of the Trustee set forth in Section
9.01 of this Agreement, which failure (i) materially and adversely affects the Certificateholders and (ii) continues unremedied for a period of 10 days after the date on which written notice of such failure (which notice shall refer specifically to this Section), requiring the same to be remedied, shall have been given to the Trustee, the Seller, the Depositor and the Servicer by the Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%, then the Servicer, the Depositor or the Seller may remove the Trustee and appoint a successor trustee satisfying the criteria set forth in Section 9.06 by written instrument, in duplicate, one copy of which instrument shall be delivered to Trustee so removed and one copy to the successor trustee.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 9.08. The provisions of Section 9.05 shall survive any such resignation or removal.

         Section 9.08 Successor Trustee. Any successor trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Seller, the Servicer, the Depositor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance it shall be eligible under the provisions of Section 9.06.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

        Section 9.09 Merger or Consolidation of the Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee or substantially all of the Trustee's trust business, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.10 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Servicer and the Trustee, acting jointly, shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights, indemnities and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 9.08. Each of the Rating Agencies shall be given written notice of the appointment of a co-trustee or a separate trustee pursuant to this Section.

         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (b) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                  (c) The Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee, except that following the occurrence of an Event of Default that has not been cured, the Trustee, acting alone may accept the resignation of or remove any separate or co-trustor.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and copies thereof given to each of the Seller, the Depositor and the Servicer.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         No appointment of any separate trustee or co-trustee shall absolve the Trustee of its duties and obligations under this Agreement.

         Section 9.11 Compliance with REMIC Provisions. The Trustee shall neither knowingly nor intentionally take any action or omit to take any action in the performance of its duties hereunder that would cause any REMIC Pool to fail to qualify as a REMIC or that would cause the imposition of a tax on any REMIC Pool. The Trustee shall: (a) prepare and file, or cause to be prepared and filed, such federal, state and local income tax and information returns or reports using the calendar year as the taxable year for each REMIC Pool when and as required by the REMIC Provisions and other applicable federal, state and local income tax laws, which returns or reports shall be signed by the Trustee or such other person as may be required thereby; (b) make an election, on behalf of each REMIC Pool, to be treated as a REMIC and make the appropriate designations, if applicable, in accordance with Section 9.16 on the federal income tax return of the REMIC Pool for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders all information reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the Code; (d) exercise reasonable care not to allow the creation of any "interests" in any REMIC Pool within the meaning of Code Section 860D(a)(2) other than the interests represented by the Certificates (other than the Class R-I, Class R-II and Class P Certificates) in the case of REMIC III, the REMIC II Interests in the case of REMIC II, and the REMIC I Interests in the case of REMIC I; and (e) within 30 days of the Startup Day, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as may otherwise be required by the Code, the name, title, address, and telephone number of the person that Certificateholders may contact for tax information relating to their Certificates (and the Trustee shall act as the representative of each REMIC Pool for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time and in the manner required by the Code. Each Class R Certificateholder shall designate the Servicer, if permitted by the Code and applicable law, to act as "tax matters person" for the related REMIC Pool within the meaning of Treasury regulations
Section 1.860F-4(d), and the Servicer is hereby designated as agent of each Class R Certificateholder for such purpose (or if the Servicer is not so permitted, the Holder of the related Class R Certificate shall be the tax matters person in accordance with the REMIC Provisions).

         Section 9.12 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceedings relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered in accordance with the terms of this Agreement.

         Section 9.13 Exercise of Trustee Powers by Certificateholders. The Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%, may direct the time, method and place of conducting any proceeding relating to the Trust or the Certificates or for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates of the Trust provided that:

                           (i) such direction shall not be in conflict with any
                  rule of law or with this Agreement;

                           (ii) the Trustee shall have been provided with
                  indemnity satisfactory to it; and

                           (iii) the Trustee may take any other action deemed
                  proper by the Trustee that is not inconsistent with such direction; provided, however, that the

                  Trustee need not take any action that it reasonably determines might involve it in liability unless it has been satisfactorily indemnified and, with respect to actions directed by Certificateholders, may be unjustly prejudicial to the Holders not so directing.

         Section 9.14 Tax Returns. The Trustee shall maintain all information in its possession as may be required in connection with the preparation of all federal and, if applicable, state and local income tax and information returns of each REMIC Pool (including, but not limited to, tax reporting under the REMIC Provisions for each REMIC Pool) and shall prepare, execute and file as required all such returns. The Trustee shall include in the first federal income tax return the information required to be included therein under the REMIC Provisions, including, but not limited to, Treasury regulation ss.1.860D-1(d)(2) and Treasury regulation ss.1.860F-4(b)(2), or any successor provisions . The Servicer shall report all required tax information to Mortgagors in accordance with applicable law. To the extent directly applicable, the Prepayment Assumption used in pricing the Offered Certificates will be used in preparing any reports concerning or touching on interest payments made or original issue discount with respect to the Certificates.

         Section 9.15 Taxpayer Identification Number. The Trustee shall prepare and file with the Internal Revenue Service, on behalf of each REMIC Pool within the time period prescribed therefor, an application on IRS Form SS-4 for such REMIC Pool. The Trustee, upon receipt from the Internal Revenue Service of the Notice of Taxpayer Identification Number assigned to each REMIC Pool, shall promptly forward a copy of such notice to the Servicer.

         Section 9.16 Miscellaneous REMIC Matters.

         (a) The Trustee shall elect that REMIC I, REMIC II and REMIC III shall be treated as REMICs under Section 860D of the Code, as described in Section
9.11. The REMIC I REMIC Pool, REMIC II REMIC Pool and REMIC III REMIC Pool shall constitute the assets of REMIC I, REMIC II and REMIC III respectively. Any inconsistencies or ambiguities in this Agreement or in the administration of the Trust shall be resolved in a manner that preserves the validity of such REMIC elections.

         (b) REMIC I will be evidenced by the Class IA, Class IB, Class IC, Class ID, Class IE, Class IF, Class IG, Class IH, Class II, Class IJ, Class IK, Class IL and Class IM Interests and the Class P Certificates (together, the "REMIC I Regular Interests"), which (i) (except in the case of the Class P Certificates) will be uncertificated and non-transferable and (ii) are hereby designated as the "regular interests" in REMIC I and (y) the Class R-I Certificate, which is hereby designated as the single "residual interest" in REMIC I (the REMIC I Regular Interests, together with the Class R-I Certificate, the "REMIC I Interests"). The REMIC I Regular Interests (other than the Class P Certificates) shall be recorded on the records of the REMIC I as being issued to and held by the Trustee on behalf of REMIC II.

         The REMIC I Interests will have the following designations, initial principal balances and pass-through rates:

                 REMIC I                 Initial                  Pass-Through
                Interests                Balance                      Rate
                ---------                -------                      ----
                    P                         $100                     0%(2)
                    IA                  10,051,536                     (1)
                    IB                  $1,401,437                     (1)
                    IC                  $1,595,826                     (1)
                    ID                  $1,817,069                     (1)
                    IE                  $2,068,868                     (1)
                    IF                  $2,355,430                     (1)
                    IG                  $2,681,540                     (1)
                    IH                  $3,052,642                     (1)
                    II                  $3,362,700                     (1)
                    IJ                  $2,865,432                     (1)
                    IK                  $2,138,494                     (1)
                    IL                  $1,609,026                     (1)
                    IM                $140,008,314.47                  (1)
                   R-I                          $0                     0%

(1) The per annum Pass-Through Rate on these REMIC I Regular Interests shall at any time of determination equal the weighted average of the Net Loan Rates of the Mortgage Loans.

(2) The Class P Certificates shall be entitled to receive all Prepayment Charges collected with respect to the Mortgage Loans. Such Prepayment Charges shall not be available for distribution with respect to any other Class of REMIC I Interests. The Prepayment Charges received by the Class P Certificates shall not be applied to the principal balance of those Certificates.

         On each Distribution Date, principal collections and realized losses on the Mortgage Loans shall be allocated first, to the Class IM Interests, and then, to the REMIC I Regular Interests (other than the Class IM Interests and Class P Certificates), sequentially, in reverse order to which they are listed above, until the principal balance of each such class is reduced to zero. The Class R-I Certificates shall have no principal balance and no pass-through rate and shall be entitled to only those distributable assets (exclusive of the Class P Deposit), if any, remaining in REMIC I on each Distribution Date after all amounts required to be distributed to the REMIC I Regular Interests (other than the Class P Certificates) and applicable Trust expenses have been paid. If, at any time, the Pool Balance is $15,000 or less, a portion of the Class P Deposit shall be paid as principal with respect to the Class P Certificates such that the remaining Class P Deposit is always less than 0.66% of the sum of the Pool Balance and the remaining Class P Deposit. After all of the REMIC I Regular Interests (other than the Class P Certificates) have been paid in full, the remaining available funds in REMIC I shall first be applied to reduce the principal balance of the Class P Certificates to zero, and then shall be payable with respect to the Class R-I Certificates. It is expected that there will not be any distributions on the Class R-I Certificate.

         (c) REMIC II will be evidenced by (x) the Class II-A-1, Class II-A-2, Class II-M-1, Class II-M-2, Class II-B, the 12 components of Class II-A-IO described in note (2) below, and Class II-Q Interests (the "REMIC II Regular Interests"), which will be uncertificated and non-transferable and are hereby designated as the "regular interests" in REMIC II and (y) the Class R-II Certificates, which are hereby designated as the single "residual interest" in REMIC II (the REMIC II Regular Interests, together with the Class R-II Certificates, the "REMIC II Interests"). The REMIC II Regular Interests shall be recorded on the records of REMIC II as being issued to and held by the Trustee on behalf of REMIC III.

         The Basic Principal Distribution Amount shall be allocated 99% to the Class II-Q Certificate and 1% to the Class II-A-1, Class II-A-2, Class II-M-1, Class II-M-2 and Class II-B Interests until paid in full. The aggregate amount of the Basic Principal Distribution Amount allocated to the Class II-A-1, Class II-A-2, Class II-M-1, Class II-M-2 and Class II-B Interests shall be apportioned among such classes in the same manner as such amount is payable with respect to the Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates, respectively. The Excess Overcollateralization Amount shall be allocated entirely to the Class II-Q Certificates until paid in full.

         On any Distribution Date, any interest paid with respect to the Mortgage Loans that is allocable to payments of principal on the Certificates pursuant to Section 5.01(e) (the "Turbo Amount") will not be payable to the REMIC II Regular Interests. Instead, a portion of the interest payable with respect to the Class II-Q Interest which equals 1% of the Turbo Amount will be payable as a reduction of the principal balances of the Class II-A-1, Class II-A-2, Class II-M-1, Class II-M-2 and Class II-B Interests in the same manner as the Turbo Amount is allocated among the Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates, respectively (and will be accrued and added to principal on the Class II-Q Interest).

         Losses on the Mortgage Loans shall be applied such that after all distributions have been made on such Distribution Date, the principal balances of the Class II-A-1, Class II-A-2, Class II-M-1, Class II-M-2 and Class II-B Interests equal 1% of the principal balances of the Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates, respectively, and the principal balance of the Class II-Q Interest equals the Pool Balance less an amount equal to the aggregate principal balances of the Class II-A-1, Class II-A-2, Class II-M-1, Class II-M-2 and Class II-B Interests.

         The REMIC II Interests will have the following designations and pass-through rates, and distributions of principal and interest thereon shall be allocated to the Certificates in the following manner:

                                    Pass-        Allocation      Allocation
 REMIC II         Initial          Through           of              of
Interests         Balance           Rate         Principal        Interest
---------         -------           ----         ---------        --------
 II-A-1         $1,326,630            (1)            (3)           (4),(5)
 II-A-2          $ 160,870            (1)            (3)           (4),(5)
 II-M-1          $ 109,375            (1)            (3)           (4),(5)
 II-M-2           $ 83,125            (1)            (3)           (4),(5)
 II-B             $ 70,000            (1)            (3)           (4),(5)
 II-Q         $173,258,314.47         (1)            (3)           (4),(5)
 II-A-IO                $0            (2)            N/A         Class A-IO
 R-II                   $0            0%             N/A           N/A(6)

---------------

(1) The per annum Pass-Through Rate on these REMIC II Regular Interests shall at any time of determination equal the weighted average of the Pass-Through Rates of the REMIC I Regular Interests (other than the Class P Certificates), after first subtracting 6.0% from the Pass-Through Rates of each of such regular interests (other than the Class IM Interests) for the Distribution Dates indicated below for each of such regular interests.


                        6.0% Subtraction                    6.0% Subtraction
           REMIC I        Distribution        REMIC I         Distribution
           Interest          Dates            Interest           Dates
          ----------    -----------------    ----------     -----------------
              IA             1 - 36              IG              1 - 18
              IB             1 - 33              IH              1 - 15
              IC             1 - 30              II              1 - 12
              ID             1 - 27              IJ              1 - 9
              IE             1 - 24              IK              1 - 6
              IF             1 - 21              IL              1 - 3

(2) Interest on the Class II-A-IO will equal the sum of 12 strips of interest, with each strip being a strip off the principal balance of a REMIC I Regular Interest (other than the Class IM Interests and the Class P Certificates) at 6.0% per annum for the Distribution Dates indicated in the table in note (1) for such regular interest, and 0.0% thereafter. Each of the 12 interest strips comprising the interest on the Class II-A-IO shall constitute 12 separate components of the Class II-A-IO, each of which shall be designated as a separate REMIC II Regular Interest.

(3) Principal will be allocated to and apportioned among the Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates, in the same proportion as principal is payable with respect to such Certificates, except that a portion of such principal in an amount up to the Excess Overcollateralization Amount shall first be allocated as a payment of interest to the Class C Certificates, and all principal will be allocated to the Class C Certificates after the principal balances of the Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates have been reduced to zero.

(4) Except as provided in note (5), interest with respect to this REMIC II Regular Interest will be allocated among the Class A-1, Class A-2, Class M-1, Class M-2 and Class B Certificates in the same proportion as interest is payable on such Certificates.

(5) Any interest with respect to this REMIC II Regular Interest in excess of the product of (i) 100 times the weighted average coupon of the Class II-A-1, Class II-A-2, Class II-M-1, Class II-M-2, Class II-B and Class II-Q Interests, where each of such REMIC II Regular Interests, other than the Class II-Q Interest, is first subject to a cap and floor equal to the Class A-1, Class A-2, Class M-1, Class M-2 and Class B Pass-Through Rates, respectively, and the Class II-Q Interest is subject to a cap equal to 0%, and (ii) the principal balance of this REMIC II Regular Interest, shall not be allocated to the Class A-1, Class A-2, Class M-1, Class M-2 or Class B Certificates, but will be allocated to the Class C Certificates. However, the Class C Certificates shall be subordinated to the extent provided in Section 5.01.

(6) On each Distribution Date, available funds, if any, remaining in REMIC II after payments of interest and principal, as designated above, will be distributed to the Class R-II Certificate. It is expected that there will not be any distributions on the Class R-II Certificates.

         (d) The Offered Certificates and Class C Certificates, but exclusive, in each case, of any rights to receive any Net Rate Cap Carryover, are hereby designated as "regular interests" with respect to REMIC III and the Class R-III Certificate is hereby designated as the single "residual interest" with respect to REMIC III. The Class R-III Certificate shall have no pass-through rate and shall have no principal balance. On each Distribution Date, available funds, if any, remaining in REMIC III after payments of interest and principal on the regular interests in REMIC III will be distributed to the Class R-III Certificates.

         (e) The Closing Date is hereby designated as the "Startup Day" of each of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code. The "latest possible maturity date", solely for purposes of Treasury regulation ss.1.860G-1(a)(4)(iii), of each of the REMIC I and REMIC II Regular Interests and each of the "regular interests" with respect to REMIC III is November 25, 2035.

                                   ARTICLE X

                                   TERMINATION

         Section 10.01 Termination Upon Purchase or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities hereunder of the Servicer, the Seller, the Depositor and the Trustee (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Seller to send certain notices as hereinafter set forth) and the Trust created hereby shall terminate with respect to all Certificates upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article following the earlier of (a) the purchase by the Servicer of all Mortgage Loans then remaining in the Trust and all property acquired by the Trust in respect of any such Mortgage Loan at a price equal to the sum of (x) 100% of the Principal Balance of each such Mortgage Loan (other than any Mortgage Loan as to which title to the underlying Mortgaged Property has been acquired by the Trust and whose fair market value is included pursuant to clause (y) below) as of the final Distribution Date and (y) the fair market value of such acquired Mortgaged Property (determined as described below), plus accrued and unpaid interest at the applicable Mortgage Loan Rate on the Principal Balance of each such Mortgage Loan (including any Mortgage Loan as to which title to the underlying Mortgaged Property has been acquired by the Trust) through the end of the Collection Period preceding the date of repurchase and the aggregate amount of unreimbursed Servicing Advances made in respect of any such Mortgage Loan, less any payments of principal and interest received by the Trust during such Collection Period in respect of each such Mortgage Loan (the "Termination Price") or (b) the final payment or other liquidation of the Principal Balance of the last Mortgage Loan remaining in the Trust or the disposition of all property remaining in the Trust acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, who are living on the Closing Date. The fair market value of Mortgaged Properties pursuant to the foregoing clause (y) shall be determined by the Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 10.01.

         The right of the Servicer to purchase all outstanding Mortgage Loans pursuant to clause (a) above is exercisable only on or after the related Clean-up Call Date. If such right is exercised, (i) the Servicer shall remit the Termination Price specified in this Section to the Trustee for deposit in the Certificate Account pursuant to Section 3.02 (e) on or before the related Deposit Date and (ii) the Trustee, if it has received the Mortgage Files pursuant to Section 2.01, shall, promptly following remittance of such Termination Price, release to the Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased and all other documents furnished by the Servicer as are necessary to transfer the Trustee's interest in the Mortgage Loans to the Servicer.

         Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the related Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation shall be given promptly by the Trustee (upon receipt of written directions from the Servicer, which directions shall be received by the Trustee not later than the 15th day of the month preceding the month of such final distribution) by letter to Certificateholders mailed not earlier than the first day and not later than the 10th day of the month of such final distribution specifying (a) the Distribution Date upon which final distribution of the related Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (b) the amount of any such final distribution and
(c) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of such Certificates at the office or agency of the Trustee therein specified.

         If the termination of the Trust is in connection with a purchase of the assets of the Trust by the Servicer pursuant to clause (a) of the first paragraph in this Section, the Trustee shall cause to be distributed to Certificateholders on the final Distribution Date, an amount equal to (i) as to the Offered Certificates, and upon presentation and surrender thereof, to the Holders thereof in proportion to their respective Percentage Interests the Certificate Principal Balance, and the Class Interest Distribution applicable to such Offered Certificate and (ii) as to the Servicer, any unpaid servicing compensation with respect to such Distribution Date (other than amounts retained to meet claims) after application pursuant to clause (i) above and payment to the Servicer of any amounts to which it is entitled as reimbursement hereunder and (iii) as to the Class C Certificateholders and upon presentation and surrender of the Class C Certificates, in proportion to their Percentage Interests, any amounts remaining after application pursuant to clauses (i) and
(ii), up to an amount equal to the Class C Distribution Amount and any Class C Carryforward Amount; provided, however, that if the fair market value of any acquired property referred to in, or covered by, clause (a)(y) of the first paragraph of this Section is less than the Principal Balance of the related Mortgage Loan, then the excess of such Principal Balance over such fair market value shall be allocated in reduction of the amounts otherwise distributable on the final Distribution Date in the following order of priority: first, to the Holders of the applicable Class R Certificates, second to the Holders of the Class C Certificate and third to the Holders of the Offered Certificates, sequentially, in reverse order of priority, beginning with the Class of Offered Certificates then outstanding with the lowest relative payment priority, in each case until the respective Certificate Principal Balance thereof is reduced to zero. The distribution on the final Distribution Date in connection with the purchase by the Servicer of the assets in the Trust shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates. The Servicer shall provide in writing to the Trustee the information with respect to the amounts so to be paid.

         In the event that all of the relevant Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the fifth day following such final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in the final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by holding such funds uninvested in a separate escrow account for the benefit of such Certificateholders, and the Servicer (if the Servicer exercised its right to purchase the assets of the Trust as provided above) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, any funds deposited in such escrow account and remaining unclaimed shall be paid by the Trustee to the Servicer and thereafter Certificateholders shall look only to the Servicer with respect to any claims in respect of such funds.

         Section 10.02 Additional Termination Requirements. In the event the Servicer exercises its purchase option as provided in Section 10.01(a), each REMIC Pool shall be terminated in accordance with the following additional requirements, and the Trustee shall receive an Opinion of Counsel to the effect that the termination of such REMIC Pool (i) will constitute a "qualified liquidation" of each REMIC Pool within the meaning of Code Section 860F(a)(4)(A), and (ii) will not subject such REMIC Pool to tax or cause such REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding.

                           (i) Within 90 days prior to the final Distribution
                  Date set forth in the notice of intention to purchase the Mortgage Loans given by the Servicer under Section 10.01, the Trustee, at the direction of the Servicer, shall adopt a plan of complete liquidation of each REMIC Pool on behalf of the REMIC within the meaning of Code Section 860F(a)(4)(A)(8), which shall be evidenced by such notice; and

                           (ii) At or after the time of adoption of such a plan
                  of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of each REMIC Pool to the Servicer, as the case may be, for cash at the purchase price specified in Section 10.01 and shall distribute such cash in the manner specified in Section 10.01.

                           (iii) The Holder of the Class R Certificates will be
                  deemed to have adopted a plan of liquidation on the date that the Trustee, at the direction of the Servicer, has adopted such plan. The Trustee shall attach a statement to the final return of each REMIC Pool for which a plan of liquidation is adopted by the Trustee, at the direction of the Servicer, setting forth the date of adoption of the plan of liquidation.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.01 Amendment. This Agreement may be amended from time to time by the Servicer, the Seller, the Depositor and the Trustee, without the consent of any of the Certificateholders, (a) to cure any error or any ambiguity or to correct or supplement any provisions herein which may be inconsistent with any other provisions herein; (b) to add to the duties or obligations of the Servicer hereunder; (c) to maintain or improve any rating then assigned by any Rating Agency to any subclass of the Offered Certificates; (d) to add any other provisions with respect to matters or questions arising under this Agreement, as the case may be (including specifically amendments or supplements pursuant to the second paragraph of Section 6.02(b)); (e) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of each REMIC Pool as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC Pool pursuant to the Code that would be a claim against any REMIC Pool, provided that in the case of this clause (e) the Trustee has received an Opinion of Counsel addressed to the Trustee to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax; (f) to modify, eliminate or add to the provisions of Section 6.02(c) or any other provisions hereof restricting transfer of the Class R Certificates or (g) to modify, eliminate or add to the provisions hereunder in order to provide for one or more third parties to effect all or a portion of the Monthly Advances or Servicing Advances and to provide for the reimbursement from the Trust Fund of such third party for such

Monthly Advances or Servicing Advances (i) from amounts payable to the Servicer,
(ii) from collections which the Servicer would have been permitted to otherwise retain and (iii) from any other amounts that would otherwise be payable to the Servicer if the Servicer had made such Monthly Advances or Servicing Advances or from such other funds owed to the Servicer, in each case as the Servicer shall agree; provided that in all such cases the Trustee has obtained written confirmation from each Rating Agency that any such modifications to this Agreement will not result in a qualification, reduction or withdrawal of the rating assigned to any Class of Offered Certificates by such Rating Agency and has received an Opinion of Counsel to the effect that any such modifications to this Agreement do not give rise to a risk that any REMIC Pool or any of the Certificateholders will be subject to a tax caused by a transfer to a Disqualified Organization; provided, further, that in all such cases such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

         This Agreement may also be amended from time to time by the Servicer, the Seller, the Depositor and the Trustee and the Holders of Certificates evidencing Voting Interests of each Class affected thereby aggregating not less than 51%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (b) reduce the aforesaid percentage of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

         Promptly after the execution of any such amendment or consent pursuant to the next preceding paragraph, the Trustee shall furnish written notification of the substance of such amendment to each affected Certificateholder and each Rating Agency.

         It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment that affects the Trustee's own rights, duties or immunities under this Agreement.

         Notwithstanding any provisions of this Section 11.01, no amendment of this Agreement shall be permitted without the consent of Certificateholders (other than the Seller, Depositor, its affiliates, and agents) evidencing Voting Interests aggregating not less than 51%, unless the Trustee is provided with an Officer's Certificate of the Seller or the Depositor that indicates that such amendment would not have an adverse impact on the sale treatment of the Mortgage Loans from the Seller to the Depositor or from the Depositor to the Trust on the Closing Date under generally accepted accounting principles and that such amendment would not, by itself, result in the consolidation of the Trust with the Seller or Depositor under generally accepted accounting principles.

         Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer, at its expense but only upon, determination of the Servicer accompanied by an Opinion of Counsel to the effect that such recordation is legally required to protect the Trustee's interest in the Mortgage Loans.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement, the Trust or any REMIC established pursuant to Section 3.01, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust or any REMIC established pursuant to this Agreement, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust or any REMIC established pursuant to this Agreement, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Voting Interests represented by all Certificates (or all affected Certificates, as appropriate) aggregating not less than 51% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provision of this Agreement to affect, disturb or prejudice the rights of the

Holders of any other Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflict of laws principles and the application of the laws of any other jurisdiction), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 11.05 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Seller, at 350 South Grand Avenue, Los Angeles, California 90070, Attn: Chief Financial Officer, with a copy to General Counsel; (b) in the case of the Depositor, at 350 South Grand Avenue, Los Angeles, California 90070, Attn: Chief Financial Officer, with a copy to General Counsel; (c) in the case of the Trustee, at the Corporate Trust Office at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attn: AA0103; Aames Capital Corporation, Series 2001-3; (d) in the case of the Servicer, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas California 91302 Attn: Dave Sambol, with a copy to Countrywide Home Loans, Inc. 400 Countrywide Way, Simi Valley, California 93065, Attn: Lupe Montero, Vice President; (e) in the case of S&P, to Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attn: Mortgage Surveillance Group; (f) in the case of Moody's, to Moody's Investors Service Inc., 99 Church Street, New York, New York 10007, Attn:
Residential Mortgage Pass-Through Monitoring; (g) in the case of the PMI Insurer, Mortgage Guaranty Insurance Corporation, MGIC Plaza, P.O. Box 488, Milwaukee, Wisconsin 53201, Attention: Tim Edwards or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at its address shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. Any notice or other document required to be delivered or mailed by the Trustee to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Trustee shall have no liability for failure to deliver such notice or document to any such Rating Agency.

         Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.07 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in this Section and Sections 7.02, 7.04 and 7.05, this Agreement may not be assigned by the Seller, the Depositor or the Servicer without the prior written consent of the Holders of Certificates evidencing not less than 66% of the Voting Interests of all Certificates.

         Section 11.08 Certificates Nonassessable and Fully Paid. The parties agree that the Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to Section 2.06 are and shall be deemed fully paid.

                               [Signatures follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, all as of the day and year first above written.


                                AAMES CAPITAL CORPORATION,
                                     as Seller



                                By: /S/ John Kohler
                                   ----------------------------------------
                                   Name:  John Kohler
                                   Title: Executive Vice President


                                AAMES CAPITAL ACCEPTANCE CORPORATION
                                   as Depositor,



                                By: /s/ John Kohler
                                   ----------------------------------------
                                   Name:  John Kohler
                                   Title: Executive Vice President


                                BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                   as Trustee and not in its individual capacity



                                By: /s/ Barbara Campbell
                                   ----------------------------------------
                                   Name:  Barbara Campbell
                                   Title: Assistant Secretary


                                COUNTRYWIDE HOME LOANS, INC.
                                   as Servicer



                                By: /s/ Michael Schloessmann
                                   ----------------------------------------
                                   Name:  Michael Schloessmann
                                   Title: Vice President

State of California        )
                           )      ss.:
County of Los Angeles      )

         On the 25th day of September in the year 2001, before me, the undersigned, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                           ----------------------------------
                                           Notary Public




[Notary Seal]

State of California          )
                             )      ss.:
County of Los Angeles        )

         On the 25th day of September in the year 2001, before me, the undersigned, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                           ----------------------------------
                                           Notary Public




[Notary Seal]

State of ____________        )
                             )      ss.:
County of __________         )

         On the 25th day of September in the year 2001, before me, the undersigned, personally appeared _____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                           ----------------------------------
                                           Notary Public




[Notary Seal]

State of ____________              )
                                   )      ss.:
County of __________               )

         On the 25th day of September in the year 2001, before me, the undersigned, personally appeared ___________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                           ----------------------------------
                                           Notary Public

[Notary Seal]

                                   Schedule I

                              List of Sub-Servicers


None.

                                   Schedule II

                      Schedule of Restricted Mortgage Loans


None.

                                                                     EXHIBIT A-1


                           FORM OF CLASS A CERTIFICATE

Date of Pooling and Servicing                  Initial Certificate
Agreement and Cut-off Date:                    Balance:  $
September 1, 2001
First Distribution Date:                       CUSIP No.:
October 25, 2001
Denomination:  $                               Certificate No.:  A-_

                        Class A-_ Pass-Through Rate: __%
                           AAMES MORTGAGE TRUST 2001-3
                       MORTGAGE PASS-THROUGH CERTIFICATE,
                            SERIES 2001-3, CLASS A-_

         evidencing a percentage interest in the distributions allocable to the Class A-_ Certificates with respect to a Trust consisting primarily of a pool of conventional, closed-end, fixed and adjustable rate residential mortgage loans, sold by Aames Capital Corporation.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AAMES CAPITAL CORPORATION, AAMES CAPITAL acceptance CORPORATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. THIS CERTIFICATE IS NOT A DEPOSIT, AND NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the requested owner hereof, Cede & Co. has an interest herein.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate shown above by the Initial Certificate Principal Balance for such class) in a trust, the assets of which



                                     A-1-1
consist primarily of a pool of conventional, closed-end, fixed and adjustable rate residential mortgage loans (the "Mortgage Loans"), sold by Aames Capital Acceptance Corp. (the "Depositor") into the Trust, serviced by Countrywide Home Loans, Inc. (the "Servicer," which term includes any successor Servicer under the Agreement referred to below). The Trust was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, Aames Capital Corporation, as seller ("Seller"), the Servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month (or if any such day is not a Business Day, on the Business Day immediately following such 25th day) (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date, in an amount equal to the product of (a) the Percentage Interest evidenced by this Certificate and (b) the sum of the applicable interest and principal distributable thereon, as more specifically set forth in the Agreement.

         Except as otherwise provided in the Agreement, distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register, or upon written request by the Certificateholder, by wire transfer to a bank account maintained in the United States (in the case of any Holder of Certificates entitled to such form of payment as provided in the Agreement) or by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose and as specified in such notice.

         This Certificate is one of a duly authorized issue of Certificates designated as "Aames Mortgage Trust 2001-3 Mortgage Pass-Through Certificates, Series 2001-3, Class A-_" (herein called the "Class A-_ Certificates") and representing a beneficial ownership interest, in each case subject to the limitations set forth in the Agreement in, among other things, the Mortgage Loans, such assets as shall from time to time be identified or shall be required by the Agreement to be identified as deposited in the Collection and/or Certificate Account or invested in Permitted Investments in accordance with the Agreement, all rights under any insurance policy covering a Mortgage Loan or the related Mortgaged Property and property and any proceeds thereof which secured a Mortgage Loan and which has been acquired by foreclosure, deed in lieu of foreclosure or by a comparable conversion.

         The Class A-_ Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, as more specifically set forth in the Agreement. The Holder of this Certificate, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account and that the Trustee in its individual capacity is



                                      A-1-2
not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Depositor, the Servicer, and the rights of the Certificateholders under the Agreement at any time by the Servicer and the Trustee and the Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor and the Trustee and any of their respective agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any of their respective agents shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the purchase by the Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust at a price



                                     A-1-3
determined as provided in the Agreement, or (b) the later of the final payment or other liquidation of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates, the right of the Servicer to purchase being subject to the Pool Balance at the time of purchase being less than 5% of the sum of the Original Pool Balance and the Prefunding Account Deposit.

         This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

         This Certificate will not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned for authenticating purposes only by any authorized officer of the Trustee.




                                     A-1-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September  ___, 2001

                                  BANKERS TRUST COMPANY
                                     OF CALIFORNIA, N.A., as Trustee
                                  By:
                                        --------------------------------------
                                                  Authorized Officer

CERTIFICATE OF AUTHENTICATION:

This is one of the
Certificates referred to in
the within named Agreement


By:
      -------------------------------------------
      Authorized Officer of Bankers Trust Company
            of California, N.A., as Trustee



                                     A-1-5

                                                                     EXHIBIT A-2


                           FORM OF CLASS M CERTIFICATE

Date of Pooling and Servicing                  Original Class M-_ Certificate
Agreement and Cut-off Date:                    Balance:  $
September __, 2001
First Distribution Date:                       CUSIP No. :
October 25, 2001
Denomination:  $                               Certificate No.:  M-_

                        Class M-_ Pass-Through Rate: __%
                          AAMES MORTGAGE TRUST 2001-3
                       MORTGAGE PASS-THROUGH CERTIFICATE,
                            SERIES 2001-3, CLASS M-_

         evidencing a percentage interest in the distributions allocable to the Class M-_ Certificates with respect to a Trust consisting primarily of a pool of conventional, closed-end, fixed and adjustable rate residential mortgage loans, sold by Aames Capital Corporation.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AAMES CAPITAL CORPORATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. THIS CERTIFICATE IS NOT A DEPOSIT, AND NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE EXTENT SET FORTH IN THE AGREEMENT REFERRED TO HEREIN.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the requested owner hereof, Cede & Co. has an interest herein.



                                     A-2-1

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate shown above by the Original Class M-_ Certificate Principal Balance) in a trust, the assets of which consist primarily of a pool of conventional, closed-end, fixed and adjustable rate residential mortgage loans (the "Mortgage Loans"), deposited by Aames Capital Acceptance Corp. (the "Depositor") into the Trust, serviced by Countrywide Home Loans, Inc. (the "Servicer," which term includes any successor Servicer under the Agreement referred to below). The Trust was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, Aames Capital Corporation, as seller ("Seller"), the Servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month (or if any such day is not a Business Day, on the Business Day immediately following such 25th day) (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date, in an amount equal to the product of (a) the Percentage Interest evidenced by this Certificate and (b) the sum of the applicable interest and principal distributable thereon, as more specifically set forth in the Agreement.

         Except as otherwise provided in the Agreement, distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register, or upon written request by the Certificateholder, by wire transfer to a bank account maintained in the United States (in the case of any Holder of Certificates entitled to such form of payment as provided in the Agreement) or by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose and as specified in such notice.

         This Certificate is one of a duly authorized issue of Certificates designated as "Aames Mortgage Trust 2001-3 Mortgage Pass-Through Certificates, Series 2001-3, Class M-_" (herein called the "Class M-_ Certificates") and representing a beneficial ownership interest, in each case subject to the limitations set forth in the Agreement in, among other things, the Mortgage Loans, such assets as shall from time to time be identified or shall be required by the Agreement to be identified as deposited in the Collection and/or Certificate Account or invested in Permitted Investments in accordance with the Agreement, all rights under any insurance policy covering a Mortgage Loan or the related Mortgaged Property and property and any proceeds thereof which secured a Mortgage Loan and which has been acquired by foreclosure, deed in lieu of foreclosure or by a comparable conversion.



                                     A-2-2

         The Class M-_ Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans in the Fixed Rate Group, as more specifically set forth in the Agreement. The Holder of this Certificate, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, and the rights of the Certificateholders under the Agreement at any time by the Servicer and the Trustee and the Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor and the Trustee and any of their respective agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any of their respective agents shall be affected by any notice to the contrary.



                                     A-2-3

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the purchase by the Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust at a price determined as provided in the Agreement, or (b) the later of the final payment or other liquidation of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates, the right of the Servicer to purchase being subject to the Pool Balance at the time of purchase being less than 5% of the sum of the Original Pool Balance and the Prefunding Account Deposit.

         This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

         This Certificate will not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned for authenticating purposes only by any authorized officer of the Trustee.




                                     A-2-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September  ___, 2001

                                          BANKERS TRUST COMPANY
                                             OF CALIFORNIA, N.A., as Trustee
                                          By:
                                                --------------------------------
                                                      Authorized Officer

CERTIFICATE OF AUTHENTICATION:
This is one of the Class M-_
Certificates referred to in
the within named Agreement
By:
      -------------------------------------------
      Authorized Officer of Bankers Trust Company
           of California, N.A., as Trustee




                                     A-2-5

                                                                     EXHIBIT A-3


Date of Pooling and Servicing                Original Class B-_ Certificate
Agreement and Cut-off Date:                  Balance:  $
September __, 2001
First Distribution Date:                     CUSIP No. :
October 25, 2001
Denomination:  $                             Certificate No.:  B-_

                         Class B Pass-Through Rate: __%
                           AAMES MORTGAGE TRUST 2001-3
                       MORTGAGE PASS-THROUGH CERTIFICATE,
                             SERIES 2001-3, CLASS B

         evidencing a percentage interest in the distributions allocable to the Class B Certificates with respect to a Trust consisting primarily of a pool of conventional, closed-end, fixed and adjustable rate residential mortgage loans, sold by Aames Capital Corporation.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AAMES CAPITAL CORPORATION, AAMES CAPITAL acceptance CORPORATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. THIS CERTIFICATE IS NOT A DEPOSIT, AND NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE EXTENT SET FORTH IN THE AGREEMENT REFERRED TO HEREIN.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the requested owner hereof, Cede & Co. has an interest herein.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate shown



                                     A-3-1
above by the Original Class B Certificate Principal Balance) in a trust, the assets of which consist primarily of a pool of conventional, closed-end, fixed and adjustable rate residential mortgage loans (the "Mortgage Loans"), deposited by Aames Capital Acceptance Corp. (the "Depositor") into the Trust, serviced by Countrywide Home Loans, Inc. (the "Servicer," which term includes any successor Servicer under the Agreement referred to below). The Trust was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, Aames Capital Corporation, as seller ("Seller"), the Servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month (or if any such day is not a Business Day, on the Business Day immediately following such 25th day) (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date, in an amount equal to the product of (a) the Percentage Interest evidenced by this Certificate and (b) the sum of the applicable interest and principal distributable thereon, as more specifically set forth in the Agreement.

         Except as otherwise provided in the Agreement, distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register, or upon written request by the Certificateholder, by wire transfer to a bank account maintained in the United States (in the case of any Holder of Certificates entitled to such form of payment as provided in the Agreement) or by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose and as specified in such notice.

         This Certificate is one of a duly authorized issue of Certificates designated as "Aames Mortgage Trust 2001-3 Mortgage Pass-Through Certificates, Series 2001-3, Class B" (herein called the "Class B Certificates") and representing a beneficial ownership interest, in each case subject to the limitations set forth in the Agreement in, among other things, the Mortgage Loans, such assets as shall from time to time be identified or shall be required by the Agreement to be identified as deposited in the Collection and/or Certificate Account or invested in Permitted Investments in accordance with the Agreement, all rights under any insurance policy covering a Mortgage Loan or the related Mortgaged Property and property and any proceeds thereof which secured a Mortgage Loan and which has been acquired by foreclosure, deed in lieu of foreclosure or by a comparable conversion.

         The Class B Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, as more specifically set forth in the Agreement. The Holder of this Certificate, by its acceptance of this Certificate, agrees that it will look solely



                                     A-3-2
to the funds on deposit in the Certificate Account and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, and the rights of the Certificateholders under the Agreement at any time by the Servicer and the Trustee and the Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor and the Trustee and any of their respective agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any of their respective agents shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the purchase by the Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust at a price



                                     A-3-3
determined as provided in the Agreement, or (b) the later of the final payment or other liquidation of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates, the right of the Servicer to purchase being subject to the Pool Balance at the time of purchase being less than 5% of the sum of the Original Pool Balance and the Prefunding Account Deposit.

         This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

         This Certificate will not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned for authenticating purposes only by any authorized officer of the Trustee.



                                     A-3-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September  ___, 2001

                                        BANKERS TRUST COMPANY
                                           OF CALIFORNIA, N.A., as Trustee
                                        By:
                                            ------------------------------------
                                                    Authorized Officer

CERTIFICATE OF AUTHENTICATION:

This is one of the Class B-_
Certificates referred to in
the within named Agreement


By:
    -------------------------------------------
    Authorized Officer of Bankers Trust Company
         of California, N.A., as Trustee



                                     A-3-5

                                                                     EXHIBIT A-4


                         FORM OF CLASS A-IO CERTIFICATE

Date of Pooling and Servicing                Percentage Interest: 100%
Agreement and Cut-off Date:
September __, 2001                           CUSIP No. :
First Distribution Date:                     Certificate No.:  A-IO-_
October 25, 2001

                        Class A-IO Pass-Through Rate: __%
                           AAMES MORTGAGE TRUST 2001-3
                       MORTGAGE PASS-THROUGH CERTIFICATE,
                            SERIES 2001-3, CLASS A-IO

         evidencing a percentage interest in the distributions allocable to the Class A-IO Certificates with respect to a Trust consisting primarily of a pool of conventional, closed-end, fixed and adjustable rate residential mortgage loans, sold by Aames Capital Corporation.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AAMES CAPITAL CORPORATION, AAMES CAPITAL ACCEPTANCE CORPORATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. THIS CERTIFICATE IS NOT A DEPOSIT, AND NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         THIS CLASS A-IO CERTIFICATE HAS NO PRINCIPAL BALANCE.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the requested owner hereof, Cede & Co. has an interest herein.

         This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in a trust, the assets of which consist primarily of a pool of conventional, closed-end, fixed and adjustable rate residential mortgage loans (the "Mortgage Loans"), deposited by Aames Capital Acceptance Corp. (the "Depositor") into the Trust,



                                     A-4-1
serviced by Countrywide Home Loans, Inc. (the "Servicer," which term includes any successor Servicer under the Agreement referred to below). The Trust was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, Aames Capital Corporation, as seller ("Seller"), the Servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month (or if any such day is not a Business Day, on the Business Day immediately following such 25th day) (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date, in an amount equal to the product of (a) the Percentage Interest evidenced by this Certificate and (b) the applicable interest distributable thereon, as more specifically set forth in the Agreement.

         Except as otherwise provided in the Agreement, distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register, or upon written request by the Certificateholder, by wire transfer to a bank account maintained in the United States (in the case of any Holder of Certificates entitled to such form of payment as provided in the Agreement) or by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose and as specified in such notice.

         This Certificate is one of a duly authorized issue of Certificates designated as "Aames Mortgage Trust 2001-3 Mortgage Pass-Through Certificates, Series 2001-3, Class A-IO " (herein called the "Class A-IO Certificates") and representing a beneficial ownership interest, in each case subject to the limitations set forth in the Agreement in, among other things, the Mortgage Loans, such assets as shall from time to time be identified or shall be required by the Agreement to be identified as deposited in the Collection and/or Certificate Account or invested in Permitted Investments in accordance with the Agreement, all rights under any insurance policy covering a Mortgage Loan or the related Mortgaged Property and property and any proceeds thereof which secured a Mortgage Loan and which has been acquired by foreclosure, deed in lieu of foreclosure or by a comparable conversion.

         The Class A-IO Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, as more specifically set forth in the Agreement. The Holder of this Certificate, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.



                                     A-4-2

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, and the rights of the Certificateholders under the Agreement at any time by the Servicer and the Trustee and the Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor and the Trustee and any of their respective agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any of their respective agents shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the purchase by the Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust at a price determined as provided in the Agreement, or (b) the later of the final payment or other liquidation of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates, the right of the Servicer to



                                     A-4-3
purchase being subject to the Pool Balance at the time of purchase being less than 5% of the sum of the Original Pool Balance and the Prefunding Account Deposit.

         This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

         This Certificate will not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned for authenticating purposes only by any authorized officer of the Trustee.




                                     A-4-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September  ___, 2001

                                          BANKERS TRUST COMPANY
                                             OF CALIFORNIA, N.A., as Trustee
                                          By:
                                              ----------------------------------
                                                      Authorized Officer

CERTIFICATE OF AUTHENTICATION:

This is one of the Class A-IO
Certificates referred to in
the within named Agreement


By:
   -------------------------------------------
   Authorized Officer of Bankers Trust Company
        of California, N.A., as Trustee




                                     A-4-5

                                                                     EXHIBIT B-1



                           FORM OF CLASS C CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE EXTENT SET FORTH IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02(c) OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS TO THE TRANSFEROR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A PERSON ACTING ON BEHALF OF A PLAN OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE AND IS NOT AN INSURANCE COMPANY PURCHASING SUCH CERTIFICATE OR INTEREST FROM FUNDS IN A GENERAL ACCOUNT OR SEPARATE ACCOUNT (WITH CERTAIN LIMITATIONS) OR (2) SUCH TRANSFEREE IS AN INSURANCE COMPANY PURCHASING A CLASS C CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) SATISFYING SECTION III OF PTCE 95-60.



                                     B-1-1

Date of Pooling and Servicing                     Percentage Interest: __%
Agreement and Cut-off Date:
September __, 2001                                Certificate No.:
First Distribution Date:
October 25, 2001

                           AAMES MORTGAGE TRUST 2001-3
                       MORTGAGE PASS-THROUGH CERTIFICATE,
                             SERIES 2001-3, CLASS C

         evidencing a percentage interest in the distributions allocable to the Class C Certificate with respect to a Trust consisting primarily of a pool of conventional, closed-end, fixed and adjustable rate residential mortgage loans sold by Aames Capital Corporation.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AAMES CAPITAL CORPORATION, AAMES CAPITAL ACCEPTANCE CORPORATION OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. THIS CERTIFICATE IS NOT A DEPOSIT, AND NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         This certifies that Capital Z Investments, L.P. is the registered owner of the Percentage Interest specified on the face of this Class C Certificate. This Class C Certificate is one series of Certificates issued by a trust, the assets of which consist primarily of a pool of conventional, closed-end, fixed rate and adjustable rate residential mortgage loans (the "Mortgage Loans"), deposited by Aames Capital Acceptance Corp. (the "Depositor") into the Trust, serviced by Countrywide Home Loans, Inc. (the "Servicer," which term includes any successor Servicer under the Agreement referred to below). The Trust was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, Aames Capital Corporation, as seller ("Seller"), the Servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of a Class C Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with such Act and laws. In the event that such a transfer is desired to be made by the holder hereof, (i) the transferee will be required to execute an investment letter in the form described by the Agreement and (ii) if such transfer is



                                     B-1-2
to be made, the Trustee shall require the Holder to deliver an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Act and of any applicable state securities laws. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer, the Trustee will also require an affidavit, in the form as described in the Agreement, stating the matters set forth on the legend of this Class C Certificate.

         The Class C Certificates are entitled to the Class C Distribution Amount on each Distribution Date. The Class C Certificates are not entitled to any payments on and collections in respect of the Mortgage Loans on any Distribution Date until all other distributions on the Offered Certificates for such Distribution Date and reimbursements of certain advances have been made in accordance with the Agreement. The Holder of this Certificate, by its acceptance of this Certificate, agrees that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the the Depositor, the Servicer, and the rights of the Certificateholders under the Agreement at any time by the the Depositor, the Servicer and the Trustee and the Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in the Percentage Interest specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for a new Certificate evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Servicer, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing together with an affidavit in the form as described in the Agreement, and thereupon a new Certificate evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.



                                     B-1-3

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The the Depositor and the Trustee and any of their respective agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the the Depositor, the Trustee nor any of their respective agents shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the purchase by the Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust at a price determined as provided in the Agreement, or (b) the later of the final payment or other liquidation of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of all Mortgage Loans in the Trust will result in early retirement of the Certificates, the right of the Servicer to purchase being subject to the Pool Balance at the time of purchase being less than 5% of the sum of the Original Pool Balance and the Prefunding Account Deposit..

         This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

         This Certificate will not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned for authenticating purposes only by any authorized officer of the Trustee.



                                     B-1-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September __, 2001

                                           BANKERS TRUST COMPANY
                                              OF CALIFORNIA, N.A., as Trustee
                                           By:
                                               ---------------------------------
                                                      Authorized Officer

CERTIFICATE OF AUTHENTICATION:

This is one of the Certificates
referred to in the within named
Agreement


By:
   -------------------------------------------
   Authorized Officer of Bankers Trust Company
         of California, N.A., as Trustee



                                     B-1-5

                                                                     EXHIBIT B-2



                           FORM OF CLASS R CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE EXTENT SET FORTH IN THE AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02(b) OF THE AGREEMENT REFERRED TO HEREIN.

         FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "RESIDUAL INTEREST" IN EACH OF TWO "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(A)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN SECTION 6.02(b) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT (I) IT IS NOT
(i) A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), OR AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, (ii) AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE"), (iii) AN INDIVIDUAL, CORPORATION, PARTNERSHIP OR OTHER PERSON UNLESS SUCH TRANSFEREE (A) IS NOT A FOREIGN PERSON OR (B) IS A FOREIGN PERSON THAT WILL HOLD SUCH CLASS R CERTIFICATE IN CONNECTION WITH THE CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES AND HAS FURNISHED THE TRANSFEROR AND THE TRUSTEE WITH AN EFFECTIVE INTERNAL REVENUE SERVICE FORM 4224 OR (C) IS A FOREIGN PERSON THAT HAS DELIVERED TO BOTH THE TRANSFEROR AND THE TRUSTEE AN OPINION OF A NATIONALLY RECOGNIZED TAX COUNSEL TO THE EFFECT THAT THE TRANSFER OF THE CLASS R CERTIFICATE TO IT IS IN ACCORDANCE WITH THE REQUIREMENTS OF THE CODE AND THE REGULATIONS PROMULGATED THEREUNDER AND THAT SUCH TRANSFER OF THE CLASS R CERTIFICATE WILL NOT BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES (ANY SUCH PERSON WHO IS NOT COVERED BY CLAUSE (A), (B) OR (C) ABOVE BEING REFERRED TO HEREIN AS A "NON-



                                      B-2-1

PERMITTED FOREIGN HOLDER") OR (iv) ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR ANY PERSON WHICH IS AN INDIVIDUAL RETIREMENT ACCOUNT OR EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO SECTION 4975 OF THE CODE (AN "ERISA PLAN") OR AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE ERISA PLAN ASSETS BY REASON OF AN ERISA PLAN'S INVESTMENT IN THE ENTITY, OR ANY PERSON INVESTING THE ASSETS OF AN ERISA PLAN OR SUCH AN ENTITY, WHETHER AS NOMINEE, TRUSTEE, AGENT OR OTHERWISE, (II) IT HAS NO INTENT OR PURPOSE TO IMPEDE THE ASSESSMENT OR COLLECTION OF ANY FEDERAL, STATE OR LOCAL INCOME TAXES LEGALLY REQUIRED TO BE PAID WITH RESPECT TO THE CLASS R CERTIFICATE, AND (III) IT HAS AGREED TO SUCH AMENDMENTS TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF, BOOK-ENTRY NOMINEES, NON-PERMITTED FOREIGN HOLDERS OR ERISA PLANS. THE TERM "FOREIGN PERSON" MEANS A PERSON WHO IS NOT ONE OF THE FOLLOWING: A CITIZEN OR RESIDENT OF THE UNITED STATES, A CORPORATION OR PARTNERSHIP (OR OTHER ENTITY CLASSIFIED AS A CORPORATION OR PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES) CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, AN ESTATE THAT IS SUBJECT TO U.S. FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF ITS INCOME, OR TRUST IF (i) A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST, AND (ii) ONE OR MORE UNITED STATES PERSONS HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.

         THE HOLDER OF THIS CLASS R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE SERVICER, TO ACT AS TAX MATTERS PERSON.



                                      B-2-2

Date of Pooling and Servicing                  Percentage Interest: __%
Agreement and Cut-off Date:
September __, 2001                             Certificate No.: __
First Distribution Date:
October 25, 2001

                           AAMES MORTGAGE TRUST 2001-3
                       MORTGAGE PASS-THROUGH CERTIFICATE,
                             SERIES 2001-3, CLASS R

         evidencing a percentage interest in the distributions allocable to the Class R Certificate with respect to a Trust consisting primarily of a pool of conventional, closed-end, fixed rate and adjustable rate residential mortgage loans sold by Aames Capital Corporation.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AAMES CAPITAL CORPORATION, AAMES CAPITAL ACCEPTANCE CORP. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. THIS CERTIFICATE IS NOT A DEPOSIT, AND NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         This certifies that Aames Capital Acceptance Corp. is the registered owner of the Percentage Interest specified on the face of this Class R Certificate. This Class R Certificate is one series of Certificates issued by a trust, the assets of which consist primarily of a pool of conventional, closed-end, fixed rate and adjustable rate residential mortgage loans (the "Mortgage Loans"), deposited by Aames Capital Acceptance Corp. (the "Depositor") into the Trust, serviced by Countrywide Home Loans, Inc. (the "Servicer," which term includes any successor Servicer under the Agreement referred to below). The Trust was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, Aames Capital Corporation, as seller ("Seller"), the Servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of a Class R Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with such Act and laws. In the event that such a transfer is desired to be made by the holder hereof, (i) the transferee will be required to execute an investment letter in the form described by the Agreement and (ii) if such transfer is



                                      B-2-3
to be made, the Trustee shall require the Holder to deliver an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Act and of any applicable state securities laws. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer, the Trustee will also require an affidavit, in the form as described in the Agreement, stating the matters set forth on the legend of this Class R Certificate.

          The Holder of the Class R Certificate, by acceptance hereof, is deemed to have designated the Servicer, if permitted by the Code and applicable law, to act as the "tax matters person", to perform the functions of a "tax matters partner" for purposes of Subchapter C of Chapter 63 of Subtitle F of the Code and if not so permitted, the Holder of the Class R Certificate, is deemed to have agreed to act as such "tax matters person".

         The Class R Certificate is not entitled to any payments on and collections in respect of the Mortgage Loans on any Distribution Date until all other distributions for such Distribution Date have been made in accordance with the Agreement. The Holder of this Certificate, by its acceptance of this Certificate, agrees that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, and the Trustee and the Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of the Certificates.

         This Certificate is issuable only as a registered Certificate without coupons in the Percentage Interest specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Servicer, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing together with an affidavit in the form as



                                      B-2-4
described in the Agreement, and thereupon a new Certificate evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor and the Trustee and any of their respective agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any of their respective agents shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the purchase by the Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust at a price determined as provided in the Agreement, or (b) the later of the final payment or other liquidation of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates, the right of the Servicer to purchase being subject to the Pool Balance at the time of purchase being less than 5% of the sum of the Original Pool Balance and the Prefunding Account Deposit.

         This Certificate will not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned for authenticating purposes only by any authorized officer of the Trustee.



                                      B-2-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September __,2001

                                           BANKERS TRUST COMPANY
                                              OF CALIFORNIA, N.A., as Trustee
                                           By:
                                              ---------------------------------
                                                    Authorized Officer

CERTIFICATE OF AUTHENTICATION:

This is one of the Certificates
referred to in the within named
Agreement


By:
   -------------------------------------------
   Authorized Officer of Bankers Trust Company
        of California, N.A., as Trustee



                                      B-2-6

                                                                     EXHIBIT B-3



                           FORM OF CLASS P CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE EXTENT SET FORTH IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.02(c) OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.



                                      B-3-1

Date of Pooling and Servicing                     Percentage Interest: 100%
Agreement and Cut-off Date:
September __, 2001                                Certificate No.: __
First Distribution Date:
October 25, 2001

                           AAMES MORTGAGE TRUST 2001-3
                       MORTGAGE PASS-THROUGH CERTIFICATE,
                             SERIES 2001-3, CLASS P

         evidencing a percentage interest in the distributions allocable to the Class P Certificate with respect to a Trust consisting primarily of a pool of conventional, closed-end, fixed and adjustable rate residential mortgage loans sold and serviced by Aames Capital Corporation.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN AAMES CAPITAL CORPORATION, AAMES CAPITAL ACCEPTANCE CORP. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. THIS CERTIFICATE IS NOT A DEPOSIT, AND NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         This certifies that Countrywide Home Loans, Inc. is the registered owner of the Percentage Interest specified on the face of this Class P Certificate. This Class P Certificate is one series of Certificates issued by a trust, the assets of which consist primarily of a pool of conventional, closed-end, fixed rate and adjustable rate residential mortgage loans (the "Mortgage Loans"), deposited by Aames Capital Acceptance Corp. (the "Depositor") into the Trust, serviced by Countrywide Home Loans, Inc. (the "Servicer," which term includes any successor Servicer under the Agreement referred to below). The Trust was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, Aames Capital Corporation, as seller ("Seller"), the Servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of a Class P Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with such Act and laws. In the event that such a transfer is desired to be made by the holder hereof, (i) the transferee will be required to execute an investment letter in the form described by the Agreement and (ii) if such transfer is



                                      B-3-2
to be made, the Trustee shall require the Holder to deliver an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Act and of any applicable state securities laws. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer, the Trustee will also require an affidavit, in the form as described in the Agreement, stating the matters set forth on the legend of this Class P Certificate.

         The Class P Certificates do not have a pass-through rate and will be entitled to distributions only to the extent set forth in the Agreement. The Holder of this Certificate, by its acceptance of this Certificate, agrees that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee and the Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         The Certificates are issuable only as registered Certificates without coupons in the Percentage Interest specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, each Certificate is exchangeable for a new Certificate evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Servicer, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing together with an affidavit in the form as described in the Agreement, and thereupon a new Certificate evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.



                                      B-3-3

         The Depositor and the Trustee and any of their respective agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any of their respective agents shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (a) the purchase by the Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust at a price determined as provided in the Agreement, or (b) the later of the final payment or other liquidation of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of all Mortgage Loans in the Trust will result in early retirement of the Certificates, the right of the Servicer to purchase being subject to the Pool Balance at the time of purchase being less than 5% of the sum of the Original Pool Balance and the Prefunding Account Deposit.

         This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

         This Certificate will not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned for authenticating purposes only by any authorized officer of the Trustee.



                                      B-3-4

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  September __,2001

                                          BANKERS TRUST COMPANY
                                             OF CALIFORNIA, N.A., as Trustee
                                          By:
                                             -----------------------------------
                                                     Authorized Officer

CERTIFICATE OF AUTHENTICATION:

This is one of the Certificates
referred to in the within named
Agreement


By:
   -------------------------------------------
   Authorized Officer of Bankers Trust Company
         of California, N.A., as Trustee



                                      B-3-5

                                                                       EXHIBIT C



                                   [RESERVED]

                                                                       EXHIBIT D



                                   [RESERVED]

                                                                       EXHIBIT E



                             MORTGAGE LOAN SCHEDULE

                       [On file with Sponsor and Trustee]

                                                                       EXHIBIT F



                    FORM OF ANNUAL STATEMENT AS TO COMPLIANCE

         The undersigned, ______________________________,
_______________________ of Countrywide Home Loans, Inc. (the "Servicer"), in its capacity as Servicer under that certain Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement") among Aames Capital Corporation, as seller, Aames Capital Acceptance Corp., as depositor, Countrywide Home Loans, Inc., as servicer and Bankers Trust Company of California, N.A., as trustee, does hereby certify pursuant to Section 3.09 of the Pooling and Servicing Agreement that as of the ___ day of ____________, ____:

                  (a) a review of the activities of the Servicer for the year ended December 31, ____ and of its performance under the Pooling and Servicing Agreement has been made under my supervision, and

                  (b) to the best of my knowledge, based on such review, the Servicer has fulfilled all of its material obligations under the Pooling and Servicing Agreement throughout such year.

         IN WITNESS WHEREOF, I have hereunto signed my name as of this ____day of ___________, ____.


                                      -----------------------------------------
                                      Name:
                                      Title:

                                                                       EXHIBIT G



                FORM OF AFFIDAVIT PURSUANT TO SECTION 860E(e)(4)
                OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

STATE OF______________________ )
                               ) ss.:
COUNTY OF_____________________ )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1._______That he is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement as defined in the Class R Certificate.

         2._______That the Investor's Taxpayer Identification Number is [_______________________].

         3._______That the Investor is not a "Disqualified Organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), or an agent of a Disqualified Organization (including a broker, nominee or middleman) and will not be a "Disqualified Organization" as of [date of transfer], and that the Investor is not acquiring a Class R Certificate of the Aames Mortgage Trust 2001-3 Mortgage Pass-Through Certificates, Series 2001-3 (the "Class R Certificate") for the account of, or as an agent (including a broker, nominee or middleman) of any entity as to which the Investor has not received an affidavit substantially in the form of this affidavit. For these purposes, a "Disqualified Organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electrical energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(c), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

         4._______That the Investor is not (i) an entity that holds Class R Certificates as nominee to facilitate the clearance and settlement of such Class R Certificates through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), (ii) an individual, corporation, partnership or other person unless such transferee (A) is not a Foreign Person or (B) is a Foreign Person that will hold such Class R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Foreign Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Class R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Class R Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder") or (iii) a Person that is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any Person that is an individual retirement account or employee benefit plan, trust or account subject to Section 4975 of the Code (an "ERISA Plan") or an entity, including an insurance company separate account or general account, whose underlying assets include ERISA Plan assets by reason of an ERISA Plan's investment in the entity or a Person investing the assets of an ERISA Plan or such an entity, whether as nominee, trustee, agent or otherwise (an "ERISA Prohibited Holder").

         5._______That the Investor agrees to any such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class R Certificate to such a Disqualified Organization or a Book-Entry Nominee or a Non-permitted Foreign Holder or an ERISA Prohibited Holder.

         6._______That the Investor has no intent or purpose to impede the assessment or collection of any federal, state or local income taxes legally required to be paid with respect to the Class R Certificate and will not transfer the Class R Certificate to any Person that it has reason to believe has the intention to impede the assessment or collection of such taxes and that the Investor understands that, as the holder of the Class R Certificate, it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

         7._______The Investor has been advised of, understands and acknowledges that under the Code, a substantial tax would be imposed on a "pass-through entity" holding a Class R Certificate if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass through entities as a nominee for another Person). A pass-through entity shall be relieved of liability for the tax if it had received from such Person an affidavit (in substantially the same form as this affidavit) that such Person is not a Disqualified Organization and the entity had no actual knowledge that the affidavit was false. The Investor will advise the Trustee and the Servicer if it becomes a pass-through entity or if it is a pass-through entity, if any of the interest holders are or become Disqualified Persons.

         8._______The Investor has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of a Class R Certificate including, without limitation, the restrictions on subsequent transfers. The Investor expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement, as such Section may be amended from time to time.

         9._______The Investor agrees to require an affidavit substantially similar to this affidavit from any Person to whom the Investor attempts to transfer its Class R Certificate including any Person with respect to which the Investor is then acting as nominee, trustee or agent, and in connection with any transfer by a Person for whom the Investor is acting as nominee, trustee or agent, and the Investor will not transfer its Class R Certificate to be transferred to any Person that the Investor knows is a Disqualified Organization.

         10.______The Investor is acquiring the Class R Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. If clause (ii) of the preceding sentence is applicable, such Person is not a Disqualified Organization and the Investor has no knowledge that any such affidavit from such Person is false.

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _________, ____.


                                           [NAME OF INVESTOR]


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

         Subscribed and sworn before me this _____day of ___________, ____.



NOTARY PUBLIC
COUNTY OF___________________________________
STATE OF____________________________________
My Commission expires the ____ day of ________, ____.

                                                                       EXHIBIT H



                    FORM OF NOTICE REGARDING PAYMENT IN FULL
                      OF PRINCIPAL BALANCE OF MORTGAGE LOAN

Bankers Trust Company of California, N.A.,
  as Trustee
1761 East St. Andrew Place
Santa Ana, California  92705
         Re:   Aames Mortgage Trust 2001-3
               Mortgage Pass-Through Certificates, Series 2001-3

Ladies and Gentlemen:

         Reference is made to Section 3.07 of the Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement") among Aames Capital Corporation, as Seller, Aames Capital Acceptance Corp., as Depositor, Countrywide Home Loans, Inc., as Servicer and Bankers Trust Company of California, N.A., as Trustee. All capitalized terms used but not defined herein shall have the meanings given to such terms in the Pooling and Servicing Agreement.

         The undersigned hereby certifies that the Principal Balance of the Mortgage Loan(s) listed on Schedule A annexed hereto has been paid in full and that all amounts received in connection with the payment of such Mortgage Loan(s) that were required to be deposited or credited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been so deposited or credited.

         The undersigned further certifies that he is a Servicing Officer of the Servicer holding the office set forth beneath his signature and that he is duly authorized to execute this certificate on behalf of the Servicer.

                                        COUNTRYWIDE HOME LOANS, INC.
Date:______________________             By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT I



                           FORM OF LIQUIDATION REPORT

1.       Type of Liquidation (REO disposition/charge-off/short pay-off)

                o    Date Last Paid

                o    Date of Foreclosure

                o    Date of REO

                o    Date of REO Disposition

                o    Property Sale Price; Estimated Market Value at Disposition

2.       Liquidation Proceeds
                o    Principal Prepayment                                                 $
                                                                                           -------------------------
                o    Property Sale Proceeds
                                                                                           -------------------------
                o    Insurance Proceeds
                                                                                           -------------------------
                o    Other (itemize)

                o    TOTAL                                                                $
                                                                                           =========================

         Liquidation Expenses
                o    Servicing Advances                                                   $
                                                                                           -------------------------
                o    Monthly Advances
                                                                                           -------------------------
                o    Contingency Fees
                                                                                           -------------------------
                o    Servicing Fees
                                                                                           -------------------------
                o    Annual Expense Escrow Amount
                                                                                           -------------------------
                o    Supplemental Fee (if any)
                                                                                           -------------------------
                o    Additional Interest (if any)
                                                                                           -------------------------
                o    Monthly Sponsor Fee (if any)

                o    TOTAL                                                                $
                                                                                           =========================

3.       Net Liquidation Proceeds*
         (Total of Item 2 minus total of Item 3)                                          $
                                                                                           -------------------------

4.       Accrued and Unpaid Interest on Mortgage Loan                                     $
                                                                                           -------------------------

5.       Principal Balance of Mortgage Loan                                               $
                                                                                           -------------------------

6.       Realized Loss on Mortgage Loan (Item 4 plus Item 5 minus Item 3, with a Realized Loss resulting only if the total of this
         calculation is a positive number) $                                              $
                                                                                           -------------------------

*Applied first to Item 4 and then to Item 5.

                                                                       EXHIBIT J



                              OFFICER'S CERTIFICATE

         I, _____________________, hereby certify that I am the duly elected _____________________ of Countrywide Home Loans, Inc. acting as servicer pursuant to a Pooling and Servicing Agreement dated as of September 1, 2001 by and among the Aames Capital Corporation, as Seller, Aames Capital Acceptance Corp., as Depositor, Countrywide Home Loans, Inc. and Bankers Trust Company of California, N.A., as Trustee, and further certify, to the best of my knowledge and after due inquiry that the following, including the attached Liquidation Report, is a summary of the facts and circumstances surrounding the "charge-off" of any Mortgage Loans during the Collection Period from _____ 1 through _____ 30/31, ____;

[Insert the following information for each "charged-off" Mortgage Loan]

         Loan #
         Borrower Name
         Property Address
         Date of "charge-off"
         Original Principal Balance
         Outstanding Principal Balance
         Mortgage Loan Rate
         Accrued Interest at time of "charge off"
         Unreimbursed Servicing Advances at time of "charge off"
         Unreimbursed Delinquency Advances at time of "charge off"
         # of days in default at time of "charge off"
         Original Appraised Value Current appraised value based upon "drive by" Amount of outstanding first lien
         Estimate of Foreclosure Costs
                  Broker Fees
                  Legal Fees
                  Repair and Miscellaneous Expenses
         Projected Marketing Period
         Estimate of Loss on Foreclosure and Liquidation

Capitalized terms not otherwise defined herein have the meanings set forth in the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, I have hereunto signed by name and affixed the seal of the Servicer.

Dated:
      ------------------                  -------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT K



                          FORM OF TRANSFEROR AFFIDAVIT
                           [LETTERHEAD OF TRANSFEROR]

                             ----------------, ----

Bankers Trust Company of California, N.A.,
  as Trustee
1761 East St. Andrew Place
Santa Ana, California  92705
         Re:      Aames Mortgage Trust 2001-3
                  Mortgage Pass-Through Certificates, Series 2001-3

Ladies and Gentlemen:

         We have reviewed the attached affidavit of [NAME OF TRANSFEREE] and have no actual knowledge that such affidavit is not true and has no reason to believe that the requirements set forth in paragraph 3, paragraph 4(i) or paragraph 4(ii) are not satisfied and have no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Class R Certificate. In addition, we have conducted a reasonable investigation at the time of the transfer and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due.

                                   Very truly yours,


                                   ---------------------------------------------

                                   By:
                                      ------------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT L



                                   [RESERVED]

                                                                       EXHIBIT M




Bankers Trust Company of California, N.A.,
  as Trustee
1761 East St. Andrew Place
Santa Ana, California  92705
         Re:      Aames Mortgage Trust 2001-3,
                  Mortgage Pass-Through Certificates,
                  Series, 2001-3, Class [  ] (the "Certificates")

Ladies and Gentlemen:

         In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) with respect to our disposition of the Certificates, we have no knowledge that the transferee is not a permitted transferee.

                               Very truly yours,


                               -------------------------------------------------

                               By:
                                  ----------------------------------------------
                                  Authorized Officer

                                                                     EXHIBIT N-1



                    FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                     [DATE]

Aames Capital Corporation, as Seller
350 South Grand Avenue
Los Angeles, California 90071

Aames Capital Acceptance Corporation, as Depositor
350 South Grand Avenue
Los Angeles, California 90071

Bankers Trust Company of California, N.A.,
  as Trustee
1761 East St. Andrew Place
Santa Ana, California  92705

         Re:      Aames Mortgage Trust 2001-3,
                  Mortgage Pass-Through Certificates,
                  Series, 2001-3, Class [  ] (the "Certificates")

Ladies and Gentlemen:

         In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Seller and the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or (ii) the purchaser is an insurance company which is purchasing such certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                        Very truly yours,


                                        [NAME OF TRANSFEREE]

                                        By:
                                           -------------------------------------
                                                   Authorized Officer










                                     N-1-2

                                                                     EXHIBIT N-2



                            FORM OF RULE 144A LETTER

                                     [DATE]

Aames Capital Corporation, as Seller
350 South Grand Avenue
Los Angeles, California 90071

Aames Capital Acceptance Corporation, as Depositor
350 South Grand Avenue
Los Angeles, California 90071

Bankers Trust Company of California, N.A.,
  as Trustee
1761 East St. Andrew Place
Santa Ana, California  92705
         Re:      Aames Mortgage Trust 2001-3,
                  Mortgage Pass-Through Certificates,
                  Series, 2001-3, Class [  ] (the "Certificates")

Ladies and Gentlemen:

         In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Seller and the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan, (d) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of
Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (e) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act and have completed either of the forms of



                                     N-2-1
certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Act.

                                             Very truly yours,


                                             [NAME OF TRANSFEREE]


                                             By:
                                                --------------------------------
                                                       Authorized Officer




                                     N-2-2

                                                          ANNEX 1 TO EXHIBIT N-2



            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

(a) As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

(b) In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ 1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

                  ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                  ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

----------------
1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.



                                     N-2-3

                  ___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                  ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

                  ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                  ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

                  ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

                  ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or
                           (d) of the Small Business Investment Act of 1958.

                  ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

                  (c) The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

                  (d) For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.



                                     N-2-4

                  (e) The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                  (f) Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                       Print Name of Buyer

                                       By:
                                            -----------------------------------
                                             Name:
                                             Title:

                                       Date:
                                            -----------------------------------



                                     N-2-5

                                                          ANNEX 2 TO EXHIBIT N-2



            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

                  The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                  (a) As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  (b) In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.




                                     N-2-6

                  ___ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  (c) The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  (d) The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                  (e) The Buyer is familiar with Rule 144A and under-stands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  (f) Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                       Print Name of Buyer

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       IF AN ADVISER:

                                       -----------------------------------------
                                                  Print Name of Buyer
                                       Date:
                                            ---------------



                                     N-2-7

                                                                       EXHIBIT O



               Mortgage Guaranty Insurance Corporation PMI Policy

                   [Available from Aames Capital Corporation]

                                                                       EXHIBIT P



                           List of PMI Mortgage Loans

                   [Available from Aames Capital Corporation]

                                                                       EXHIBIT Q



                                   [RESERVED]

                                                                       EXHIBIT R



                           Prepayment Charge Schedule

                   [Available from Aames Capital Corporation]










                                      R-1